AS FILED WITH THE SECURITIES
AND EXCHANGE COMMISSION
ON 06/09/2010

FILE NOS: 811-04262
002-96538

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X ]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No.	[51]
and
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940	[X ]
Amendment No.	[53]

(Check appropriate box or boxes.)

AMERICAN PENSION INVESTORS TRUST
(Exact name of Registrant as Specified in Charter)

2303 YORKTOWN AVENUE
LYNCHBURG, VA  24501
(Address of Principal Executive Office)

434-846-1361
(Registrant's Telephone Number, including Area Code:)

DAVID D. BASTEN
2303 YORKTOWN AVENUE
LYNCHBURG, VA  24501
(Name and Address of Agent for Service)

Please send copy of communications to:
W. LEE H. DUNHAM, ESQUIRE
SULLIVAN & WORCESTER LLP
ONE POST OFFICE SQUARE
BOSTON, MA  02109

Approximate Date of Proposed Public Offering:  As soon as practicable following effective date.

It is proposed that this filing will become effective (check appropriate box):

/X/	immediately upon filing pursuant to paragraph (b)
/ /	on (date) pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on May 1, 2010,pursuant to paragraph (a)(3)
/ /	75 days after filing pursuant to paragraph (a)(2)
/ /	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant declares hereby that an indefinite number or amount of its securities has been registered by this Registration Statement.

A Rule 24f-2 Notice for the Trust’s fiscal year ended January 31, 2010 was filed on April 28, 2010.

Ticker Symbol
API FUNDS	Class A	Class C	Class L

API EFFICIENT FRONTIER GROWTH FUND	AFGGX	APITX	-----
API EFFICIENT FRONTIER CAPITAL INCOME FUND	AFAAX	AFDDX	-----
API EFFICIENT FRONTIER MULTIPLE INDEX FUND	APIMX	AFMMX	-----
API EFFICIENT FRONTIER VALUE FUND	ADVAX	YCVTX	-----
API EFFICIENT FRONTIER INCOME FUND	APIUX	AFFIX	-----
API MASTER ALLOCATION FUND	APIFX	-----	APILX

API Funds (the Trust) offers six mutual fund series in this prospectus: API Efficient Frontier Growth Fund, API Efficient Frontier Capital Income Fund, API Efficient Frontier Multiple Index Fund, API Efficient Frontier Value Fund, API Efficient Frontier Income Fund, and API Efficient Frontier Master Allocation Fund (each, a Fund, and together, the Funds). Each Fund offers you a separate investment, with its own investment objective and policies. This prospectus offers Class A, Class C and Class L Shares (Master Allocation Fund only) of the Funds.

PROSPECTUS DATED JUNE 9, 2010

Like all mutual fund shares, the U.S. Securities and Exchange Commission has not approved or disapproved the shares offered in this prospectus or determined whether this prospectus is accurate or complete.  Anyone who tells you otherwise is committing a crime.

Section 1 | Fund Summaries
This section provides you with an overview of the each Fund, including investment objectives, fees and expenses, and historical performance information.

API Efficient Frontier Growth Fund	---
API Efficient Frontier Capital Income Fund	---
API Efficient Frontier Multiple Index Fund	---
API Efficient Frontier Value Fund	---
API Efficient Frontier Income Fund	---
API Master Allocation Fund	---

Section 2 | Additional Information About Investment Strategies and Related Risks
This section sets forth additional information about the Funds.

Investment Objectives and Strategies of each Fund	---
Principal Investment Risks	---
Temporary Investments	---
Portfolio Holdings Disclosure	---

Section 3 | Who Manages Your Money
This section gives you a detailed discussion of our investment adviser and Portfolio Managers

The Investment Adviser	---
The Portfolio Managers	---

Section 4 | How You Can Buy and Sell Shares
This section provides the information you need to move money into or out of your account

What Share Classes We Offer	---
How To Reduce Your Sales Charge	---
How To Buy Shares	---
How To Sell Shares	---

Section 5 | General Information
This section summarizes the Funds' distribution policies and other general Fund information

Dividends, Distributions and Taxes	---
Net Asset Value	---
Fair Value Pricing	---
Frequent Trading	---
Distribution and Service Plans	---
General Information	---
Privacy Policy	---

Section 6 | Financial Highlights
This section provides each Fund's financial performance for the past five years.

Section 7 | For More Information
This section tells you how to obtain additional information relating to the Funds.

Section 1 |  FUND SUMMARIES

API EFFICIENT FRONTIER GROWTH FUND

INVESTMENT OBJECTIVE-  Growth of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in API Efficient Frontier Funds.  More information about these and other discounts is available from your financial professional and in the "How To Reduce Your Sales Charges" Section on page __ of the Fund’s prospectus and on page __ of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum sales charge (load) imposed on purchases (as % of offering price)	5.75%	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	1.00%
Maximum Account fee (for accounts under $500)	$25 /yr	$25/yr

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Class A	Class C
Management Fee	1.00%	1.00%
Distribution/Service (12b-1 Fees)	0.00%	1.00%
Other Expenses	0.88%	0.88%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses (1)	1.93%	2.93%

(1)
Total Annual Fund Operating Expenses do not correlate to the ratio of average net assets in the Financial Highlights Table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses.

EXAMPLE:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class C Shares w/ Redemption:
1 Year	3 Years	5 Years	10 Years
$296	$907	$1,543	$3,252

You would pay the following expenses if you did not redeem your Class C Shares:
1 Year	3 Years	5 Years	10 Years
$296	$907	$1,543	$3,252

Class A Shares:
1 Year	3 Years	5 Years	10 Years
$760	$1,146	$1,557	$2,699

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions.  If these sales charges (loads) were included, your costs would be higher.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal period ended January 31, 2010, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Growth Fund invests in securities, derivatives and other financial instruments that, in the opinion of Yorktown Management & Research Company, Inc. (the “Adviser”), offer the opportunity for growth of capital.

The Growth Fund can include stocks of any size, within any sector, and at times the Adviser may emphasize one or more particular sectors. The Growth Fund may also invest in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements, and securities issued by investment companies (“Underlying Funds”).  Underlying Funds are open-end mutual funds, closed-end funds, unit investment trusts, private investment companies (hedge funds) and foreign investment companies, that seek capital growth or appreciation by investing primarily in common stock or convertible securities and that are not affiliated with the Fund or its Adviser. The Growth Fund may also invest in long-, intermediate- or short-term bonds and other fixed-income securities (or in Underlying Funds that invest primarily in such securities) whenever the Adviser believes that such securities offer a potential for capital appreciation, such as during periods of declining interest rates. In addition, the Growth Fund may invest in index securities (“Index Securities”), including exchange traded funds that represent interests in a portfolio of common stocks or fixed income securities seeking to track the performance of a securities index or similar benchmark.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Growth Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions.  When the Fund takes a defensive position, the Fund’s assets will be held in cash and/or cash equivalents.  When the Fund is invested in this manner, it may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which a Fund invests.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Company Risk. The Fund may invest in securities that involve certain special circumstances that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Investment Company Risk. Any investment in an open-end or closed-end investment company involves risk and, although the Fund invests in a number of Underlying Funds, this practice does not eliminate investment risk. The value of shares of an Underlying Fund will go up and down in response to changes in the value of its portfolio holdings.

Underlying Fund Risk.  None of the Underlying Funds are or will be affiliated with the Fund or the Adviser. Therefore, investment decisions by the investment advisers of the Underlying Funds are made independently of the Fund and the Fund's Adviser. The investment adviser of one Underlying Fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another Underlying Fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the net asset value of those shares.

Index Security and Fund Risk. Index Securities and index funds are not managed in the traditional sense, using economic, financial and market analysis, and the adverse financial situation of an issuer will not directly result in its elimination from the index. In addition, investments in Index Securities involve risks similar to investments in closed-end funds including, but not limited to, the possibility that the shares of Index Securities may trade at a market discount.

Enhanced Index Product Risk. Enhanced Index Products are subject to the risk that the manager may not be able to cause the Enhanced Index Product’s performance to match or exceed that of the Enhanced Index Product’s benchmark on a daily basis. In addition, Enhanced Index Products represent a portfolio of leveraged instruments, and are therefore subject to increased leverage risk.

Debt Security Risk. The values of debt securities held by the Fund are affected by rising and declining interest rates. In general, debt securities with longer term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due.

Junk Bonds or High Yield, High Risk Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities.

Foreign Securities Risk. The Fund’s direct or indirect investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of the Fund’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

Emerging Market Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries.

Small-Cap Company Risk. The Fund’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies.

Real Estate Investment Trusts. Investments in real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein expose the Fund to risks similar to investing directly in real estate and the value of these investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

Options, Futures and Other Derivatives. Derivatives are instruments the prices of which are derived from the value or performance of an underlying security, index, instrument, or other asset. Investments in derivatives such as options, futures, forward contracts, swap agreements, caps, floors, collars, and indexed securities carry many of the risks of the underlying instruments and carry additional risks that are not associated with direct investments in the securities or other assets underlying the derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives. These investments may also create leverage and, as a result, may cause the Fund to increase or decrease in value more quickly than would an investment in the underlying security, index, instrument, or other asset.

Growth Style Risk. The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Growth Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

THE FUND'S PAST PERFORMANCE

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class C Share performance from year to year and by showing how the Fund’s Class C Share average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.  The past performance of the Fund’s Class C Shares (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available at www.apitrust.com and by calling toll-free 888-933-8274.

Year-By-Year Annual Returns- Class C Shares
(for calendar years ending on December 31)

BAR GRAPH #'s

2000-	-13.82%
2001-	-17.09%
2002-	-26.34%
2003-	+43.16%
2004-	+13.27%
2005-	+7.41%
2006-	+13.12%
2007-	+15.00%
2008-	-51.02%
2009-	+46.27%

During the period covered by the bar chart, the highest return on Class C Shares for a quarter was 25.10% (quarter ended June 30, 2009) and the lowest return for a quarter was -31.85% (quarter ended December 31, 2008).  Year to date total return for Class C Shares as of March 31, 2010 was 5.23%.

Average Annual Total Returns for the Fund's Class C Shares (for periods ending on December 31, 2009)	One Year	Five Years	Ten Years
Return Before Taxes	46.27%	0.02%	-1.56%
Return After-Tax on Distributions	46.27%	-1.21%	-2.48%
Return After-Tax Return on Distributions and Sale of Fund Shares	30.08%	-0.09%	-1.43%
MSCI World Equity Index (reflects no deduction for fees, expenses or taxes)	30.79%	2.57%	0.23%
	One Year	Five Years	Inception 7/1/2004
Average Annual Total Return Before Taxes- Class A Shares	47.78%	1.02%	2.67%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-Tax Returns are shown for only Class C Shares and after-tax returns for Class A Shares will vary.

MANAGEMENT

Investment Adviser- Yorktown Management & Research Company, Inc.

Portfolio Managers-  David D. Basten, President and Chief Investment Officer, has served as Portfolio Manager to the Fund since its inception in 1985. David M. Basten, Portfolio Manager, has acted as Portfolio Manager to the Fund since 2005.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund.  The minimum initial purchase or exchange into the Fund is $1000.  The minimum subsequent investment amount is $100.  There are no minimums for purchases or exchanges through employer-sponsored retirement plans.  The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

API EFFICIENT FRONTIER CAPITAL INCOME FUND

INVESTMENT OBJECTIVE-  High current income, as well as growth of capital and income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in API Efficient Frontier Funds.  More information about these and other discounts is available from your financial professional and in the "How To Reduce Your Sales Charges" Section on page __ of the Fund’s prospectus and on page __ of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum sales charge (load) imposed on purchases (as % of offering price)	5.75%	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	1.00%
Maximum Account fee (for accounts under $500)	$25 /yr	$25/yr

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Class A	Class C
Management Fee	0.60%	0.60%
Distribution/Service (12b-1 Fees)	0.00%	1.00%
Other Expenses	1.33%	1.33%
Acquired Fund Fees and Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses (1)	1.99%	2.99%

(1)
Total Annual Fund Operating Expenses do not correlate to the ratio of average net assets in the Financial Highlights Table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses.

EXAMPLE:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class C Shares w/ Redemption:
1 Year	3 Years	5 Years	10 Years
$302	$924	$1,572	$3,308

You would pay the following expenses if you did not redeem your Class C Shares
1 Year	3 Years	5 Years	10 Years
$302	$924	$1,572	$3,308

Class A Shares
1 Year	3 Years	5 Years	10 Years
$765	$1,164	$1,586	$2,759

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions.  If these sales charges (loads) were included, your costs would be higher.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal period ended January 31, 2010, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Capital Income Fund invests in securities, derivatives and other financial instruments that, in the Adviser’s opinion, offer the opportunity for high current income or growth of capital and income.

The Capital Income Fund may invest in the common stock of U.S. and foreign issuers and in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements; securities issued by Underlying Funds that seek to achieve an objective of total return by investing in income-producing equity securities (including dividend-paying common stocks and convertible securities), long-, intermediate- or short-term bonds and other fixed-income securities (such as U.S. Government securities, corporate bonds, commercial paper and preferred stocks); Index Securities; Enhanced Index Products; real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; debt securities; options, futures, forward contracts, swaps, caps, floors, collars, indexed securities, and other derivatives; currencies, including currency related derivatives; and other instruments.

The Adviser invests directly in equity or debt securities when it believes attractive investment opportunities exist. Although the Adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Capital Income Fund, such securities may include investments rated below investment grade, commonly known to as “junk bonds.” When investing in Underlying Funds, the Adviser considers, among other things, the Underlying Funds’ past performance and their investment objectives and policies, the investment style, reputation and quality of their investment advisers and the Underlying Funds’ size and cost structure. The Adviser selects Index Securities and Enhanced Index Products in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments in Underlying Funds, Index Securities and Enhanced Index Products, the Capital Income Fund may have significant exposure to foreign securities, high yield securities and equity-based, income producing securities.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Capital Income Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions.  When the Fund takes a defensive position, the Fund’s assets will be held in cash and/or invested in money market mutual funds or money market instruments, including repurchase agreements.  When the Fund is invested in this manner, it may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Company Risk. The Fund may invest in securities that involve certain special circumstances that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Investment Company Risk. Any investment in an open-end or closed-end investment company involves risk and, although the Fund invests in a number of Underlying Funds, this practice does not eliminate investment risk. The value of shares of an Underlying Fund will go up and down in response to changes in the value of its portfolio holdings.

Underlying Fund Risk.  None of the Underlying Funds are or will be affiliated with the Fund or the Adviser. Therefore, investment decisions by the investment advisers of the Underlying Funds are made independently of the Fund and the Fund's Adviser. The investment adviser of one Underlying Fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another Underlying Fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the net asset value of those shares.

Index Security and Fund Risk. Index Securities and index funds are not managed in the traditional sense, using economic, financial and market analysis, and the adverse financial situation of an issuer will not directly result in its elimination from the index. In addition, investments in Index Securities involve risks similar to investments in closed-end funds including, but not limited to, the possibility that the shares of Index Securities may trade at a market discount.

Enhanced Index Product Risk. Enhanced Index Products are subject to the risk that the manager may not be able to cause the Enhanced Index Product’s performance to match or exceed that of the Enhanced Index Product’s benchmark on a daily basis. In addition, Enhanced Index Products represent a portfolio of leveraged instruments, and are therefore subject to increased leverage risk.

Debt Security Risk. The values of debt securities held by the Fund are affected by rising and declining interest rates. In general, debt securities with longer term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due.

Junk Bonds or High Yield, High Risk Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities.

Foreign Securities Risk. The Fund’s direct or indirect investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of the Fund’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

Emerging Market Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries.

Small-Cap Company Risk. The Fund’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies.

Real Estate Investment Trusts. Investments in real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein expose the Fund to risks similar to investing directly in real estate and the value of these investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

Options, Futures and Other Derivatives. Derivatives are instruments the prices of which are derived from the value or performance of an underlying security, index, instrument, or other asset. Investments in derivatives such as options, futures, forward contracts, swap agreements, caps, floors, collars, and indexed securities carry many of the risks of the underlying instruments and carry additional risks that are not associated with direct investments in the securities or other assets underlying the derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives. These investments may also create leverage and, as a result, may cause the Fund to increase or decrease in value more quickly than would an investment in the underlying security, index, instrument, or other asset.

THE FUND'S PAST PERFORMANCE

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s Class A Share average annual returns for 1, 5, and since inception compare with those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available at www.apitrust.com and by calling toll-free 888-933-8274.

Year-By-Year Annual Returns- Class A Shares
(for calendar years ending on December 31)

BAR GRAPH #'s

2004-	+11.82%
2005-	+6.15%
2006-	+21.27%
2007-	+11.74
2008-	-41.01%
2009-	+39.34%

During the period covered by the bar chart, Class A Shares’ highest return for a quarter was 24.25% (quarter ended June 30, 2009) and the lowest return for a quarter was -27.88% (quarter ended December 31, 2008). Class A Shares’ year to date total return as of March 31, 2010 was 5.44%.

Average Annual Total Returns for the Fund's Class A Shares (for periods ending on December 31, 2009)	One Year	Five Years	Inception 7/1/2004
Return Before Taxes	31.33%	2.19%	4.08%
Return After-Taxes on Distributions	31.02%	0.96%	2.89%
Return After-Taxes on Distributions and Sale of Fund Shares	20.36%	1.55%	3.17%
MSCI World Equity Index (reflects no deduction for fee, expenses or taxes)	30.79%	2.57%	4.30%
Average Annual Total Return Before Taxes- Class C Shares	37.94%	2.57%	4.20%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-Tax Returns are shown for only Class A Shares and after-tax returns for Class C Shares will vary.

MANAGEMENT

Investment Adviser- Yorktown Management & Research Company, Inc.

Portfolio Managers-  David D. Basten, President and Chief Investment Officer, has served as Portfolio Manager to the Fund since its inception in July 2004. David M. Basten, Portfolio Manager, has acted as Portfolio Manager to the Fund since 2005.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund.  The minimum initial purchase or exchange into the Fund is $1000.  The minimum subsequent investment amount is $100.  There are no minimums for purchases or exchanges through employer-sponsored retirement plans.  The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

API EFFICIENT FRONTIER MULTIPLE INDEX FUND

INVESTMENT OBJECTIVE-  Maximum total return from capital growth and income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in API Efficient Frontier Funds.  More information about these and other discounts is available from your financial professional and in the "How To Reduce Your Sales Charges" Section on page __ of the Fund’s prospectus and on page __ of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	1.00%
Maximum Account fee (for accounts under $500)	$25 /yr	$25/yr

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Class A	Class C
Management Fee	0.70%	0.70%
Distribution/Service (12b-1 Fees)	0.00%	1.00%
Other Expenses	1.12%	1.12%
Acquired Fund Fees and Expenses	0.43%	0.43%
Total Annual Fund Operating Expenses (1)	2.25%	3.25%

(1)
Total Annual Fund Operating Expenses do not correlate to the ratio of average net assets in the Financial Highlights Table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses.

EXAMPLE:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class C Shares w/ Redemption:
1 Year	3 Years	5 Years	10 Years
$328	$1,001	$1,698	$3,549

You would pay the following expenses if you did not redeem your Class C Shares
1 Year	3 Years	5 Years	10 Years
$328	$1,001	$1,698	$3,549

Class A Shares
1 Year	3 Years	5 Years	10 Years
$790	$1,238	$1,711	$3,011

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions.  If these sales charges (loads) were included, your costs would be higher.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal period ended January 31, 2010, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Multiple Index Fund invests in securities, derivatives and other financial instruments that, in the Adviser’s opinion, offer the opportunity for maximum total return from capital growth and income.

The Adviser exercises a flexible strategy in the selection of investments and is not limited by investment style or asset class. The Fund normally invests the majority of its assets in securities that it's Adviser has designated as "Index Securities".  Index Securities are securities that represent interests in a portfolio of common stocks or fixed income securities seeking to track the performance of a securities index or similar benchmark, such as the S&P 500 Index, the NYSE Composite Index, the NASDAQ Composite Index or the Russell 1000 Index.

The Fund may also invest in the common stock of U.S. and foreign issuers and in other U.S. and foreign securities, including:

•	securities convertible into common stock and securities issued through private placements;

•	Underlying Funds;

•
Enhanced Index Products (securities that represent interests in a portfolio of common stocks or fixed income securities seeking to track the performance of a securities index or similar benchmark, such as the S&P 500 Index, the NYSE Composite Index, the NASDAQ Composite Index or the Russell 1000 Index, but that also have a component of active management such that the investment manager of the security attempts to outperform the applicable index);

•	real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate;

•	debt securities (domestic and foreign corporate notes and bonds, but not bankrupt, exotic securities or synthetics);

•	options, futures, forward contracts, swaps, caps, floors, collars, indexed securities, and other derivatives; currencies, including currency related derivatives; and

•	other appropriate securities.

The Adviser invests directly in equity or debt securities when it believes attractive investment opportunities exist. Although the Adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Fund, such securities may include investments rated below investment grade, commonly known as “junk bonds.” When investing in Underlying Funds, the Adviser considers, among other things, the Underlying Funds’ past performance and their investment objectives and policies, the investment style, reputation and quality of their investment advisers and the Underlying Funds’ size and cost structure. The Adviser selects Index Securities and Enhanced Index Products in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments in Underlying Funds, Index Securities and Enhanced Index Products, the Multiple Index Fund may have significant exposure to foreign securities, including emerging market securities, small-cap securities and specific sectors of the market.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Multiple Index Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses. Further, the Fund is restricted by Section 12(d)1 of the 1940 Act and related rules as to the amount of Underlying Funds it can hold in its portfolio.  The Fund will comply with those restrictions.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions.  When the Fund takes a defensive position, the Fund’s assets will be held in cash and/or invested in money market mutual funds or money market instruments, including repurchase agreements. When the Fund is invested in this manner, it may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Company Risk. The Fund may invest in securities that involve certain special circumstances that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Investment Company Risk. Any investment in an open-end or closed-end investment company involves risk and, although the Fund invests in a number of Underlying Funds, this practice does not eliminate investment risk. The value of shares of an Underlying Fund will go up and down in response to changes in the value of its portfolio holdings.

Underlying Fund Risk.  None of the Underlying Funds are or will be affiliated with the Fund or the Adviser. Therefore, investment decisions by the investment advisers of the Underlying Funds are made independently of the Fund and the Fund's Adviser. The investment adviser of one Underlying Fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another Underlying Fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the net asset value of those shares.

Index Security and Fund Risk. Index Securities and index funds are not managed in the traditional sense, using economic, financial and market analysis, and the adverse financial situation of an issuer will not directly result in its elimination from the index. In addition, investments in Index Securities involve risks similar to investments in closed-end funds including, but not limited to, the possibility that the shares of Index Securities may trade at a market discount.

Enhanced Index Product Risk. Enhanced Index Products are subject to the risk that the manager may not be able to cause the Enhanced Index Product’s performance to match or exceed that of the Enhanced Index Product’s benchmark on a daily basis. In addition, Enhanced Index Products represent a portfolio of leveraged instruments, and are therefore subject to increased leverage risk.

Debt Security Risk. The values of debt securities held by the Fund are affected by rising and declining interest rates. In general, debt securities with longer term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due.

Junk Bonds or High Yield, High Risk Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities.

Foreign Securities Risk. The Fund’s direct or indirect investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of the Fund’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

Emerging Market Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries.

Small-Cap Company Risk. The Fund’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies.

Real Estate Investment Trusts. Investments in real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein expose the Fund to risks similar to investing directly in real estate and the value of these investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

Options, Futures and Other Derivatives. Derivatives are instruments the prices of which are derived from the value or performance of an underlying security, index, instrument, or other asset. Investments in derivatives such as options, futures, forward contracts, swap agreements, caps, floors, collars, and indexed securities carry many of the risks of the underlying instruments and carry additional risks that are not associated with direct investments in the securities or other assets underlying the derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives. These investments may also create leverage and, as a result, may cause the Fund to increase or decrease in value more quickly than would an investment in the underlying security, index, instrument, or other asset.

THE FUND'S PAST PERFORMANCE

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available at www.apitrust.com and by calling toll-free 888-933-8274.

Year-By-Year Annual Returns- Class A Shares
(for calendar years ending on December 31)

BAR GRAPH #'s

2000-	-15.11%
2001-	-13.97%
2002-	-25.56%
2003-	+41.33%
2004-	+12.79%
2005-	+9.69%
2006-	+22.26%
2007-	+13.58%
2008-	-51.14%
2009-	+43.13%

During the period covered by the bar chart, Class A Shares’ highest return for a quarter was 28.39%% (quarter ended June 30, 2009) and the lowest return for a quarter was -31.43% (quarter ended December 31, 2008). Class A Shares’ year to date total return as of March 31, 2010 was 5.23%.

Average Annual Total Returns for the Fund's Class A Shares (for periods ending on December 31, 2009)	One Year	Five Years	Ten Years
Return Before Taxes	34.90%	0.08%	-1.38%
Return After-Taxes on Distributions	34.60%	-0.71%	-1.85%
Return After-Taxes on Distributions and Sale of Fund Shares	22.68%	0.05%	-1.22%
MSCI World Equity Index (reflects no deduction for fees, expenses or taxes)	30.79%	2.57%	0.23%
	One Year	Five Years	Inception 07/1/2004
Average Annual Total Return Before Taxes- Class C Shares	41.75%	0.23%	1.70%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-Tax Returns are shown for only Class A Shares and after-tax returns for Class C Shares will vary.

MANAGEMENT

Investment Adviser- Yorktown Management & Research Company, Inc.

Portfolio Managers-  David D. Basten, President and Chief Investment Officer, has served as Portfolio Manager to the Fund since its inception in 1997. David M. Basten, Portfolio Manager, has acted as Portfolio Manager to the Fund since 2005.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund.  The minimum initial purchase or exchange into the Fund is $2000 or $500 through monthly systematic investment plan accounts.  There is no minimum subsequent investment amount.  There are no minimums for purchases or exchanges through employer-sponsored retirement plans.  The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

API EFFICIENT FRONTIER VALUE FUND

INVESTMENT OBJECTIVE-  Growth of capital, as well as income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in API Efficient Frontier Funds.  More information about these and other discounts is available from your financial professional and in the "How To Reduce Your Sales Charges" Section on page __ of the Fund’s prospectus and on page __ of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	1.00%
Maximum Account fee (for accounts under $500)	$25 /yr	$25/yr

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Class A	Class C
Management Fee	0.90%	0.90%
Distribution/Service (12b-1 Fees)	0.00%	1.00%
Other Expenses	1.03%	0.93%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	1.98%	2.98%

(1)
Total Annual Fund Operating Expenses do not correlate to the ratio of average net assets in the Financial Highlights Table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses.

EXAMPLE:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class C Shares w/ Redemption:
1 Year	3 Years	5 Years	10 Years
$301	$921	$1,567	$3,299

You would pay the following expenses if you did not redeem your Class C Shares
1 Year	3 Years	5 Years	10 Years
$301	$921	$1,567	$3,299

Class A Shares
1 Year	3 Years	5 Years	10 Years
$764	$1,161	$1,581	$2,749

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions.  If these sales charges (loads) were included, your costs would be higher.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal period ended January 31, 2010, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Value Fund invests in securities, derivatives and other financial instruments that, in the Adviser’s opinion, offer the opportunity for growth of capital and income.

The Value Fund may invest in the common stock of U.S. and foreign issuers that the Adviser believes are undervalued in relation to the quality of the securities and the long-term earning power of their issuers, regardless of short-term indicators. The Value Fund may also invest in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements; securities issued by Underlying Funds; Index Securities; Enhanced Index Products; real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; debt securities; options, futures, forward contracts, swaps, caps, floors, collars, indexed securities, and other derivatives; currencies, including currency related derivatives; and other instruments.

The Adviser invests directly in equity or debt securities when it believes attractive investment opportunities exist. The Adviser believes that investing in temporarily depressed securities of sound, well-managed companies provides a greater potential for overall investment return than investing in securities selling at prices that reflect anticipated favorable developments. Securities may be undervalued because of many factors, including general market decline, earnings decline, poor economic conditions, tax losses or actual or anticipated unfavorable developments affecting the issuer. In selecting securities for investment, the Adviser focuses on securities with prices comparing favorably to historical or current price-earnings ratios, book value, return on equity, or the prospects for the companies in question. Although the Adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Value Fund, such securities may include investments rated below investment grade, commonly known as “junk bonds.” Further, the Value Fund may sell securities and other instruments short. The Value Fund also may engage in leverage by borrowing up to one-third of the value of its net assets for investment purposes, in accordance with the provisions of the Investment Company Act of 1940, as amended (“1940 Act”).

When investing in Underlying Funds, the Adviser considers, among other things, the Underlying Funds’ past performance and their investment objectives and policies, the investment style, reputation and quality of their investment advisers and the Underlying Funds’ size and cost structure. The Adviser selects Index Securities and Enhanced Index Products in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments in Underlying Funds, Index Securities and Enhanced Index Products, the Value Fund may have significant exposure to foreign securities, including emerging market securities, small-cap securities and specific sectors of the market.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Value Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions.  When the Fund takes a defensive position, the Fund’s assets will be held in cash and/or invested in money market mutual funds or money market instruments, including repurchase agreements.  When the Fund is invested in this manner, it may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Company Risk. The Fund may invest in securities that involve certain special circumstances that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Investment Company Risk. Any investment in an open-end or closed-end investment company involves risk and, although the Fund invests in a number of Underlying Funds, this practice does not eliminate investment risk. The value of shares of an Underlying Fund will go up and down in response to changes in the value of its portfolio holdings.

Underlying Fund Risk.  None of the Underlying Funds are or will be affiliated with the Fund or the Adviser. Therefore, investment decisions by the investment advisers of the Underlying Funds are made independently of the Fund and the Fund's Adviser. The investment adviser of one Underlying Fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another Underlying Fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the net asset value of those shares.

Index Security and Fund Risk. Index Securities and index funds are not managed in the traditional sense, using economic, financial and market analysis, and the adverse financial situation of an issuer will not directly result in its elimination from the index. In addition, investments in Index Securities involve risks similar to investments in closed-end funds including, but not limited to, the possibility that the shares of Index Securities may trade at a market discount.

Enhanced Index Product Risk. Enhanced Index Products are subject to the risk that the manager may not be able to cause the Enhanced Index Product’s performance to match or exceed that of the Enhanced Index Product’s benchmark on a daily basis. In addition, Enhanced Index Products represent a portfolio of leveraged instruments, and are therefore subject to increased leverage risk.

Debt Security Risk. The values of debt securities held by the Fund are affected by rising and declining interest rates. In general, debt securities with longer term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due.

Junk Bonds or High Yield, High Risk Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities.

Foreign Securities Risk. The Fund’s direct or indirect investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of the Fund’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

Emerging Market Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries.

Small-Cap Company Risk. The Fund’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies.

Real Estate Investment Trusts. Investments in real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein expose the Fund to risks similar to investing directly in real estate and the value of these investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

Options, Futures and Other Derivatives. Derivatives are instruments the prices of which are derived from the value or performance of an underlying security, index, instrument, or other asset. Investments in derivatives such as options, futures, forward contracts, swap agreements, caps, floors, collars, and indexed securities carry many of the risks of the underlying instruments and carry additional risks that are not associated with direct investments in the securities or other assets underlying the derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives. These investments may also create leverage and, as a result, may cause the Fund to increase or decrease in value more quickly than would an investment in the underlying security, index, instrument, or other asset.

THE FUND'S PAST PERFORMANCE

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance).  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available at www.apitrust.com and by calling toll-free 888-933-8274.

Year-By-Year Annual Returns- Class C Shares
(for calendar years ending on December 31)

BAR GRAPH #'s

2000-	+20.22%
2001-	-13.30%
2002-	-40.10%
2003-	+58.45%
2004-	+17.01%
2005-	+8.61%
2006-	+11.05%
2007-	+10.16%
2008-	-50.33%
2009-	+35.54%

During the period covered by the bar chart, Class C Shares’ highest return for a quarter was 28.97% (quarter ended June 30, 2003) and the lowest return for a quarter was -33.98% (quarter ended December 31, 2008). Class C Shares’ year to date total return as of March 31, 2010 was 13.05%.

Average Annual Total Returns for the Fund's Class C Shares (for periods ending on December 31, 2009)	One Year	Five Years	Ten Years
Return Before Taxes	35.54%	-2.21%	0.35%
Return After-Taxes on Distributions	35.46%	-3.54%	-0.50%
Return After-Taxes on Distributions and Sale of Fund Shares	23.10%	-1.70%	0.31%
S&P 500 Composite Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.41%	-0.95%
	One Year	Five Years	Inception (7/1/2004)
Average Annual Total Return Before Taxes- Class A Shares	28.95%	-2.45%	0.13%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-Tax Returns are shown for only Class C Shares and after-tax returns for Class A Shares will vary.

MANAGEMENT

Investment Adviser- Yorktown Management & Research Company, Inc.

Portfolio Manager-  David D. Basten, President and Chief Investment Officer, has served as Portfolio Manager to the Fund since its inception in 1992.  David M. Basten, Portfolio Manager, has served as Portfolio Manager to the Fund since 2005.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund.  The minimum initial purchase or exchange into the Fund is $1000.  The minimum subsequent investment amount is $100.  There are no minimums for purchases or exchanges through employer-sponsored retirement plans.  The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

API EFFICIENT FRONTIER INCOME FUND

INVESTMENT OBJECTIVE-  Current income with limited credit risk.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in API Efficient Frontier Funds.  More information about these and other discounts is available from your financial professional and in the "How To Reduce Your Sales Charges" Section on page __ of the Fund’s prospectus and on page __ of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	1.00%
Maximum Account fee (for accounts under $500)	$25 /yr	$25/yr

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Class A	Class C
Management Fee	0.40%	0.40%
Distribution/Service (12b-1 Fees)	0.75%	1.00%
Other Expenses	0.80%	0.80%
Acquired Fund Fees and Expenses	1.33%	1.33%
Total Annual Fund Operating Expenses (1)	3.28%	3.53%

(1)
Total Annual Fund Operating Expenses do not correlate to the ratio of average net assets in the Financial Highlights Table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses.

EXAMPLE:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class C Shares w/ Redemption:
1 Year	3 Years	5 Years	10 Years
$356	$1,083	$1,831	$3,801

You would pay the following expenses if you did not redeem your Class C Shares
1 Year	3 Years	5 Years	10 Years
$356	$1,083	$1,831	$3,801

Class A Shares
1 Year	3 Years	5 Years	10 Years
$887	$1,527	$2,189	$3,946

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions.  If these sales charges (loads) were included, your costs would be higher.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal period ended January 31, 2010, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Income Fund invests in securities, derivatives and other financial instruments that, in the Adviser’s opinion, offer the opportunity for current income with limited credit risk.

The Adviser exercises a flexible strategy in the selection of investments and is not limited by investment style or asset class. The Income Fund may invest in debt securities, including U.S. Government securities and corporate bonds; common stock of U.S. and foreign issuers and in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements; securities issued by Underlying Funds; Index Securities; Enhanced Index Products; real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; options, futures, forward contracts, swaps, caps, floors, collars, indexed securities, and other derivatives; currencies, including currency related derivatives; and other instruments.

The Adviser invests directly in equity or debt securities when it believes attractive investment opportunities exist. In deciding whether to invest in a debt security, the Adviser focuses on the maturity of the obligations and the credit quality of the security, including the underlying rating of insured bonds. When the Adviser believes there is a falling interest rate environment, the Income Fund generally will purchase longer maturity obligations. Similarly, when the Adviser believes there is a rising interest rate environment, the Income Fund generally will purchase shorter maturity obligations. Although the Adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Income Fund, such securities may, in rare instances, include investments rated below investment grade, commonly known as “junk bonds.” Further, the Income Fund may sell securities and other instruments short. When investing in equity securities, the Adviser looks for companies with favorable income-paying history and that have prospects for income payments to continue to increase.

When investing in Underlying Funds, the Adviser considers, among other things, the Underlying Funds’ past performance and their investment objectives and policies, the investment style, reputation and quality of their investment advisers and the Underlying Funds’ size and cost structure. The Adviser selects Index Securities and Enhanced Index Products in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments in Underlying Funds, Index Securities and Enhanced Index Products, the Income Fund may have significant exposure to foreign securities, including emerging market securities, small-cap securities and specific sectors of the market.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Income Fund’s investment objective: when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions.  When the Fund takes a defensive position, the Fund’s assets will be held in cash and/or invested in money market mutual funds or money market instruments, including repurchase agreements.  When the Fund is invested in this manner, it may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Company Risk. The Fund may invest in securities that involve certain special circumstances that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Investment Company Risk. Any investment in an open-end or closed-end investment company involves risk and, although the Fund invests in a number of Underlying Funds, this practice does not eliminate investment risk. The value of shares of an Underlying Fund will go up and down in response to changes in the value of its portfolio holdings.

Underlying Fund Risk.  None of the Underlying Funds are or will be affiliated with the Fund or the Adviser. Therefore, investment decisions by the investment advisers of the Underlying Funds are made independently of the Fund and the Fund's Adviser. The investment adviser of one Underlying Fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another Underlying Fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the net asset value of those shares.

Index Security and Fund Risk. Index Securities and index funds are not managed in the traditional sense, using economic, financial and market analysis, and the adverse financial situation of an issuer will not directly result in its elimination from the index. In addition, investments in Index Securities involve risks similar to investments in closed-end funds including, but not limited to, the possibility that the shares of Index Securities may trade at a market discount.

Enhanced Index Product Risk. Enhanced Index Products are subject to the risk that the manager may not be able to cause the Enhanced Index Product’s performance to match or exceed that of the Enhanced Index Product’s benchmark on a daily basis. In addition, Enhanced Index Products represent a portfolio of leveraged instruments, and are therefore subject to increased leverage risk.

Debt Security Risk. The values of debt securities held by the Fund are affected by rising and declining interest rates. In general, debt securities with longer term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due.

Junk Bonds or High Yield, High Risk Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities.

Foreign Securities Risk. The Fund’s direct or indirect investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of the Fund’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

Emerging Market Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries.

Small-Cap Company Risk. The Fund’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies.

Real Estate Investment Trusts. Investments in real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein expose the Fund to risks similar to investing directly in real estate and the value of these investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

Options, Futures and Other Derivatives. Derivatives are instruments the prices of which are derived from the value or performance of an underlying security, index, instrument, or other asset. Investments in derivatives such as options, futures, forward contracts, swap agreements, caps, floors, collars, and indexed securities carry many of the risks of the underlying instruments and carry additional risks that are not associated with direct investments in the securities or other assets underlying the derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives. These investments may also create leverage and, as a result, may cause the Fund to increase or decrease in value more quickly than would an investment in the underlying security, index, instrument, or other asset.

THE FUND'S PAST PERFORMANCE

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available at www.apitrust.com and by calling toll-free 888-933-8274.

Year-By-Year Annual Returns- Class A Shares
(for calendar years ending on December 31)

BAR GRAPH #'s

2000-	+17.26%
2001-	+2.35%
2002-	+7.16%
2003-	-0.05%
2004-	+0.07%
2005-	-1.01%
2006-	+3.62%
2007-	+2.47%
2008-	-17.76%
2009-	+53.25%

During the period covered by the bar chart, Class A Shares’ highest return for a quarter was 27.87% (quarter ended June 30, 2009) and the lowest return for a quarter was -13.06% (quarter ended September 30, 2008). Class A Shares’ year to date total return as of March 31, 2010 was 6.32%.

Average Annual Total Returns for the Fund's Class A Shares (for periods ending on December 31, 2009)	One Year	Five Years	Ten Years
Return Before Taxes (1)	44.44%	5.45%	4.85%
After-Tax Return on Distributions	40.17%	2.91%	3.37%
Return After-Tax Return on Distributions and Sale of Fund Shares	28.40%	2.79%	3.21%
Dow Jones Conservative Relative Risk Index (reflects no deduction for fee, expenses or taxes)	10.83%	4.58%	5.87%
	One Year	Five Years	Inception 7/1/2004
Average Annual Total Return Before Taxes- Class C Shares	51.87%	4.73%	4.23%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-Tax Returns are shown for only Class A Shares and after-tax returns for Class C Shares will vary.

MANAGEMENT

Investment Adviser- Yorktown Management & Research Company, Inc.
Portfolio Manager-  David D. Basten, President and Chief Investment Officer, has served as Portfolio Manager to the Fund since its inception in 1997.  David M. Basten, Portfolio Manager, has served as Portfolio Manager to the Fund since 2005.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund.  The minimum initial purchase or exchange into the Fund is $1000.  The minimum subsequent investment amount is $100.  There are no minimums for purchases or exchanges through employer-sponsored retirement plans.  The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

API MASTER ALLOCATION FUND

INVESTMENT OBJECTIVE-  Long term capital appreciation and current income.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in API Efficient Frontier Funds.  More information about these and other discounts is available from your financial professional and in the "How To Reduce Your Sales Charges" Section on page __ of the Fund’s prospectus and on page __ of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class L
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	None
Maximum Account fee (for accounts under $500)	$25 /yr	$25/yr

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Class A	Class L
Management Fee	0.30%	0.30%
Distribution/Service (12b-1 Fees)	0.50%	1.00%
Other Expenses	1.67%	1.67%
Acquired Fund Fees and Expenses	1.74%	1.74%
Total Annual Fund Operating Expenses (1)	4.21%	4.71%

(1)
Total Annual Fund Operating Expenses do not correlate to the ratio of average net assets in the Financial Highlights Table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses.

EXAMPLE:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares:
1 Year	3 Years	5 Years	10 Years
$973	$1,780	$2,599	$4,703

Class L Shares
1 Year	3 Years	5 Years	10 Years
$472	$1,419	$2,372	$4,779

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions.  If these sales charges (loads) were included, your costs would be higher.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal period ended January 31, 2010, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests its assets in a variety of equity and debt securities. The Fund also invests in the securities of other open-end mutual funds managed by the Adviser (each a “API Fund” and, collectively, the “API Funds”), but reserves the right to invest Fund assets in other equity and debt securities as it deems appropriate in seeking to achieve the Fund’s investment objective. The Adviser does not presently intend to invest Fund assets in individual equity or debt securities. Rather, the Fund will seek to gain exposure to those asset classes through investments in the API Funds or other Underlying Funds (defined below). In seeking to take advantage of current or expected market conditions and/or to manage risk, the Adviser exercises a flexible strategy in the selection of investments and is not limited by investment style or asset class. The Fund, either directly or indirectly through investments in Underlying Funds, may purchase many types of securities, including, among others:

■	Common stock of U.S. and foreign issuers and other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements;

■
Securities issued by investment companies, such as open-end mutual funds (including the API Funds), exchange-traded funds, closed-end funds, unit investment trusts, private investment companies (hedge funds) and foreign investment companies (“Underlying Funds”);

■
Long-, intermediate- or short-term bonds and other fixed-income securities (such as U.S. government securities, corporate bonds, and commercial paper), including investments rated below investment grade, commonly knows as “junk bonds;”

■
Index securities, including exchange traded funds and similar securities that represent interests in a portfolio of common stocks or fixed income securities seeking to track the performance of a securities index or benchmark (“Index Securities”);

■
Index products representing interests in a portfolio of leveraged instruments (such as equity index swaps, futures contracts and options on securities, futures contracts and stock indices), seeking to outperform the performance of a specific securities index or benchmark on a daily basis (“Enhanced Index Products”);

■	Real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate;

■	Derivatives such as options, futures, forward contracts, swaps, caps, floors, collars, and indexed securities; and

■	Currencies, including currency related derivatives.

When investing in an Underlying Fund, the Adviser considers, among other things, the Underlying Fund’s past  performance and its investment objectives and policies, the investment style, reputation and quality of its investment adviser and the Underlying Fund’s size and cost structure. The Adviser selects Index Securities and Enhanced Index Products in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments through investments in Underlying Funds, Index Securities and Enhanced Index Products, the Fund may have significant exposure to foreign securities, including emerging market securities, small-cap securities, high yield securities, equity-based, income producing securities and specific sectors of the market.

The Adviser may sell a security or redeem shares of an Underlying Fund in a variety of circumstances, such as: when an investment no longer appears to offer the potential to achieve the Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions.  When the Fund takes a defensive position, the Fund’s assets will be held in cash and/or invested in money market mutual funds or money market instruments, including repurchase agreements.  When the Fund is invested in this manner, it may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

The following are risks associated with investments by the Fund made directly, or indirectly through investments in Underlying Funds.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Company Risk. The Fund may invest in securities that involve certain special circumstances that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Investment Company Risk. Any investment in an open-end or closed-end investment company involves risk and, although the Fund invests in a number of Underlying Funds, this practice does not eliminate investment risk. The value of shares of an Underlying Fund will go up and down in response to changes in the value of its portfolio holdings.

Underlying Fund Risk.  None of the Underlying Funds are or will be affiliated with the Fund or the Adviser. Therefore, investment decisions by the investment advisers of the Underlying Funds are made independently of the Fund and the Fund's Adviser. The investment adviser of one Underlying Fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another Underlying Fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the net asset value of those shares.

Leverage Risk. Leveraging may exaggerate the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. Money borrowed will be subject to interest and other costs, which may not be recovered by appreciation of the securities purchased. When appropriate or as required by law, the Fund will segregate assets used in connection with leveraging strategies.

Debt Security Risk. The values of debt securities held by the Fund are affected by rising and declining interest rates. In general, debt securities with longer-term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due.

Foreign Securities Risk. The Fund’s direct or indirect investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of the Fund’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

Emerging Market Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries.

Small-Cap Company Risk. The Fund’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies.

Real Estate Investment Trusts. Investments in real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein expose the Fund to risks similar to investing directly in real estate and the value of these investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

Options, Futures and Other Derivatives. Derivatives are instruments the prices of which are derived from the value or performance of an underlying security, index, instrument, or other asset. Investments in derivatives such as options, futures, forward contracts, swap agreements, caps, floors, collars, and indexed securities carry many of the risks of the underlying instruments and carry additional risks that are not associated with direct investments in the securities or other assets underlying the derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives. These investments may also create leverage and, as a result, may cause the Fund to increase or decrease in value more quickly than would an investment in the underlying security, index, instrument, or other asset.

Privately Placed Securities. Investments in privately placed securities involve a high degree of risk. The issuers of privately placed securities are not typically subject to the same regulatory requirements and oversight to which public issuers are subject, and there may be very little public information available about the issuers and their performance. In addition, because the Fund’s ability to sell these securities may be significantly restricted, they may be deemed illiquid and it may be more difficult for the Fund to sell them at an advantageous price and time. Because there is generally no ready public market for these securities, they may also be difficult to value and the Fund may need to determine a fair value for these holdings under policies approved by the Trust’s Board of Trustees (the “Board”).

Short Sales Risk. A short sale involves the sale by the Fund of a security or other asset that it does not own, i.e., that is borrowed from a third party, with the hope of purchasing the same asset at a later date at a lower price. The Fund may suffer significant losses if assets that the Fund sells short appreciate rather than depreciate in value. While the possible loss on a security that is purchased is limited to the price paid for a security, there is no limit on the amount of loss on a security that is sold short. Such transactions could create leverage (see “Leverage Risk”) and may also involve the cost of borrowing the security.

Leverage Risk. Leveraging by the Fund may exaggerate the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. Money borrowed will be subject to interest and other costs, which may not be recovered by appreciation of the securities purchased.

Growth Style Risk. The Fund may invest in Underlying Funds that pursue a growth style of investing (“growth style funds”). The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Growth style funds may invest in securities of companies that their advisers believe have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Value Style Risk. The Fund may invest in Underlying Funds that pursue a value style of investing (“value style funds”). The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Value style funds may invest in securities of companies that their advisers believe to be undervalued. Even though value style funds invest in companies whose securities are believed to be undervalued relative to their underlying profitability, there can be no assurance that the shares of the companies selected for a value style fund will appreciate in value. In addition, many of the stocks selected for value style funds may be more volatile than the general market.

Non-Diversification Risk. The Fund may invest in Underlying Funds that are non-diversified (“non- diversified funds”). Non-diversified funds may invest in fewer issuers than diversified funds. Thus, the value of a non-diversified fund’s shares may vary more widely, and a non-diversified fund may be subject to greater investment and credit risk than if it invested more broadly.

THE FUND'S PAST PERFORMANCE

The Fund is new and has not yet achieved a full calendar year of performance history.

MANAGEMENT

Investment Adviser- Yorktown Management & Research Company, Inc.
Portfolio Manager-  David D. Basten, President and Chief Investment Officer, and David M. Basten, Portfolio Manager, have served as Portfolio Managers to the Fund since its inception in March, 2009.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund.  The minimum initial purchase or exchange into the Fund is $1000.  The minimum subsequent investment amount is $100.  There are no minimums for purchases or exchanges through employer-sponsored retirement plans.  The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Section 2 | Additional Information About Investment Strategies and Related Risks

INVESTMENT OBJECTIVES AND STRATEGIES OF EACH FUND

API Efficient Frontier Growth Fund (the “Growth Fund”)

Investment Objective: Growth of capital.

Principal Investment Strategies:

The Growth Fund invests in securities, derivatives and other financial instruments that, in the opinion of Yorktown Management & Research Company, Inc. (the “Adviser”), offer the opportunity for growth of capital.

The Growth Fund may invest in the common stock of U.S. and foreign issuers that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings, with a focus on companies that dominate their market, are establishing a new market, or are undergoing dynamic change. The Growth Fund can include stocks of any size, within any sector, and at times the Adviser may emphasize one or more particular sectors. The Growth Fund may also invest in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements, and securities issued by investment companies (“Underlying Funds”), including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies (hedge funds) and foreign investment companies, that seek capital growth or appreciation by investing primarily in common stock or convertible securities. The Growth Fund may also invest in long-, intermediate- or short-term bonds and other fixed-income securities (or in Underlying Funds that invest primarily in such securities) whenever the Adviser believes that such securities offer a potential for capital appreciation, such as during periods of declining interest rates. In addition, the Growth Fund may invest in index securities (“Index Securities”), including exchange traded funds and similar securities that represent interests in a portfolio of common stocks or fixed income securities seeking to track the performance of a securities index or similar benchmark. The Growth Fund may also invest in index products representing interests in a portfolio of leveraged instruments (such as equity index swaps, futures contracts and options on securities, futures contracts and stock indices), seeking to outperform the performance of a specific securities index or benchmark on a daily basis (“Enhanced Index Products”); real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; options, futures, forward contracts, swaps, caps, floors, collars, indexed securities, and other derivatives; currencies, including currency related derivatives; and other instruments.

The Adviser invests directly in equity or debt securities when it believes attractive investment opportunities exist. Although the Adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Growth Fund, such securities may include investments rated below investment grade, commonly known as “junk bonds.” When investing in Underlying Funds, the Adviser considers, among other things, the Underlying Funds’ past performance and their investment objectives and policies, the investment style, reputation and quality of their investment advisers and the Underlying Fund’s size and cost structure. The Adviser selects Index Securities and Enhanced Index Products in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments in Underlying Funds, Index Securities and Enhanced Index Products, the Growth Fund may have significant exposure to foreign securities, including emerging market securities, small-cap securities and specific sectors of the market.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Growth Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

Pending investment, for liquidity or when the Adviser believes market conditions warrant a defensive position, the Fund may temporarily hold cash or invest all or a portion of its assets in money market mutual funds or money market instruments, including repurchase agreements. During periods when the Fund takes a defensive position, it will not be pursuing its principal investment strategies and will not be seeking to achieve its investment objective.

API Efficient Frontier Capital Income Fund (the “Capital Income Fund”)

Investment Objective: High current income, as well as growth of capital and income.

Principal Investment Strategies:

The Capital Income Fund invests in securities, derivatives and other financial instruments that, in the Adviser’s opinion, offer the opportunity for high current income or growth of capital and income.

The Capital Income Fund may invest in the common stock of U.S. and foreign issuers and in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements; securities issued by Underlying Funds that seek to achieve an objective of total return by investing in income-producing equity securities (including dividend-paying common stocks and convertible securities), long-, intermediate- or short-term bonds and other fixed-income securities (such as U.S. Government securities, corporate bonds, commercial paper and preferred stocks); Index Securities; Enhanced Index Products; real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; debt securities; options, futures, forward contracts, swaps, caps, floors, collars, indexed securities, and other derivatives; currencies, including currency related derivatives; and other instruments.

The Adviser invests directly in equity or debt securities when it believes attractive investment opportunities exist. Although the Adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Capital Income Fund, such securities may include investments rated below investment grade, commonly known to as “junk bonds.” When investing in Underlying Funds, the Adviser considers, among other things, the Underlying Funds’ past performance and their investment objectives and policies, the investment style, reputation and quality of their investment advisers and the Underlying Funds’ size and cost structure. The Adviser selects Index Securities and Enhanced Index Products in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments in Underlying Funds, Index Securities and Enhanced Index Products, the Capital Income Fund may have significant exposure to foreign securities, high yield securities and equity-based, income producing securities.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Capital Income Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

Pending investment, for liquidity or when the Adviser believes market conditions warrant a defensive position, the Fund may temporarily hold cash or invest all or a portion of its assets in money market mutual funds or money market instruments, including repurchase agreements. During periods when the Fund takes a defensive position, it will not be pursuing its principal investment strategies and will not be seeking to achieve its investment objective.

API Efficient Frontier Multiple Index Fund (the “Multiple Index Fund”)

Investment Objective: Maximum total return from capital growth and income.

Principal Investment Strategies:

The Multiple Index Fund invests in securities, derivatives and other financial instruments that, in the Adviser’s opinion, offer the opportunity for maximum total return from capital growth and income.

The Adviser exercises a flexible strategy in the selection of investments and is not limited by investment style or asset class. The Multiple Index Fund invests in Index Securities that represent interests in a portfolio of common stocks or fixed income securities seeking to track the performance of a securities index or similar benchmark, such as the S&P 500® Index, the NYSE Composite Index, the NASDAQ Composite Index or the Russell 1000® Index (“Index Funds”). The Multiple Index Fund may also invest in common stock of U.S. and foreign issuers and in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements; securities issued by Underlying Funds; Enhanced Index Products; real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; debt securities; options, futures, forward contracts, swaps, caps, floors, collars, indexed securities, and other derivatives; currencies, including currency related derivatives; and other instruments.

The Adviser invests directly in equity or debt securities when it believes attractive investment opportunities exist. Although the Adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Multiple Index Fund, such securities may include investments rated below investment grade, commonly known as “junk bonds.” When investing in Underlying Funds, the Adviser considers, among other things, the Underlying Funds’ past performance and their investment objectives and policies, the investment style, reputation and quality of their investment advisers and the Underlying Funds’ size and cost structure. The Adviser selects Index Securities and Enhanced Index Products in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments in Underlying Funds, Index Securities and Enhanced Index Products, the Multiple Index Fund may have significant exposure to foreign securities, including emerging market securities, small-cap securities and specific sectors of the market.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Multiple Index Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

Pending investment, for liquidity or when the Adviser believes market conditions warrant a defensive position, the Fund may temporarily hold cash or invest all or a portion of its assets in money market mutual funds or money market instruments, including repurchase agreements. During periods when the Fund takes a defensive position, it will not be pursuing its principal investment strategies and will not be seeking to achieve its investment objective.

API Efficient Frontier Value Fund (the “Value Fund”)

Investment Objective: Growth of capital, as well as income.

Principal Investment Strategies:

The Value Fund invests in securities, derivatives and other financial instruments that, in the Adviser’s opinion, offer the opportunity for growth of capital and income.

The Value Fund may invest in the common stock of U.S. and foreign issuers that the Adviser believes are undervalued in relation to the quality of the securities and the long-term earning power of their issuers, regardless of short-term indicators. The Value Fund may also invest in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements; securities issued by Underlying Funds; Index Securities; Enhanced Index Products; real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; debt securities; options, futures, forward contracts, swaps, caps, floors, collars, indexed securities, and other derivatives; currencies, including currency related derivatives; and other instruments.

The Adviser invests directly in equity or debt securities when it believes attractive investment opportunities exist. The Adviser believes that investing in temporarily depressed securities of sound, well-managed companies provides a greater potential for overall investment return than investing in securities selling at prices that reflect anticipated favorable developments. Securities may be undervalued because of many factors, including general market decline, earnings decline, poor economic conditions, tax losses or actual or anticipated unfavorable developments affecting the issuer. In selecting securities for investment, the Adviser focuses on securities with prices comparing favorably to historical or current price-earnings ratios, book value, return on equity, or the prospects for the companies in question. Although the Adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Value Fund, such securities may include investments rated below investment grade, commonly known as “junk bonds.” Further, the Value Fund may sell securities and other instruments short. The Value Fund also may engage in leverage by borrowing up to one-third of the value of its net assets for investment purposes, in accordance with the provisions of the Investment Company Act of 1940, as amended (“1940 Act”).

When investing in Underlying Funds, the Adviser considers, among other things, the Underlying Funds’ past performance and their investment objectives and policies, the investment style, reputation and quality of their investment advisers and the Underlying Funds’ size and cost structure. The Adviser selects Index Securities and Enhanced Index Products in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments in Underlying Funds, Index Securities and Enhanced Index Products, the Value Fund may have significant exposure to foreign securities, including emerging market securities, small-cap securities and specific sectors of the market.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Value Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

Pending investment, for liquidity or when the Adviser believes market conditions warrant a defensive position, the Fund may temporarily hold cash or invest all or a portion of its assets in money market mutual funds or money market instruments, including repurchase agreements. During periods when the Fund takes a defensive position, it will not be pursuing its principal investment strategies and will not be seeking to achieve its investment objective.

API Efficient Frontier Income Fund (the “Income Fund”)

Investment Objective: Current income with limited credit risk.

Principal Investment Strategies:

The Income Fund invests in securities, derivatives and other financial instruments that, in the Adviser’s opinion, offer the opportunity for current income with limited credit risk.

The Adviser exercises a flexible strategy in the selection of investments and is not limited by investment style or asset class. The Income Fund may invest in debt securities, including U.S. Government securities and corporate bonds; common stock of U.S. and foreign issuers and in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements; securities issued by Underlying Funds; Index Securities; Enhanced Index Products; real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; options, futures, forward contracts, swaps, caps, floors, collars, indexed securities, and other derivatives; currencies, including currency related derivatives; and other instruments.

The Adviser invests directly in equity or debt securities when it believes attractive investment opportunities exist. In deciding whether to invest in a debt security, the Adviser focuses on the maturity of the obligations and the credit quality of the security, including the underlying rating of insured bonds. When the Adviser believes there is a falling interest rate environment, the Income Fund generally will purchase longer maturity obligations. Similarly, when the Adviser believes there is a rising interest rate environment, the Income Fund generally will purchase shorter maturity obligations. Although the Adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Income Fund, such securities may, in rare instances, include investments rated below investment grade, commonly known as “junk bonds.” Further, the Income Fund may sell securities and other instruments short. When investing in equity securities, the Adviser looks for companies with favorable income-paying history and that have prospects for income payments to continue to increase.

When investing in Underlying Funds, the Adviser considers, among other things, the Underlying Funds’ past performance and their investment objectives and policies, the investment style, reputation and quality of their investment advisers and the Underlying Funds’ size and cost structure. The Adviser selects Index Securities and Enhanced Index Products in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments in Underlying Funds, Index Securities and Enhanced Index Products, the Income Fund may have significant exposure to foreign securities, including emerging market securities, small-cap securities and specific sectors of the market.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Income Fund’s investment objective: when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

Pending investment, for liquidity or when the Adviser believes market conditions warrant a defensive position, the Fund may temporarily hold cash or invest all or a portion of its assets in money market mutual funds or money market instruments, including repurchase agreements. During periods when the Fund takes a defensive position, it will not be pursuing its principal investment strategies and will not be seeking to achieve its investment objective.

API Master Allocation Fund (the "Master Allocation Fund")

Investment Objective:  Long term capital appreciation and current income.

Principal Investment Strategies:

Under normal conditions, Yorktown Management & Research Company (the “Adviser”) seeks to achieve the Fund’s investment objective by investing Fund assets in a variety of equity and debt securities. The Adviser intends to invest Fund assets in the securities of other open-end mutual funds managed by the Adviser (each an “API Fund” and, collectively, the “API Funds”), but reserves the right to invest Fund assets in other equity and debt securities as it deems appropriate in seeking to achieve the Fund’s investment objective. The Adviser does not presently intend to invest Fund assets in individual equity or debt securities. Rather, the Fund will seek to gain exposure to those asset classes through investments in the API Funds or other Underlying Funds (defined below). In seeking to take advantage of current or expected market conditions and/or to manage risk, the Adviser exercises a flexible strategy in the selection of investments and is not limited by investment style or asset class. The Fund, either directly or indirectly through investments in Underlying Funds, may purchase many types of securities, including, among others:

■	Common stock of U.S. and foreign issuers and other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements;

■
Securities issued by investment companies, such as open-end mutual funds (including the API Funds), exchange-traded funds, closed-end funds, unit investment trusts, private investment companies (hedge funds) and foreign investment companies (“Underlying Funds”);

■
Long-, intermediate- or short-term bonds and other fixed-income securities (such as U.S. government securities, corporate bonds, and commercial paper), including investments rated below investment grade, commonly knows as “junk bonds;”

■
Index securities, including exchange traded funds and similar securities that represent interests in a portfolio of common stocks or fixed income securities seeking to track the performance of a securities index or benchmark (“Index Securities”);

■
Index products representing interests in a portfolio of leveraged instruments (such as equity index swaps, futures contracts and options on securities, futures contracts and stock indices), seeking to outperform the performance of a specific securities index or benchmark on a daily basis (“Enhanced Index Products”);

■	Real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate;

■	Derivatives such as options, futures, forward contracts, swaps, caps, floors, collars, and indexed securities; and

■	Currencies, including currency related derivatives.

When investing in an Underlying Fund, the Adviser considers, among other things, the Underlying Fund’s past  performance and its investment objectives and policies, the investment style, reputation and quality of its investment adviser and the Underlying Fund’s size and cost structure. The Adviser selects Index Securities and Enhanced Index Products in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments through investments in Underlying Funds, Index Securities and Enhanced Index Products, the Fund may have significant exposure to foreign securities, including emerging market securities, small-cap securities, high yield securities, equity-based, income producing securities and specific sectors of the market.

The Adviser may sell a security or redeem shares of an Underlying Fund in a variety of circumstances, such as: when an investment no longer appears to offer the potential to achieve the Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

Pending investment, for liquidity or when the Adviser believes market conditions warrant a defensive position, the Fund may temporarily hold cash or invest all or a portion of its assets in money market mutual funds or money market instruments, including repurchase agreements. During periods when the Fund takes a defensive position, it will not be pursuing its principal investment strategies and will not be seeking to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

All Funds

General Risks. There is a risk that you could lose all or a portion of your investment in a Fund. The value of your investment in a Fund will go up and down with the prices of the securities in which a Fund invests. There is no assurance that a Fund will meet its investment objective. For more information relating to the risks of investing in the Funds, please see the Trust’s Statement of Additional Information (“SAI”).

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. A Fund may experience a substantial or complete loss on an individual stock. At different times, a Fund’s performance may be especially subject to the performance of the specific industries and sectors that are selected by the Adviser. Some of a Fund’s portfolio securities may not be widely traded and a Fund’s position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult or impossible for a Fund to dispose of such securities at a desired time or price and the Fund may lose money as a result of any such sales.

Company Risk. A Fund may invest in securities that involve certain special circumstances (including bankruptcy) that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns. There is always a risk that the Adviser will not properly assess the potential for an issuer’s future growth, or that an issuer will not realize that potential. Additionally, investments in securities of companies being restructured involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to above-average price volatility.

Investment Company Risk. Any investment in an open-end or closed-end investment company involves risk and, although each Fund invests in a number of Underlying Funds, this practice does not eliminate investment risk. The value of shares of an Underlying Fund will go up and down in response to changes in the value of its portfolio holdings. The value of equity securities held by an Underlying Fund rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Debt securities held by an Underlying Fund are vulnerable to credit risk and interest rate fluctuations. When interest rates rise, the price of debt securities falls. In general, debt securities with longer term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms.

None of the Underlying Funds (except API Funds) are or will be affiliated with the Funds or their Adviser. Therefore, investment decisions by the investment advisers of the Underlying Funds are made independently of the Funds and the Funds’ Adviser. The investment adviser of one Underlying Fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another Underlying Fund. The result of this would be an indirect expense to a Fund without accomplishing any investment purpose.

Some of the Underlying Funds also could incur more risks than others. For example, they may trade their portfolios more actively (which results in higher brokerage costs) or invest in companies whose securities are more volatile. In addition, they may engage in investment practices that entail greater risks. In particular, the Underlying Funds may: invest in securities of foreign issuers, including securities of emerging markets, which may be more volatile and less liquid than other securities; invest in illiquid securities; invest in warrants; lend their portfolio securities; sell securities short; borrow money for investment purposes; invest 25% or more of their total assets in one industry; and enter into options, futures and forward currency contracts.

Investing in the Funds also involves certain additional expenses and certain tax consequences that would not be present in a direct investment in the Underlying Funds. You should recognize that you may invest directly in the Underlying Funds and that, by investing in the Underlying Funds indirectly through a Fund, you will bear not only your proportionate share of the expenses of a Fund (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the Underlying Funds. When an Index Security or Enhanced Index Product is an investment company security, these risks also apply.

Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Funds will ever decrease or that when a Fund seeks to sell shares of a closed-end fund it can receive the net asset value of those shares.

Index Security and Fund Risk. Index Securities and index funds are not managed in the traditional sense, using economic, financial and market analysis, and the adverse financial situation of an issuer will not directly result in its elimination from the index. In addition, investments in Index Securities involve risks similar to investments in closed-end funds including, but not limited to, the possibility that the shares of Index Securities may trade at a market discount.

Enhanced Index Product Risk. Enhanced Index Products are subject to the risk that the manager may not be able to cause the Enhanced Index Product’s performance to match or exceed that of the Enhanced Index Product’s benchmark on a daily basis. In addition, Enhanced Index Products represent a portfolio of leveraged instruments, and are therefore subject to increased leverage risk.

Leverage Risk. Leveraging may exaggerate the effect on the net asset value of any increase or decrease in the market value of a Fund’s portfolio securities. Money borrowed will be subject to interest and other costs, which may not be recovered by appreciation of the securities purchased.

Debt Security Risk. The values of debt securities held by a Fund are affected by rising and declining interest rates. In general, debt securities with longer -term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due. In addition, a Fund investing directly or indirectly in debt securities may be subject to the following risks:

Investment Grade Securities Risk. Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

"Junk Bonds" or High Yield, High Risk Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) ("junk bonds") are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Fund’s net asset value. A Fund investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

Foreign Securities Risk. A Fund’s direct or indirect investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of a Fund’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

Emerging Market Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Small-Cap Company Risk. A Fund’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

Real Estate Investment Trusts. Investments in real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein expose a Fund to risks similar to investing directly in real estate and the value of these investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

Options, Futures and Other Derivatives. Derivatives are instruments the prices of which are derived from the value or performance of an underlying security, index, instrument, or other asset. Investments in derivatives such as options, futures, forward contracts, swap agreements, caps, floors, collars, and indexed securities carry many of the risks of the underlying instruments and carry additional risks that are not associated with direct investments in the securities or other assets underlying the derivatives. These risks may cause a Fund to experience higher losses than a fund that does not use derivatives. These investments may also create leverage and, as a result, may cause a Fund to increase or decrease in value more quickly than would an investment in the underlying security, index, instrument, or other asset.

Privately Placed Securities. Investments in privately placed securities involve a high degree of risk. The issuers of privately placed securities are not typically subject to the same regulatory requirements and oversight to which public issuers are subject, and there may be very little public information available about the issuers and their performance. In addition, because a Fund’s ability to sell these securities may be significantly restricted, they may be deemed illiquid and it may be more difficult for a Fund to sell them at an advantageous price and time. Because there is generally no ready public market for these securities, they may also be difficult to value and a Fund may need to determine a fair value for these holdings under policies approved by the Trust’s Board of Trustees (the “Board”).

Current Economic Conditions – Credit Crisis Liquidity and Volatility Risk. The markets for credit instruments have experienced periods of extreme illiquidity and volatility since the latter half of 2007. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities and significant and rapid value declines in certain instances. These conditions resulted, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. These market conditions may make valuation of some of the Funds’ fixed income securities uncertain and/or result in sudden and significant value declines in their holdings. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates.

The following additional risks apply to the Growth Fund and the Master Allocation Fund.

Growth Style Risk. The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Growth Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

The following additional risks apply to the Value Fund and the Master Allocation Fund.

Value Style Risk. The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Value Fund may invest in securities of undervalued companies. Even though the Value Fund invests in companies whose securities are believed to be undervalued relative to their underlying profitability, there can be no assurance that the shares of the companies selected for the Value Fund will appreciate in value. In addition, many of the stocks in this portfolio are more volatile than the general market.

Non-Diversification Risk. The Value Fund and Master Allocation Funds are each non-diversified funds, which enables each Fund to invest in fewer issuers than if it were a diversified fund. Thus, the value of each Fund’s shares may vary more widely, and each Fund may be subject to greater investment and credit risk than if it invested more broadly.

Short Sales Risk. A short sale involves the sale by either Fund of a security or other asset that it does not own, i.e., that is borrowed from a third party, with the hope of purchasing the same asset at a later date at a lower price. The Fund may suffer significant losses if assets that the Fund sells short appreciate rather than depreciate in value. While the possible loss on a security that is purchased is limited to the price paid for a security, there is no limit on the amount of loss on a security that is sold short. Such transactions could create leverage (see “Leverage Risk”) and may also involve the cost of borrowing the security.

NON-PRINCIPAL STRATEGIES AND RISKS

Portfolio Turnover.
The Funds, directly or indirectly, may engage in active and frequent trading of portfolio securities. If a Fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

Underlying Funds.
Each Fund may invest in shares of the same Underlying Fund. However, the Funds collectively and their affiliates together generally may not acquire more than 3% of an Underlying Fund’s total outstanding voting shares unless the Underlying Fund has received an exemption from the U.S. Securities and Exchange Commission (the “SEC”) permitting, under certain conditions, investment companies such as the Funds and their affiliates to acquire more than 3% of an Underlying Fund’s voting shares.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the policies and procedures employed by the Funds with respect to the disclosure of Fund portfolio holdings is available in the Funds' Statement of Additional Information (“SAI”), dated June 9, 2010.

Section 3 | Who Manages Your Money
This section gives you a detailed discussion of our investment adviser and Portfolio Managers

THE INVESTMENT ADVISER

Yorktown Management & Research Company, Inc., located at 2303 Yorktown Avenue, Lynchburg, Virginia 24501, serves as each Fund’s investment adviser. Services provided by the Adviser include the provision of a continuous investment program for each Fund and supervision of all matters relating to the operation of each Fund. Among other things, the Adviser is responsible for making investment decisions and placing orders to buy, sell or hold particular securities, furnishing corporate officers and clerical staff and providing office space, office equipment and office services.

The Adviser has served as the investment adviser to each Fund since its inception. The Adviser was organized in 1984 and is controlled by David D. Basten. Messrs. David D. Basten and David M. Basten serve as portfolio managers to the Funds and are responsible for the day-to-day management of each Fund’s portfolio.

For its services, the Adviser receives a monthly fee from each Fund, calculated at an annual rate of the average daily net assets for each Fund. For the fiscal year ended January 31, 2010, the Funds paid the following fees to the Adviser (after waivers) as a percentage of average daily net assets:

Fund	Fee
Growth Fund	1.00%
Capital Income Fund	0.60%
Multiple Index Fund	0.70%
Value Fund	0.90%
Income Fund	0.40%
Master Allocation Fund	0.30% (1)

(1)
For its services relating to the API Master Allocation Fund, the Adviser receives a management fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the API Master Allocation Fund. The management fee has two components: (i) a fee on API Fund Assets and (ii) a fee on Other Assets. The advisory fee for API Fund Assets is 0.30% of the average daily API Fund Assets of the API Master Allocation Fund. The fee for Other Assets is 1.00% of the average daily Other Assets of the API Master Allocation Fund.

A discussion of the basis for the decision of the Board to approve the investment advisory agreements with the Adviser is available in the Trust’s semi-annual report to shareholders for the period ended November 30, 2009.

Pursuant to an Accounting and Pricing Services Agreement (the “Accounting Agreement”), the Adviser also acts as the accounting services agent to the Funds. As the accounting services agent to the Funds, the Adviser maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Funds’ business. For its services as accounting agent, the Adviser receives an asset-based fee, computed daily and paid monthly of the average daily net assets of each Fund, and a minimum fee plus out-of-pocket expenses. For more information, see “Other Service Providers” in the Statement of Additional Information (“SAI”).

THE PORTFOLIO MANAGERS

Mr. David D. Basten is the Trust’s lead portfolio manager and has served in that capacity since commencement of each Fund’s operations. Mr. David D. Basten is President and Director of the Adviser, Managing partner of Waimed Enterprises, LLC and partner of Downtown Enterprises.

Mr. David M. Basten has served as portfolio manager since 2005 and prior to that held various positions at the Adviser, including as a securities analyst.

Additional information regarding the Advisor, the number and types of clients managed by the Advisor, and a discussion of the methods by which Advisor's investment personnel are compensated may be found in the Fund's SAI dated June 9, 2010.

Section 4 | How You Can Buy and Sell Shares
This section provides the information you need to move money into or out of your account

WHAT SHARE CLASSES WE OFFER

Share Class Alternatives. Each Fund offers investors at least two different classes of shares, Class A Shares, Class C Shares, or Class L Shares. In addition, the Capital Income Fund also offers Class D Shares through another prospectus only to investors who held shares in the Fund on July 1, 2004 and continue to hold those shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest and are eligible. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives.

Sales Charges — Class A Shares

Class A Shares of the Funds are sold at the offering price, which is the net asset value plus an initial maximum sales charge as described below:

	Sales Charge as a % of
Investment	Offering Price	Net Amount Invested	Dealer Commission as a % of offering price

Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.60%
$750,000 but less than $1 million	1.50%	1.53%	1.20%
$1 million or more and certain other investments described below*	None	None	See below*

* Investments in Class A Shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within one year of purchase. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares, whichever is less.

The Funds reserve the right to waive the sales charge on certain Class A Shares in order to qualify the Funds for inclusion in brokerage platforms, wrap programs and fund supermarkets. The Board has approved this waiver.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends, or purchased by persons repurchasing shares they redeemed within the last 180 days (see “Repurchase of Class A Shares” below).

Sales Charges —Class  C Shares

Class C Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in a Fund. A deferred sales charge of 1.00% applies, however, if Class C Shares are sold within one year of purchase.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See “Waiver of Deferred Sales Charge —Class C Shares” below. The deferred sales charge is based upon the lesser of: (1) the NAV of the shares redeemed or (2) the cost of such shares. Class C Shares are subject to a 12b-1 Distribution and Service Fee as described later in this Prospectus.

Sales Charges —Class  L Shares

Class L Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in a Fund.

HOW TO REDUCE YOUR SALES CHARGE

Class A Shares Quantity Discounts
Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a “company” as defined in Section 2(a)(8) of the 1940 Act.

As used herein, “Participating Funds” refers to investment companies advised by the Adviser as determined from time to time by the Board.

Investors must notify the Funds or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Funds, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Funds or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Funds or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Funds and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Funds, their authorized dealer or the Distributor.

Volume Discounts. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Funds, or in any combination of shares of the Funds and shares of other Participating Funds, although other Participating Funds may have different sales charges.

Cumulative Purchase Discount. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude a Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Shareholder Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

Class A Shares Purchase Program

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with purchases by registered representatives of selling firms or purchases by persons affiliated with the Funds or the Distributor. The Funds reserve the right to modify or terminate these arrangements at any time.

Class A Shares of the Funds may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Funds, by:

(1)	Current or retired trustees or directors of funds advised by the Adviser and any of its subsidiaries and such persons’ families and their beneficial accounts.

(2)
Current or retired directors, officers and employees of the Adviser and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons’ families and their beneficial accounts.

(3)
Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution’s employees; provided that such purchases are otherwise permitted by such institutions.

(4)
Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing Fund shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other account or program in which the clients pay a fee (which may be asset-based and/or subject to a minimum flat fee) for: advisory or financial planning services, executing transactions in Participating Fund shares, or for otherwise participating in the account or program.

(5)
Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6)
Retirement plans funded by the rollovers of assets of Participating Funds from an employer-sponsored retirement plan and established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SIMPLE IRA, Solo 401(k) or Keogh plan) if:

(i)
the account being funded by such rollover is maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover funding such rollover originated, or an affiliate thereof; and

(ii)
the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover funding such rollover originated, or an affiliate thereof.

(7)
Trusts created under pension, profit sharing or other employee benefit plans (including qualified and non-qualified deferred compensation plans), provided that (a) the total plan assets are at least $1 million or (b) the plan has more than 100 eligible employees.

(8)	Custodial accounts held by a bank or trust company, created pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended (the “Code”).

(9)	Clients of authorized dealers purchasing shares in fixed or flat fee (rather than transaction based fees) brokerage accounts.

(10)
Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code that are approved by the Funds’ Adviser. There is no minimum investment amount for purchases made under this option (10).

(11)	Certain purchasers who: (i) held Class A Shares of the Funds in an account prior to April 6, 2007; and (ii) make new purchases of Class A Shares in such existing account.

The term “families” includes a person’s spouse, children and grandchildren under 21 years of age, parents and the parents of the person’s spouse. Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Shareholder Services by the investment adviser, financial planner, trust company or bank trust department, provided that Shareholder Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. Each Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Repurchase of Class A Shares
You may repurchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire Class A Shares that you may have had to redeem, without re-paying the front-end sales charge. Such repurchases may be subject to special tax rules. To exercise this privilege, the Trust must receive your purchase order within 180 days of your redemption. In addition, you must notify Shareholder Services when you send in your purchase order that you are repurchasing shares. The Fund reserves the right to modify or terminate this arrangement at any time.

The Fund reserves the right to waive sales charges for the reinvestment of proceeds from the sale of shares of a non-API Fund where those shares were subject to a front end sales charge or a deferred sales charge (sometimes called a NAV transfer).

Waiver of Deferred Sales Charge —Class C Shares

The deferred sales charge on Class C Shares may be waived for:

1.	certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;

2.	redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;

3.	redemptions where your dealer of record notifies the Distributor, prior to the time of investment, that the dealer waives the 1.00% advance payment otherwise payable to such dealer;

4.	withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

5.	withdrawals through Systematic Withdrawal Plan.

Additional information regarding the waiver of sales charges may be obtained by calling the Trust at (800) 544-6060, or Shareholder Services at (888) 933-8274. All account information is subject to acceptance and verification by the Funds’ Distributor.

Clear and prominent information regarding sales charges of the Funds and the applicability and availability of discounts from sales charges is available free of charge through the Trust’s web site at www.apitrust.com, which provides links to the prospectus and SAI containing the relevant information. You may also call the Trust at (800) 544-6060 or Shareholder Services at (888) 933-8271 for this information. All account information is subject to acceptance and verification by the Fund’s Distributor.

The Trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares of a Fund when, in the judgment of the Trust’s management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Trust until it has been confirmed in writing by the Trust and payment has been received.

HOW TO BUY SHARES

You may obtain application forms for the purchase of Class A, Class C, and Class L Shares of the Funds by contacting the shareholder services department (“Shareholder Services”) of Unified Fund Services, Inc. (the “Transfer Agent”), the Funds’ transfer agent, at the address or telephone number shown below.

Regular Mail:
API Funds
P.O. Box 6110
Indianapolis, Indiana  46206

Overnight Mail:
API Funds
2960 N. Meridian St., Ste. 300
Indianapolis, Indiana  46208

Phone:

(888) 933-8274

Shares are sold at their offering price, which is based upon the net asset value per share next computed after receipt and acceptance of the order by Shareholder Services, plus any applicable sales charge.

The minimum initial investment in each Fund’s Class A and Class C Shares is $1,000, and the minimum for additional investments is $100.

The minimum initial investment in each Fund’s Class L Shares is $1,000, and the minimum for additional investments is $100.

An exception to these minimums is granted for investments made pursuant to special plans or if approved by the Distributor. If you purchase Shares of a Fund from certain broker-dealers, banks or other authorized third parties, Shareholder Services will be deemed to have received your purchase order when that third party has received your order. Class C Shares of each Fund are sold subject to a deferred sales charge payable upon certain redemptions. The Trust and the Distributor reserve the right to reject any purchase order and to discontinue offering Shares of a Fund for purchase.

Additional Investments. You may purchase additional Shares of a Fund at any time by mail, wire, or automatic investment. Each additional mail purchase request must contain:

•           your name;
•           the name on your account(s);
•           your account number(s);
•           the name of the Fund; and
•           a check made payable to the applicable Fund

Checks should be sent to the applicable Fund at the address listed under the heading “How to Invest” (above) in this prospectus. To send a bank wire, call Shareholder Services at (888) 933-8274 to obtain instructions.

Automatic Investment Plan. You may make regular investments in a Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Customer Identification and Verification. In compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. This information will be verified to ensure the identity of all persons opening a mutual fund account. The Trust is required by law to reject your new account application if the required identifying information is not provided. Please contact Shareholder Services at (888) 933-8274 if you need additional assistance when completing your account application.

In certain instances, the Trust is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Trust, your application will be rejected. Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the next-determined NAV. However, the Trust reserves the right to close your account at the next-determined NAV if they are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Trust. If the Trust is unable to verify your identity, the Trust reserves the right to liquidate your account at the next-determined NAV and remit proceeds to you via check. The Trust reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program. Customer identification and verification is part of the Trust’s overall obligation to deter money laundering under federal law. The Trust has adopted an Anti-Money Laundering Compliance Program designed to prevent the Trust from being used for money laundering or the financing of terrorist activities. In this regard, if the Trust is unable to verify your identity, as required by anti-money laundering laws, we may refuse to open your account or may delay opening your account pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account without further notice and return to you the value of your shares at the next calculated net asset value.  The Trust has appointed an officer of Unified Financial Securities, Inc., the Trust's principal underwriter, to serve as AML Officer and to oversee the implementation of the Trust's Anti-Money Laundering Compliance Program.

Investing by Wire. Once you have completed an application and the Transfer Agent has verified certain information on your account application form, you may purchase Class A and Class C Shares of a Fund by requesting your bank to wire funds directly to the Transfer Agent. To invest by wire please call Shareholder Services at (888) 933-8274 for instructions. Your bank may charge you a fee for this service. Be sure to include your name and account number in the wire instructions that you provide your bank. Once your account is opened, you may make additional investments using the wire procedure described above.

Investing by Mail. For initial purchases, the account application should be completed, signed and mailed to the Transfer Agent, together with your check payable to the applicable Fund. Please be sure to specify the class of shares in which you wish to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and tax identification number(s).

Right of Refusal. The Trust may reject or cancel any purchase orders, including exchanges, for any reason.

Other Purchase Information. Each Fund may limit the amount of purchase and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by a Fund. You may be prohibited or restricted from making future purchases in such Fund. Checks must be made payable to the Fund in which you wish to invest. Each Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. A Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO SELL SHARES

You may sell your Class A, Class C and Class L Shares in three different ways:

•	by mailing a written redemption request for a check or wire representing the redemption proceeds to Shareholder Services;

•
by making a telephone request for redemption by check (provided that the amount to be redeemed is not more than $50,000 and the check is being sent to the record address for the account, which has not changed in the prior three months); or

•	by making a telephone request for redemption proceeds to be wired to a predesignated bank.

Redemptions by Mail. A written request for redemption must include the name of the Fund, the class of shares, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and mailing or wiring instructions. Upon timely receipt by Shareholder Services of a redemption request in “good order,” as described below, the shares will be redeemed at the net asset value per share computed at the close of regular trading on the NYSE on that day. Redemption requests received after the close of regular trading will be executed at the net asset value per share next computed. The signature(s) on all redemptions of $50,000 or more or redemptions requesting that the proceeds check be made payable to someone other than the registered owner(s) or sent to an address other than the record address (or sent to the record address if that address has been changed in the previous three months) must be guaranteed by a member of the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange, Inc.’s Medallion Signature Program (MSP). Signature guarantees from a notary public are not acceptable. Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the redemption request.

Telephone Redemptions. To redeem shares by telephone, call Shareholder Services directly at (888) 933-8274. Telephone redemptions are not available for retirement plans other than individual retirement accounts. When a redemption request is made by telephone, a shareholder may choose to receive redemption proceeds either by having a check payable to the shareholder mailed to the address of record on the account, provided the address has not changed during the past three months and the redemption amount does not exceed $50,000, or by having a wire sent to a previously designated bank account.

Telephone redemptions by check are available to all shareholders of the Funds automatically unless this option is declined in the application or in writing. Shareholders may select the telephone redemption wire service when filling out the initial application or may select it later by completing the appropriate form that is available from Shareholder Services.

A telephone redemption request must be received by Shareholder Services prior to the close of regular trading on the NYSE. If a telephone request is made after the close of regular trading on the NYSE or on a day when the NYSE is not open for business, the Funds cannot accept the request and a new request will be necessary.  Shareholders may avoid the possibility of having to re-submit a redemption request by using any other regular means of request described in this prospectus.

Wire Redemptions. Wire redemptions by telephone may be made only if the bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. If a shareholder decides to change the bank account to which proceeds are to be wired, the change must be effected by filling out and submitting in advance the appropriate form that is available from Shareholder Services.

Other Information.  Proceeds resulting from a redemption request normally will be mailed to you or wired to your bank the next business day after receipt of a request in “good order,” as defined under “Exchange Privileges,” below. The Funds, however, may delay sending redemption proceeds for up to seven days. If Fund shares were purchased by check and are redeemed within 15 days of such purchase, you may experience additional delays in receiving redemption proceeds. A Fund generally will postpone sending redemption proceeds from an investment made by check until the Trust can verify that the check has been or will be collected. There will be no such delay for redemptions following investments paid for by federal funds wire or by bank cashier’s check or certified check. If checks representing redemption proceeds are returned “undeliverable” or remain uncashed for six months, such checks shall be canceled and such proceeds shall be reinvested in the Funds at the NAV per share determined as of the date of cancellation of such checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the redemption request. If there is a question concerning the redemption of Fund shares, contact Shareholder Services.

A Fund may not suspend the right of redemption, or postpone payment for more than seven days, except when the NYSE is closed other than weekends or holidays, when trading on the NYSE is restricted (as determined by the SEC), during an emergency (as determined by the SEC) that makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

Section 5 | General Information
This section summarizes the Funds' distribution policies and other general Fund information

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Other Distributions. Each Fund declares and pays dividends from its net investment income (including dividends from Underlying Funds) and distributes any net capital gains realized from the sale of its portfolio securities (including shares of Underlying Funds) at least annually. Unless the Trust receives written instructions to the contrary from a shareholder before the record date for a distribution, the shareholder will receive that distribution in additional Fund shares of the distributing class at their NAV on the reinvestment date.

Taxation of Shareholders. Dividends and other distributions by a Fund to its shareholders, other than tax-exempt entities (including individual retirement accounts and qualified retirement plans), are taxable to them regardless of whether the distributions are received in cash or reinvested in additional Fund shares. Dividends from a Fund’s investment company taxable income (generally consisting of net investment income, plus the excess of net short-term capital gain over net long-term capital loss) generally are taxable as ordinary income (except as mentioned below), whereas distributions of a Fund’s net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, regardless of how long the shareholder held its shares.

A Fund’s dividends attributable to “qualified dividend income” (i.e., dividends it receives on stock of most U.S. corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period, debt-financing, and other restrictions, including dividends from any Underlying Fund attributable to dividends from such corporations with respect to which the Underlying Fund satisfies those restrictions) (“QDI”) generally are subject to federal income tax at the rates applicable to net long-term capital gain, including a 15% maximum rate, for individual shareholders who satisfy those restrictions with respect to their shares on which the Fund dividends were paid. If a Fund’s QDI is at least 95% of its gross income (as specially computed), the entire dividend will qualify for that treatment. A portion of a Fund’s dividends -- not exceeding the aggregate dividends it receives from domestic corporations only -- also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

Distributions to you of a Fund’s net capital gain, including gain it realizes on the redemption of any Underlying Fund’s shares it held for more than one year and distributions from any Underlying Fund of the latter’s net capital gain, also are subject to a 15% maximum federal income tax rate for individual shareholders.

The portion of the dividends the Income Fund pays that are attributable to interest earned on its investments that are direct U.S. Government obligations generally are not subject to state and local income taxes. Each Fund advises its shareholders of the tax status of distributions following the end of each calendar year.

A redemption of Fund shares will result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the redeemed shares. An exchange of a Fund’s shares for shares of another Fund will have similar tax consequences. Capital gain recognized on a redemption or exchange of Fund shares held for more than one year will be long-term capital gain and will be subject to federal income tax, for an individual shareholder, at the maximum 15% rate mentioned above. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gain will cease to apply to taxable years beginning after December 31, 2010.

The foregoing only summarizes some of the important federal income tax considerations generally affecting the Funds and their shareholders; see the SAI for a further discussion. Because other federal, state, or local tax considerations may apply, investors are urged to consult their tax advisors.

NET ASSET VALUE

The offering price of each Fund’s Shares is based upon the Fund’s net asset value (“NAV”) per share, plus any applicable sales charges. NAV per share is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern time) on each business day that the NYSE is open. The NAV per share is computed by adding the total value of a Fund’s investments and other assets (including dividends accrued but not yet collected) attributable to a Fund’s Class A, Class C or Class D Shares, subtracting any liabilities (including accrued expenses) attributable to a Fund’s Class A, Class C or Class L Shares, and then dividing by the total number of the applicable class’ shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of a Fund, the NAV of the different classes may vary.

Shares of open-end Underlying Funds are valued at their respective NAV under the 1940 Act. The Underlying Funds generally value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sales price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of trustees of the Underlying Fund. Money market funds with portfolio securities that mature in 397 days or less may use the amortized cost to value their securities or penny-rounding methods to compute their price per share. Securities that are listed on U.S. exchanges (other than exchange traded funds (“ETFs”)) are valued at the last sales price on the day the securities are valued or, lacking any sales on such day, at the previous day’s closing price. ETFs are valued at the last sales price on the ETFs primary exchange on the day the securities are valued or, lacking any sales on such day, either at the value assigned by a nationally recognized third-party pricing service or at the previous day’s closing price. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. U.S. Treasury securities and corporate bonds are priced at an evaluated mean of the last bid and asked prices available prior to valuation. Other securities traded in the OTC market are valued at the last bid price available prior to valuation.

Other Fund assets are valued at current market value or, where unavailable or unreliable, at fair value as determined in good faith by or under the direction of the Board. Debt securities having 60 days or less remaining to maturity generally are valued at their amortized cost.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the NAV of Fund shares is determined, such as foreign securities trading on foreign exchanges that close before the time the NAV of Fund shares is determined, may be reflected in the Trust’s calculations of net asset values for certain Funds when the Trust deems that the event or circumstance would materially affect such Fund’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that the fair value may differ materially from the value realized on a sale. This policy is intended to assure that each Fund’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Fund’s securities can serve to reduce arbitrage opportunities available to traders seeking to take advantage of information available to them that is not the basis of Trust valuation actions, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by those traders.

If a security or securities that a Fund owns are traded after the NYSE is closed (for example, in an after-hours market) the value of the Fund’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Fund’s assets may not occur on days when the Fund is open for business.

FAIR VALUE PRICING

The Board of Directors has delegated to the Advisor responsibility for determining the value of Fund portfolio securities under certain circumstances.  Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances.  The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing.  The Funds have adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available.  Accordingly, there is always the possibility that the Advisor's calculations concerning security value could be wrong, and as a result, the Fund's NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

FREQUENT TRADING

The Funds are intended to be used as long-term investments. The Trust discourages frequent purchases, redemptions or exchanges of Fund shares and does not accommodate such trading. “Market-timers” who engage in frequent purchases, redemptions or exchanges over a short period of time can disrupt a Fund’s investment program and create additional transaction costs that are borne by all shareholders of a Fund. The Board has adopted policies and procedures to detect and prevent frequent purchases, redemptions or exchanges of Fund shares by shareholders, and seeks to apply these policies and procedures to all shareholders. Although such policies and procedures may not be successful in detecting or preventing excessive short-term trading in all circumstances, the Trust’s policies and procedures provide that each of the Funds may temporarily suspend or terminate purchase, redemption or exchange transactions by any investors, potential investors, groups of investors or shareholders who engage in short-term trading activity that may be disruptive to the Trust or any of its Funds. It may be difficult to identify whether particular orders placed through banks, broker-dealers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise disruptive to the Funds when such trading activity takes place at the level of omnibus accounts established in the Trust’s name by such financial intermediaries. Accordingly, the Trust’s policies and procedures seek to consider all trades placed in a combined order through an omnibus account by a financial intermediary as part of a group to determine whether such trades may be rejected in whole or in part.

The Funds or the Underlying Funds may invest in foreign securities, and may be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in foreign markets may present time zone arbitrage opportunities when events affecting portfolio securities’ values occur after the close of the foreign markets but prior to the close of the U.S. markets. The Funds and the Underlying Funds have adopted policies and procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect their fair value as of the valuation time. To the extent that the Funds or the Underlying Funds do not accurately value foreign securities as of the fund’s valuation time, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders. The Funds or the Underlying Funds may invest in small capitalization equity securities. Because such securities may be infrequently traded, short-term traders may seek to trade shares of the Funds in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any successful price arbitrage also may cause dilution in the value of the shares of the Funds held by other shareholders.

DISTRIBUTION AND SERVICE PLANS

The Adviser or Distributor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash payments to intermediaries who sell shares of the Funds. Such payments and compensation are in addition to the service fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Adviser or Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold.

Rule 12b-1 Fees
The Board has adopted a Distribution and Service Plan for each Fund’s Class C Shares (the “12b-1 Plan”). Pursuant to the 12b-1 Plan, the Funds may finance from the assets of Class C Shares certain activities or expenses that are intended primarily to result in the sale of shares of such class. Each Fund finances these distribution and service activities through payments made to the Distributor. The fee paid to the Distributor by each Fund, except the Value Fund, is computed on an annualized basis reflecting the average daily net assets of a class, equal to 1.00% for Class C Share expenses. Of this amount, 0.75% represents distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services. Under the 12b-1 Plan, the Value Fund pays a fee to the Distributor of 0.90% of its average daily net assets. Of that amount, 0.65% represents distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services. Because these fees are paid out of a Class C Shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

The Board has adopted a Distribution and Service Plan for the Income Fund’s Class A Shares (the “Class A 12b-1 Plan”). Pursuant to the Class A 12b-1 Plan, the Income Fund may finance from the assets of Class A Shares certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Income Fund finances these distribution and service activities through payments made to the Distributor. The fee paid to the Distributor by the Income Fund is computed on an annualized basis reflecting the average daily net assets of a class, equal to 0.75% for Class A Share expenses. Of this amount, 0.50% represents distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services.

The Board has adopted a Distribution and Service Plan for each Fund’s Class L Shares (the “12b-1 Plan”). Pursuant to the 12b-1 Plan, the Funds may finance from the assets of Class L Shares certain activities or expenses that are intended primarily to result in the sale of shares of such class. Each Fund finances these distribution and service activities through payments made to the Distributor. The fee paid to the Distributor by each Fund is computed on an annualized basis reflecting the average daily net assets of a class, equal to 1.00% for Class L Share expenses. Of this amount, 0.75% represents distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services. Because these fees are paid out of a Class L Shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

In addition to paying fees under the 12b-1 Plan and/or the Class A 12b-1 Plan, the Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser or Distributor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Shareholder Servicing Plan.
The Trust has adopted a shareholder servicing plan (the “Plan”) with respect to the Class A Shares of each Fund pursuant to which each Fund will pay an annualized fee of 0.25% of its average daily net assets to brokers, dealers, banks, trust companies and other financial representatives for providing a variety of services. Currently, the Plan has not been implemented and therefore no fees are being paid pursuant to the Plan.

Payments to Financial Intermediaries
From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with making shares of the Funds available to their customers or registered representatives, including costs for providing a Fund with “shelf space” and/or placing a Fund on a preferred or recommended fund list. For purposes of this discussion, “Financial Intermediaries” include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a similar arrangement with the Funds and/or their affiliates. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and are not paid by the Funds. These arrangements may apply to any or all shares, including shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to Financial Intermediaries. For more information please see “Payments to Financial Intermediaries” in the Fund’s SAI.

The level of payments to individual Financial Intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the assets of the Funds that are attributable to investments by customers of the Financial Intermediary or the quality of the Financial Intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the Financial Intermediaries from other mutual funds and may influence a Financial Intermediary to recommend or offer certain funds or share classes over other investment alternatives. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the net asset value or price of a Fund’s shares.

The Adviser and/or its affiliates currently have “revenue sharing” arrangements with several Financial Intermediaries, including but not limited to Westminster Financial Securities, Inc.

Please contact your Financial Intermediary for information about any payments it may receive in connection with the sale of Fund shares, as well as information about any fees and/or commissions it charges.

GENERAL INFORMATION

Small Account Fees
Due to the relatively higher cost of maintaining small accounts, the Funds may deduct $25 per year from your account if your account has a value of less than $500 or may redeem the shares in your account if your account has a value of less than $25. If a Fund elects to redeem such shares, it will notify you of its intention to do so, and provide you with the opportunity to increase the amount invested to $500 or more within 30 days of notice. If you bring your account balance up to the required minimum no account fee or involuntary redemption will occur. The Fund will not close your account if it falls below the required minimum solely because of a market decline. The Fund reserves the right to waive this fee or redemption requirement.

The Funds may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that a Fund send these documents to each shareholder individually by calling Shareholder Services at (888) 933-8274.

Systematic Investment Plan
You may purchase Fund shares through a Systematic Investment Plan. Under the Plan, your bank checking account will automatically be debited monthly or quarterly in an amount equal to at least $100 (subject to the minimum initial investment of $1,000). You may elect to participate in the Systematic Investment Plan when filling out the initial application or may elect to participate later by completing the appropriate form that is available from Shareholder Services.

Systematic Withdrawal Plan
If you have made an initial investment of at least $10,000 in any of the Funds, or have otherwise accumulated shares valued at no less than $10,000, you are eligible to sell shares through a Systematic Withdrawal Plan. If so eligible, you may arrange for fixed withdrawal payments (minimum payment — $100; maximum payment — 1% per month or 3% per quarter of the total net asset value of Fund shares in the shareholder account at inception of the Systematic Withdrawal Plan) at regular monthly or quarterly intervals. Withdrawal payments will be made to you or to the beneficiaries designated by you. You are not eligible to sell shares through a Systematic Withdrawal Plan if you are making regular purchase payments pursuant to the Systematic Investment Plan. You may elect to participate in the Systematic Withdrawal Plan when filling out the initial application or may elect to participate later by completing the appropriate form that is available from Shareholder Services. For Class C Shares, a deferred sales charge is not imposed on amounts redeemed pursuant to the Systematic Withdrawal Plan provided that the amount redeemed for a particular Fund does not exceed on an annual basis 10% of your account value at the time the election to participate in the Systematic Withdrawal Plan is made.

Exchange Privileges
You may exchange Class C Shares of any Fund for the Class C Shares of any other Fund. No deferred sales charge will be imposed on exchanges for Class C Shares of another Fund (the “Exchange Fund”). A deferred sales charge may, however, be imposed upon the redemption of Class C Shares of the Exchange Fund. The amount of such deferred sales charge will be determined based on the aggregate time the shareholder held Class C Shares of the original Fund and the Exchange Fund. In addition, you may exchange Class A Shares of any Fund for Class A Shares of any other Fund. If you exchange Class A Shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to a sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange Class A Shares into an API Fund with the same, lower or no sales charge there is no sales charge for the exchange. Additionally, the amount of your exchange must meet any initial or subsequent purchase minimums applicable to the Fund into which you are making the exchange.

You may place exchange orders in writing with Shareholder Services, or by telephone, if a written authorization for telephone exchanges is on file with Shareholder Services. All permitted exchanges will be effected based on the NAV per share of each Fund that is next computed after receipt by Shareholder Services of the exchange request in “good order.” An exchange request is considered in “good order” only if the dollar amount or number of shares to be purchased is indicated and the written request is signed by the registered owner and by any co-owner of the account in exactly the same name or names used in establishing the account. Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the exchange request.

The exchange privilege may be modified or terminated at any time upon 60 days’ written notice to shareholders. Before making any exchange, you should contact Shareholder Services or your broker to obtain more information about exchanges. For tax purposes, an exchange is treated as a redemption of one Fund’s shares and a subsequent purchase of the other Fund’s shares. Any capital gain or loss on the exchanged shares should be reported for income tax purposes. The price of the acquired shares will be their cost basis for those purposes.

The Board of Directors of the Fund has approved a Code of Ethics (the “Code”) for the Funds and Advisor.   The Funds' Principal Underwriter has also adopted a Code of Ethics which governs its activities as an Underwriter.  These Codes govern the personal activities of persons who may have knowledge of the investment activities of the Funds, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund.  The Board is responsible for overseeing the implementation of the Codes.  The Funds have filed copies of each Code with the Securities and Exchange Commission.  Copies of the Codes of Ethics may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  The Codes are also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov).  Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

PRIVACY POLICY

The following is a description of the Funds' policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

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Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

>
Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the  information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise  provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Section 6 | Financial Highlights

The ﬁnancial highlights table is intended to help you understand each Fund’s ﬁnancial performance for the past five years.  Certain information reﬂects ﬁnancial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose report, along with the Funds' ﬁnancial statements, are included in the Funds' Annual Report, dated January 31, 2010, which is available upon request.

API GROWTH FUND
FINANCIAL HIGHLIGHTS

	Class A Shares (1)
	For the Period					For the Period
	Ended	For the Year Ended May 31,				Ended (3)
	Jan. 31, 2010 (2)	2009	2008	2007	2006	May 31, 2005
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$ 6.36	$ 13.93	$ 14.12	$ 13.10	$ 11.38	$ 10.62
Income from investment operations
Net investment income (loss) (4)	(0.01)	0.06	0.04	0.08	(0.09)	(0.13)
Net realized and unrealized gain (loss) on investments	1.20	(6.06)	0.20	2.92	1.81	0.89

Total income from investment (loss) operations	1.19	(6.00)	0.24	3.00	1.72	0.76
Distributions
From net investment income	------	------	(0.13)	----	------	------
From net realized gain on security transactions	------	(1.57)	(0.30)	(1.98)	------	------

Total distributions	------	(1.57)	(0.43)	(1.98)	------	------

Net asset value, end of year/period	$ 7.55	$ 6.36	$ 13.93	$ 14.12	$ 13.10	$ 11.38

Total Return (5)	18.71%	(41.06)%	1.62%	24.73%	15.11%	7.16%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$ 9,706	$ 4,221	$ 5,016	$5,421	$ 4,262	$ 3,546
Ratio of expenses to average net assets (6) (7)	1.88%	1.94%	1.56%	1.59%	1.58%	1.72% (8)
Ratio of net investment income (loss) to average net assets (6)(7)	(0.28)%	0.80%	0.26%	0.66%	(0.68)%	(1.12)%
Portfolio turnover rate	25%	99%	72%	81%	143%	131%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Effective 2010, the Fund changed its fiscal year end to January 31.
(3)	Commencement of operations was July 1, 2004.
(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	Does not include expenses of the investment companies in which the Fund invests.
(8)	Without fees waived by the investment advisor, the ratio of expenses to average bet assets would have been 1.78%

API GROWTH FUND
FINANCIAL HIGHLIGHTS, CONT'D

	Class C Shares (1)
	For the Period
	Ended	For the Year Ended May 31,
	Jan. 31, 2010 (2)	2009	2008	2007	2006	2005
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$ 5.98	$ 13.40	$ 13.65	$ 12.85	$ 11.27	$ 10.30
Income from investment operations
Net investment income (loss) (3)	(0.06)	(0.01)	(0.10)	(0.04)	(0.21)	(0.23)
Net realized and unrealized gain (loss) on investments	1.13	(5.84)	0.19	2.82	1.79	1.20

Total income from investment (loss) operations	1.07	(5.85)	0.09	2.78	1.58	0.97
Distributions
From net investment income	------	------	(0.04)	----	------	------
From net realized gain on security transactions	------	(1.57)	(0.30)	(1.98)	------	------

Total distributions	------	(1.57)	(0.34)	(1.98)	------	------

Net asset value, end of year/period	$ 7.05	$ 5.98	$ 13.40	$ 13.65	$ 12.85	$ 11.27

Total Return (4)	17.89%	(41.62)%	0.63%	23.43%	14.02%	9.42%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$ 25,269	$ 25,772	$ 56,436	$ 62,124	$ 52,082	$ 49,042
Ratio of expenses to average net assets (5)(6)	2.88%	2.94%	2.56%	2.59%	2.58%	2.72% (7)
Ratio of net investment income (loss) to average net assets (5)(6)	(1.28)%	(0.20)%	(0.74)%	(0.34)%	(1.68)%	(2.12)%
Portfolio turnover rate	25%	99%	72%	81%	143%	131%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Effective 2010, the Fund changed its fiscal year end to January 31.
(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Does not include expenses of the investment companies in which the Fund invests.
(7)	Without fees waived by the investment advisor, the ratio of expenses to average bet assets would have been 2.78%

API CAPITAL INCOME FUND
FINANCIAL HIGHLIGHTS

	Class A Shares (1)
	For the Period					For the Period
	Ended Jan 31,	For the Year Ended May 31, (3)				Ended (3)(4)
	2010 (2)	2009	2008	2007	2006	May 31, 2005
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$ 26.19	$ 43.34	$ 47.76	$ 37.36	$ 37.06	$ 33.56
Income from investment operations
Net investment income (loss) (5)	0.24	0.68	0.94	1.04	0.56	0.16
Net realized and unrealized gain (loss) on investments	4.39	(15.29)	(1.36)	10.88	2.98	3.62

Total income from investment (loss) operations	4.63	(14.61)	(0.42)	11.92	3.54	3.78
Distributions
From net investment income	(0.22)	(0.49)	(1.22)	(0.42)	------	(0.22)
From net realized gain on security transactions	------	(2.05)	(2.78)	(1.10)	(3.24)	(0.06)

Total distributions	(0.22)	(2.54)	(4.00)	(1.52)	(3.24)	(0.28)

Net asset value, end of year/period	$ 30.60	$ 26.19	$ 43.34	$ 47.76	$ 37.36	$ 37.06

Total Return (6)	17.63%	(32.93)%	(0.93)%	32.42%	9.78%	11.28%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$ 7,114	$ 3,745	$ 3,491	$ 3,343	$ 2,414	$ 1,966
Ratio of expenses to average net assets (7) (8)	1.93%	1.90%	1.44%	1.43%	1.56%	1.72%
Ratio of net investment income (loss) to average net assets (7)(8)	1.22%	2.33%	2.09%	2.63%	1.45%	0.49%
Portfolio turnover rate	27%	129%	69%	56%	100%	178%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Effective 2010, the Fund changed its fiscal year end to January 31.
(3)	Per share information adjusted to reflect 1:2 share adjustment effective February 23, 2009.
(4)	Commencement of operations was July 1, 2004.
(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.
(8)	Does not include expenses of the investment companies in which the Fund invests.

API CAPITAL INCOME FUND
FINANCIAL HIGHLIGHTS, CONT'D

	Class C Shares (1)
	For the Period					For the Period
	Ended Jan 31,	For the Year Ended May 31, (3)				Ended (3)(4)
	2010 (2)	2009	2008	2007	2006	May 31, 2005
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$ 25.34	$ 42.10	$ 46.66	$ 36.70	$ 36.82	$ 33.56
Income from investment operations
Net investment income (loss) (5)	0.04	0.37	0.48	0.62	0.16	(0.16)
Net realized and unrealized gain (loss) on investments	4.23	(14.77)	(1.32)	10.66	2.96	3.62

Total income from investment (loss) operations	4.27	(14.40)	(0.84)	11.28	3.12	3.46
Distributions
From net investment income	(0.05)	(0.31)	(0.94)	(0.22)	------	(0.14)
From net realized gain on security transactions	------	(2.05)	(2.78)	(1.10)	(3.24)	(0.06)

Total distributions	(0.05)	(2.36)	(3.72)	(1.32)	(3.24)	(0.20)

Net asset value, end of year/period	$ 29.56	$ 25.34	$ 42.10	$ 46.66	$ 36.70	$ 36.82

Total Return (6)	16.85%	(33.47)%	(1.90)%	31.12%	8.66%	10.31%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$ 7,610	$ 8,651	$ 15,797	$ 18.930	$11,585	$ 6,437
Ratio of expenses to average net assets (7) (8)	2.93%	2.90%	2.44%	2.43%	2.56%	2.72%
Ratio of net investment income (loss) to average net assets (7)(8)	0.22%	1.33%	1.09%	1.63%	0.45%	(0.50)%
Portfolio turnover rate	27%	129%	69%	56%	100%	178%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Effective 2010, the Fund changed its fiscal year end to January 31.
(3)	Per share information adjusted to reflect 1:2 share adjustment effective February 23, 2009.
(4)	Commencement of operations was July 1, 2004.
(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.
(8)	Does not include expenses of the investment companies in which the Fund invests.

API INCOME FUND
FINANCIAL HIGHLIGHTS

	Class A Shares (1)
	For the Period
	Ended Jan 31,	For the Year Ended May 31,
	2010 (2)	2009	2008	2007	2006	2005
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$ 9.20	$ 10.27	$ 10.31	$ 10.13	$ 10.53	$ 10.63
Income from investment operations
Net investment income (loss) (3)	0.69	0.66	0.31	0.32	0.43	0.20
Net realized and unrealized gain (loss) on investments	2.00	(1.11)	(0.06)	0.17	(0.46)	(0.20)

Total income from investment (loss) operations	2.69	(0.45)	0.25	0.49	(0.03)	------
Distributions
From net investment income	(0.65)	(0.62)	(0.29)	(0.31)	(0.37)	(0.10)
From net realized gain on security transactions	------	-------	------	------	------	------

Total distributions	(0.65)	(0.62)	(0.29)	(0.31)	(0.37)	(0.10)

Net asset value, end of year/period	$ 11.24	$ 9.20	$ 10.27	$ 10.31	$ 10.13	$ 10.53

Total Return (4)	30.00%	(3.25)%	2.48%	4.84%	(0.24)%	0.06%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$ 13,255	$ 1,276	$ 912	$ 720	$ 504	$ 9,334
Ratio of expenses to average net assets (5) (6)	1.20%	1.88%	1.70%	1.72%	1.71%	1.37% (7)
Ratio of net investment income (loss) to average net assets (5)(6)	9.47%	7.66%	3.04%	3.30%	3.54%	1.92%
Portfolio turnover rate	33%	92%	98%	30%	38%	189%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Effective 2010, the Fund changed its fiscal year end to January 31.
(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Does not include expenses of the investment companies in which the Fund invests.
(7)	Without fees waived by the investment advisor, the ratio of expenses to average net assets would have been 1.59%.

API INCOME FUND
FINANCIAL HIGHLIGHTS, CONT'D

	Class C Shares (1)
	For the Period					For the Period
	Ended Jan 31,	For the Year Ended May 31,				Ended (3)
	2010 (2)	2009	2008	2007	2006	May 31, 2005
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$ 8.96	$ 10.02	$ 10.10	$ 9.98	$ 10.43	$ 10.62
Income from investment operations
Net investment income (loss) (4)	0.59	0.55	0.20	0.23	0.29	0.07
Net realized and unrealized gain (loss) on investments	1.96	(1.07)	(0.05)	0.14	(0.43)	(0.19)

Total income from investment (loss) operations	2.55	(0.52)	0.15	0.37	(0.14)	(0.12)
Distributions
From net investment income	(0.59)	(0.54)	(0.23)	(0.25)	(0.31)	(0.07)
From net realized gain on security transactions	------	------	------	------	------	------

Total distributions	(0.59)	(0.54)	(0.23)	(0.25)	(0.31)	(0.07)

Net asset value, end of year/period	$ 10.92	$ 8.96	$ 10.02	$ 10.10	$ 9.98	$ 10.43

Total Return (5)	29.06%	(4.12)%	1.52%	3.71%	(1.36)%	(1.14)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$ 30,042	$ 19,411	$ 11,984	$ 12,066	$10,901	$ 4,634
Ratio of expenses to average net assets (6) (7)	2.20%	2.88%	2.70%	2.72%	2.71%	2.37% (8)
Ratio of net investment income (loss) to average net assets (6)(7)	8.47%	6.76%	2.04%	2.30%	2.54%	0.92%
Portfolio turnover rate	33%	92%	98%	30%	38%	189%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Effective 2010, the Fund changed its fiscal year end to January 31.
(3)	Commencement of operations was July 1, 2004.
(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	Does not include expenses of the investment companies in which the Fund invests.
(8)	Without fees waived by the investment advisor, the ratio of expenses to average net assets would have been 2.59%.

API MULTIPLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Class A Shares (1)
	For the Period
	Ended Jan 31,	For the Year Ended May 31,
	2010 (2)	2009	2008	2007	2006	2005
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$ 8.98	$ 16.84	$ 18.45	$ 14.45	$ 12.76	$ 11.80
Income from investment operations
Net investment income (loss) (3)	0.07	0.11	0.17	0.27	0.06	(0.08)
Net realized and unrealized gain (loss) on investments	1.41	(7.46)	(0.11)	4.22	2.32	1.04

Total income from investment (loss) operations	1.48	(7.35)	0.06	4.49	2.38	0.96
Distributions
From net investment income	(0.07)	------	(0.26)	------	------	------
From net realized gain on security transactions	------	(0.51)	(1.41)	(0.49)	(0.69)	------

Total distributions	(0.07)	(0.51)	(1.67)	(0.49)	(0.69)	------

Net asset value, end of year/period	$ 10.39	$ 8.89	$ 16.84	$ 18.45	$ 14.45	$ 12.76

Total Return (4)	16.43%	(43.21)%	0.25%	31.48%	18.83%	8.14%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$ 3,303	$ 2,918	$ 6,278	$ 5,373	$ 3,926	$ 18,907
Ratio of expenses to average net assets (5) (6)	1.82%	1.77%	1.33%	1.35%	1.42%	1.58% (7)
Ratio of net investment income (loss) to average net assets (5)(6)	1.02%	1.03%	0.98%	1.66%	0.46%	(0.68)%
Portfolio turnover rate	21%	75%	59%	29%	197%	165%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Effective 2010, the Fund changed its fiscal year end to January 31.
(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Does not include expenses of the investment companies in which the Fund invests.
(7)	Without fees waived by the investment advisor, the ratio of expenses to average net assets would have been 1.68%.

API MULTIPLE INDEX FUND
FINANCIAL HIGHLIGHTS, CONT'D

	Class C Shares (1)
	For the Period					For the Period
	Ended Jan 31,	For the Year Ended May 31,				Ended (3)
	2010 (2)	2009	2008	2007	2006	May 31, 2005
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$ 8.54	$ 16.22	$ 17.89	$ 14.16	$ 12.65	$ 12.15
Income from investment operations
Net investment income (loss) (4)	------	------	------	0.10	(0.08)	(0.20)
Net realized and unrealized gain (loss) on investments	1.33	(7.17)	(0.10)	4.12	2.28	0.70

Total income from investment (loss) operations	1.33	(7.17)	(0.10)	4.22	2.20	0.50
Distributions
From net investment income	(0.01)	------	(0.16)	------	------	------
From net realized gain on security transactions	------	(0.51)	(1.41)	(0.49)	(0.69)	------

Total distributions	(0.01)	(0.51)	(1.57)	(0.49)	(0.69)	------

Net asset value, end of year/period	$ 9.86	$ 8.54	$ 16.22	$ 17.89	$ 14.16	$ 12.65

Total Return (5)	15.58%	(43.76)%	(0.72)%	30.20%	17.55%	4.12%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$ 17,008	$ 16,417	$ 33,834	$ 37,890	$27,790	$ 8,993
Ratio of expenses to average net assets (6) (7)	2.82%	2.77%	2.33%	2.35%	2.42%	2.58% (8)
Ratio of net investment income (loss) to average net assets (6)(7)	0.02%	0.03%	(0.02)%	0.66%	(0.54)%	(1.68)%
Portfolio turnover rate	21%	75%	59%	29%	197%	165%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Effective 2010, the Fund changed its fiscal year end to January 31.
(3)	Commencement of operations was July 1, 2004.
(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	Does not include expenses of the investment companies in which the Fund invests.
(8)	Without fees waived by the investment advisor, the ratio of expenses to average net assets would have been 2.68%.

API VALUE FUND
FINANCIAL HIGHLIGHTS

	Class A Shares (1)
	For the Period					For the Period
	Ended Jan 31,	For the Year Ended May 31,				Ended (3)
	2010 (2)	2009	2008	2007	2006	May 31, 2005
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$ 8.48	$ 16.56	$ 19.15	$ 17.06	$ 16.70	$ 15.57
Income from investment operations
Net investment income (loss) (4)	------	0.11	0.17	0.21	(0.05)	(0.19)
Net realized and unrealized gain (loss) on investments	1.92	(7.95)	(0.36)	4.34	2.50	1.69

Total income from investment (loss) operations	1.92	(7.84)	(0.19)	4.55	2.45	1.50
Distributions
From net investment income	(0.07)	------	(0.24)	------	------	------
From net realized gain on security transactions	------	(0.24)	(2.16)	(2.46)	(2.09)	(0.37)

Total distributions	(0.07)	(0.24)	(2.40)	(2.46)	(2.09)	(0.37)

Net asset value, end of year/period	$ 10.33	$ 8.48	$ 16.56	$ 19.15	$ 17.06	$ 16.70

Total Return (5)	22.60%	(47.18)%	(0.50)%	28.80%	14.66%	9.53%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$ 7,838	$ 4,832	$ 4,060	$ 4,457	$ 3,492	$ 2,727
Ratio of operating expenses to average net assets (6) (7)	1.93%	1.93%	1.53%	1.51%	1.57%	1.76% (8)
Ratio of total expenses to average net assets (6)(7)	1.93%	1.93%	1.53%	1.51%	1.57%	2.62%(9)
Ratio of net investment income (loss) to average net assets (6)(7)	0.00%	1.11%	1.00%	1.18%	(0.28)%	(1.16)%
Portfolio turnover rate	32%	120%	74%	95%	191%	113%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Effective 2010, the Fund changed its fiscal year end to January 31.
(3)	Commencement of operations was July 1, 2004.
(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	Does not include expenses of the investment companies in which the Fund invests.
(8)	Without fees waived by the investment advisor, the ratio of expenses to average net assets would have been 1.79%.
(9)	Without fees waived by the investment advisor, the ratio of expenses to average net assets would have been 2.65%.

API VALUE FUND
FINANCIAL HIGHLIGHTS, CONT'D

	Class C Shares (1)
	For the Period
	Ended Jan 31,	For the Year Ended May 31,
	2010 (2)	2009	2008	2007	2006	2005
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$ 8.05	$ 15.89	$ 18.53	$ 16.73	$ 16.56	$ 14.96
Income from investment operations
Net investment income (loss) (3)	(0.06)	0.02	0.02	0.05	(0.21)	(0.35)
Net realized and unrealized gain (loss) on investments	1.82	(7.62)	(0.36)	4.21	2.47	2.32

Total income from investment (loss) operations	1.76	(7.60)	(0.34)	4.26	2.26	1.97
Distributions
From net investment income	(0.02)	------	(0.14)	------	------	------
From net realized gain on security transactions	------	(0.24)	(2.16)	(2.46)	(2.09)	(0.37)

Total distributions	(0.02)	(0.24)	(2.30)	(2.46)	(2.09)	(0.37)

Net asset value, end of year/period	$ 9.79	$ 8.05	$ 15.89	$ 18.53	$ 16.73	$ 16.56

Total Return (4)	21.83%	(47.67)%	(1.38)%	27.58%	13.60%	13.05%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$ 13,969	$ 14,763	$ 36,190	$ 41,351	$ 31,550	$ 28,977
Ratio of operating expenses to average net assets (5) (6)	2.83%	2.83%	2.43%	2.41%	2.47%	2.66% (7)
Ratio of total expenses to average net assets (5) (6)	2.83%	2.83%	2.43%	2.41%	2.47%	3.52% (8)
Ratio of net investment income (loss) to average net assets (5)(6)	(0.90)%	0.21%	0.10%	0.28%	(1.18)%	(2.06)%
Portfolio turnover rate	32%	120%	74%	95%	191%	113%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Effective 2010, the Fund changed its fiscal year end to January 31.
(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Does not include expenses of the investment companies in which the Fund invests.
(7)	Without fees waived by the investment advisor, the ratio of expenses to average net assets would have been 2.69%.
(8)	Without fees waived by the investment advisor, the ratio of expenses to average net assets would have been 3.55%.

API MASTER ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	For the Period ended January 31, 2010
	Class A	Class L
	2010 (2)	2009
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$ 15.00	$ 15.00
Income from investment operations
Net investment income (loss) (3)	(0.32)	(0.42)
Net realized and unrealized gain (loss) on investments	7.45	7.45

Total income from investment (loss) operations	7.13	7.03
Net asset value, end of year/period	$ 22.13	$ 22.03

Total Return (4)	47.53%	46.87%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$ 3,035	$ 13,574
Ratio of operating expenses to average net assets (5) (6)	2.47%	2.97%
Ratio of total expenses to average net assets (5) (6)
Ratio of net investment income (loss) to average net assets (5)(6)	(1.74)%	(2.24)%
Portfolio turnover rate	2%	2%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Commencement of operations was March 19, 2010.
(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Does not include expenses of the investment companies in which the Fund invests.

Section 7 | For More Information

Shareholders may direct general inquiries to the Trust at the address or telephone number listed below. Inquiries regarding shareholder account information should be directed to Shareholder Services at the address or telephone number listed below.

TRUST
API Funds
2303 Yorktown Avenue
Lynchburg, Virginia 24501
(800) 544-6060

SHAREHOLDER SERVICES
API Funds
P.O. Box 6110
Indianapolis, Indiana 46206-6110
(888) 933-8274

For Overnight Deliveries :
API Funds
2960 N. Meridian Street
Suite 300
Indianapolis, Indiana 46208
You can obtain more information about the Funds in:

*           the SAI dated June 9, 2010, which contains detailed information about the Funds, particularly their investment policies and practices. You may not be aware of important information about the Funds unless you read both this prospectus and the SAI. The current SAI is on file with the SEC and is incorporated into this prospectus by reference (that is, the SAI is legally part of this prospectus).

*           the Annual and Semi-annual Reports to Shareholders, which detail the Funds’ actual investments and include financial statements as of the close of the particular annual or semi-annual period. Each annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the year covered by the report.

To request a copy of the current SAI or copies of the Funds’ most recent Annual and Semi-annual Reports, without charge, or for other inquiries, please contact us:

By Mail:	API Funds
2303 Yorktown Avenue
Lynchburg, Virginia 24501

By Telephone:	(800) 544-6060

By Internet:	www.apitrust.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information about the operation of the Public Reference Room.) Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may also be obtained for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

The Trust’s SEC 1940 Act file number is: 811-04262

Ticker Symbol
API FUNDS	Class D
API EFFICIENT FRONTIER CAPITAL INCOME FUND	APIGX

API Funds (the “Trust”) offers one mutual fund series in this prospectus: API Efficient Frontier Capital Income Fund. The Fund offers you a separate investment, with its own investment objective and policies. This prospectus offers Class D Shares of the Fund. Class D Shares are only available to investors who were invested in the Fund on July 1, 2004 and continue to remain invested in the Fund.

PROSPECTUS DATED June 9, 2010

Like all mutual fund shares, the U.S. Securities and Exchange Commission has not approved or disapproved the shares offered in this prospectus or determined whether this prospectus is accurate or complete.  Anyone who tells you otherwise is committing a crime.

1

Section 1 | Fund Summary
This section provides you with an overview of the the Fund, including investment objectives, fees and expenses, and historical performance information.

Section 2 | Additional Information About Investment Strategies and Related Risks
This section sets forth additional information about the Funds.

Investment Objectives and Strategies of the Fund	---
Principal Investment Risks	---
Temporary Investments	---
Portfolio Holdings Disclosure	---

Section 3 | Who Manages Your Money
This section gives you a detailed discussion of our investment adviser and Portfolio Managers

The Investment Adviser	---
The Portfolio Managers	---

Section 4 | How You Can Buy and Sell Shares
This section provides the information you need to move money into or out of your account

How To Buy Shares	---
How To Sell Shares	---

Section 5 | General Information
This section summarizes the Funds' distribution policies and other general Fund information

Dividends, Distributions and Taxes	---
Net Asset Value	---
Fair Value Pricing	---
Frequent Trading	---
Distribution and Service Plans	---
General Information	---
Privacy Policy	---

Section 6 | Financial Highlights
This section provides the Fund's financial performance for the past five years.

Section 7 | For More Information
This section tells you how to obtain additional information relating to the Funds.

2

Section 1 |  FUND SUMMARY

INVESTMENT OBJECTIVE-  High current income, as well as growth of capital and income.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in API Efficient Frontier Funds.  More information about these and other discounts is available from your financial professional and in the "How To Reduce Your Sales Charges" Section on page __ of the Fund’s prospectus and on page __ of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class D
Maximum sales charge (load) imposed on purchases (as % of offering price)	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	1.50%
Maximum Account fee (for accounts under $500)	$25 /yr

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Class D
Management Fee	0.60%
Distribution/Service (12b-1 Fees)	0.50%
Other Expenses	1.33%
Acquired Fund Fees and Expenses	0.06%
Total Annual Fund Operating Expenses (1)	2.49%

(1)
Total Annual Fund Operating Expenses do not correlate to the ratio of average net assets in the Financial Highlights Table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses.

EXAMPLE:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class D Shares w/ Redemption:
1 Year	3 Years	5 Years	10 Years
$402	$926	$1,326	$2,826

You would pay the following expenses if you did not redeem your Class D Shares
1 Year	3 Years	5 Years	10 Years
$252	$776	$1,326	$2,826

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions.  If these sales charges (loads) were included, your costs would be higher.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal period ended January 31, 2010, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Capital Income Fund invests in securities, derivatives and other financial instruments that, in the Adviser’s opinion, offer the opportunity for high current income or growth of capital and income.

3

The Capital Income Fund may invest in the common stock of U.S. and foreign issuers and in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements; securities issued by Underlying Funds that seek to achieve an objective of total return by investing in income-producing equity securities (including dividend-paying common stocks and convertible securities), long-, intermediate- or short-term bonds and other fixed-income securities (such as U.S. Government securities, corporate bonds, commercial paper and preferred stocks); Index Securities; Enhanced Index Products; real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; debt securities; options, futures, forward contracts, swaps, caps, floors, collars, indexed securities, and other derivatives; currencies, including currency related derivatives; and other instruments.

The Adviser invests directly in equity or debt securities when it believes attractive investment opportunities exist. Although the Adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Capital Income Fund, such securities may include investments rated below investment grade, commonly known to as “junk bonds.” When investing in Underlying Funds, the Adviser considers, among other things, the Underlying Funds’ past performance and their investment objectives and policies, the investment style, reputation and quality of their investment advisers and the Underlying Funds’ size and cost structure. The Adviser selects Index Securities and Enhanced Index Products in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments in Underlying Funds, Index Securities and Enhanced Index Products, the Capital Income Fund may have significant exposure to foreign securities, high yield securities and equity-based, income producing securities.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Capital Income Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions.  When the Fund takes a defensive position, the Fund’s assets will be held in cash and/or invested in money market mutual funds or money market instruments, including repurchase agreements.  When the Fund is invested in this manner, it may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Company Risk. The Fund may invest in securities that involve certain special circumstances that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Investment Company Risk. Any investment in an open-end or closed-end investment company involves risk and, although the Fund invests in a number of Underlying Funds, this practice does not eliminate investment risk. The value of shares of an Underlying Fund will go up and down in response to changes in the value of its portfolio holdings.

Underlying Fund Risk.  None of the Underlying Funds are or will be affiliated with the Fund or the Adviser. Therefore, investment decisions by the investment advisers of the Underlying Funds are made independently of the Fund and the Fund's Adviser. The investment adviser of one Underlying Fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another Underlying Fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the net asset value of those shares.

4

Index Security and Fund Risk. Index Securities and index funds are not managed in the traditional sense, using economic, financial and market analysis, and the adverse financial situation of an issuer will not directly result in its elimination from the index. In addition, investments in Index Securities involve risks similar to investments in closed-end funds including, but not limited to, the possibility that the shares of Index Securities may trade at a market discount.

Enhanced Index Product Risk. Enhanced Index Products are subject to the risk that the manager may not be able to cause the Enhanced Index Product’s performance to match or exceed that of the Enhanced Index Product’s benchmark on a daily basis. In addition, Enhanced Index Products represent a portfolio of leveraged instruments, and are therefore subject to increased leverage risk.

Debt Security Risk. The values of debt securities held by the Fund are affected by rising and declining interest rates. In general, debt securities with longer term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due.

Junk Bonds or High Yield, High Risk Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities.

Foreign Securities Risk. The Fund’s direct or indirect investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of the Fund’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

Emerging Market Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries.

Small-Cap Company Risk. The Fund’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies.

Real Estate Investment Trusts. Investments in real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein expose the Fund to risks similar to investing directly in real estate and the value of these investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

Options, Futures and Other Derivatives. Derivatives are instruments the prices of which are derived from the value or performance of an underlying security, index, instrument, or other asset. Investments in derivatives such as options, futures, forward contracts, swap agreements, caps, floors, collars, and indexed securities carry many of the risks of the underlying instruments and carry additional risks that are not associated with direct investments in the securities or other assets underlying the derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives. These investments may also create leverage and, as a result, may cause the Fund to increase or decrease in value more quickly than would an investment in the underlying security, index, instrument, or other asset.

5

THE FUND'S PAST PERFORMANCE

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s Class D Share average annual returns for 1, 5, and since inception compare with those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available at www.apitrust.com and by calling toll-free 888-933-8274.

Year-By-Year Annual Returns- Class D Shares
(for calendar years ending on December 31)

BAR GRAPH #'s

2000-	-10.57%
2001-	-13.13%
2002-	-17.07%
2003-	+34.26%
2004-	+11.57%
2005-	+5.71%
2006-	+20.59%
2007-	+11.20%
2008-	-41.24%
2009-	+38.67%

During the period covered by the bar chart, Class D Shares’ highest return for a quarter was 24.16% (quarter ended June 30, 2009) and the lowest return for a quarter was -27.91% (quarter ended December 31, 2008). Class D Shares’ year to date total return as of March 31, 2010 was 5.34%.

Average Annual Total Returns for the Fund's Class D Shares (for periods ending on December 31, 2009)	One Year	Five Years	Ten Years
Return Before Taxes	37.17%	2.92%	1.09%
Return After-Taxes on Distributions	36.97%	1.75%	0.10%
Return After-Taxes on Distributions and Sale of Fund Shares	24.16%	2.23%	0.64%
MSCI World Equity Index (reflects no deduction for fee, expenses or taxes)	30.79%	2.57%	0.23%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Adviser- Yorktown Management & Research Company, Inc.

Portfolio Managers-  David D. Basten, President and Chief Investment Officer, has served as Portfolio Manager to the Fund since its inception in 1999. David M. Basten, Portfolio Manager, has acted as Portfolio Manager to the Fund since 2005.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund.  The minimum initial purchase or exchange into the Fund is $1000.  The minimum subsequent investment amount is $100.  There are no minimums for purchases or exchanges through employer-sponsored retirement plans.  The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

6

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Section 2 | Additional Information About Investment Strategies and Related Risks

INVESTMENT OBJECTIVES AND STRATEGIES OF THE FUND

Investment Objective: High current income, as well as growth of capital and income.

Principal Investment Strategies:

The Capital Income Fund invests in securities, derivatives and other financial instruments that, in the Adviser’s opinion, offer the opportunity for high current income or growth of capital and income.

The Capital Income Fund may invest in the common stock of U.S. and foreign issuers and in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements; securities issued by Underlying Funds that seek to achieve an objective of total return by investing in income-producing equity securities (including dividend-paying common stocks and convertible securities), long-, intermediate- or short-term bonds and other fixed-income securities (such as U.S. Government securities, corporate bonds, commercial paper and preferred stocks); Index Securities; Enhanced Index Products; real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; debt securities; options, futures, forward contracts, swaps, caps, floors, collars, indexed securities, and other derivatives; currencies, including currency related derivatives; and other instruments.

The Adviser invests directly in equity or debt securities when it believes attractive investment opportunities exist. Although the Adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Capital Income Fund, such securities may include investments rated below investment grade, commonly known to as “junk bonds.” When investing in Underlying Funds, the Adviser considers, among other things, the Underlying Funds’ past performance and their investment objectives and policies, the investment style, reputation and quality of their investment advisers and the Underlying Funds’ size and cost structure. The Adviser selects Index Securities and Enhanced Index Products in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments in Underlying Funds, Index Securities and Enhanced Index Products, the Capital Income Fund may have significant exposure to foreign securities, high yield securities and equity-based, income producing securities.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Capital Income Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

Pending investment, for liquidity or when the Adviser believes market conditions warrant a defensive position, the Fund may temporarily hold cash or invest all or a portion of its assets in money market mutual funds or money market instruments, including repurchase agreements. During periods when the Fund takes a defensive position, it will not be pursuing its principal investment strategies and will not be seeking to achieve its investment objective.

7

PRINCIPAL INVESTMENT RISKS

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. There is no assurance that the Fund will meet its investment objective. For more information relating to the risks of investing in the Funds, please see the Trust’s Statement of Additional Information (“SAI”).

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. A Fund may experience a substantial or complete loss on an individual stock. At different times, the Fund’s performance may be especially subject to the performance of the specific industries and sectors that are selected by the Adviser. Some of the Fund’s portfolio securities may not be widely traded and the Fund’s position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult or impossible for the Fund to dispose of such securities at a desired time or price and the Fund may lose money as a result of any such sales.

Company Risk. The Fund may invest in securities that involve certain special circumstances (including bankruptcy) that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns. There is always a risk that the Adviser will not properly assess the potential for an issuer’s future growth, or that an issuer will not realize that potential. Additionally, investments in securities of companies being restructured involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to above-average price volatility.

Investment Company Risk. Any investment in an open-end or closed-end investment company involves risk and, although the Fund invests in a number of Underlying Funds, this practice does not eliminate investment risk. The value of shares of an Underlying Fund will go up and down in response to changes in the value of its portfolio holdings. The value of equity securities held by an Underlying Fund rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Debt securities held by an Underlying Fund are vulnerable to credit risk and interest rate fluctuations. When interest rates rise, the price of debt securities falls. In general, debt securities with longer term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms.

None of the Underlying Funds (except API Funds) are or will be affiliated with the Funds or their Adviser. Therefore, investment decisions by the investment advisers of the Underlying Funds are made independently of the Funds and the Funds’ Adviser. The investment adviser of one Underlying Fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another Underlying Fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

Some of the Underlying Funds also could incur more risks than others. For example, they may trade their portfolios more actively (which results in higher brokerage costs) or invest in companies whose securities are more volatile. In addition, they may engage in investment practices that entail greater risks. In particular, the Underlying Funds may: invest in securities of foreign issuers, including securities of emerging markets, which may be more volatile and less liquid than other securities; invest in illiquid securities; invest in warrants; lend their portfolio securities; sell securities short; borrow money for investment purposes; invest 25% or more of their total assets in one industry; and enter into options, futures and forward currency contracts.

Investing in the Funds also involves certain additional expenses and certain tax consequences that would not be present in a direct investment in the Underlying Funds. You should recognize that you may invest directly in the Underlying Funds and that, by investing in the Underlying Funds indirectly through the Fund, you will bear not only your proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the Underlying Funds. When an Index Security or Enhanced Index Product is an investment company security, these risks also apply.

Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Funds will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the net asset value of those shares.

Index Security and Fund Risk. Index Securities and index funds are not managed in the traditional sense, using economic, financial and market analysis, and the adverse financial situation of an issuer will not directly result in its elimination from the index. In addition, investments in Index Securities involve risks similar to investments in closed-end funds including, but not limited to, the possibility that the shares of Index Securities may trade at a market discount.

8

Enhanced Index Product Risk. Enhanced Index Products are subject to the risk that the manager may not be able to cause the Enhanced Index Product’s performance to match or exceed that of the Enhanced Index Product’s benchmark on a daily basis. In addition, Enhanced Index Products represent a portfolio of leveraged instruments, and are therefore subject to increased leverage risk.

Leverage Risk. Leveraging may exaggerate the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. Money borrowed will be subject to interest and other costs, which may not be recovered by appreciation of the securities purchased.

Debt Security Risk. The values of debt securities held by the Fund are affected by rising and declining interest rates. In general, debt securities with longer -term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due. In addition, the Fund investing directly or indirectly in debt securities may be subject to the following risks:

Investment Grade Securities Risk. Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

"Junk Bonds" or High Yield, High Risk Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) ("junk bonds") are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. A Fund investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

Foreign Securities Risk. The Fund’s direct or indirect investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of the Fund’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

Emerging Market Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, the Fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Small-Cap Company Risk. The Fund’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

Real Estate Investment Trusts. Investments in real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein expose the Fund to risks similar to investing directly in real estate and the value of these investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment.

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Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

Options, Futures and Other Derivatives. Derivatives are instruments the prices of which are derived from the value or performance of an underlying security, index, instrument, or other asset. Investments in derivatives such as options, futures, forward contracts, swap agreements, caps, floors, collars, and indexed securities carry many of the risks of the underlying instruments and carry additional risks that are not associated with direct investments in the securities or other assets underlying the derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives. These investments may also create leverage and, as a result, may cause the Fund to increase or decrease in value more quickly than would an investment in the underlying security, index, instrument, or other asset.

Privately Placed Securities. Investments in privately placed securities involve a high degree of risk. The issuers of privately placed securities are not typically subject to the same regulatory requirements and oversight to which public issuers are subject, and there may be very little public information available about the issuers and their performance. In addition, because the Fund’s ability to sell these securities may be significantly restricted, they may be deemed illiquid and it may be more difficult for the Fund to sell them at an advantageous price and time. Because there is generally no ready public market for these securities, they may also be difficult to value and the Fund may need to determine a fair value for these holdings under policies approved by the Trust’s Board of Trustees (the “Board”).

Current Economic Conditions – Credit Crisis Liquidity and Volatility Risk. The markets for credit instruments have experienced periods of extreme illiquidity and volatility since the latter half of 2007. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities and significant and rapid value declines in certain instances. These conditions resulted, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. These market conditions may make valuation of some of the [Funds’] fixed income securities uncertain and/or result in sudden and significant value declines in its holdings. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates.

NON-PRINCIPAL STRATEGIES AND RISKS

Portfolio Turnover.
The Fund, directly or indirectly, may engage in active and frequent trading of portfolio securities. If the Fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

Underlying Funds.
The Fund may invest in shares of the same Underlying Fund. However, the Funds collectively and their affiliates together generally may not acquire more than 3% of an Underlying Fund’s total outstanding voting shares unless the Underlying Fund has received an exemption from the U.S. Securities and Exchange Commission (the “SEC”) permitting, under certain conditions, investment companies such as the Funds and their affiliates to acquire more than 3% of an Underlying Fund’s voting shares.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the policies and procedures employed by the Funds with respect to the disclosure of Fund portfolio holdings is available in the Funds' Statement of Additional Information (“SAI”), dated June 9, 2010.

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Section 3 | Who Manages Your Money
This section gives you a detailed discussion of our investment adviser and Portfolio Managers.

THE INVESTMENT ADVISER

Yorktown Management & Research Company, Inc., located at 2303 Yorktown Avenue, Lynchburg, Virginia 24501, serves as the Fund’s investment adviser. Services provided by the Adviser include the provision of a continuous investment program for the Fund and supervision of all matters relating to the operation of the Fund. Among other things, the Adviser is responsible for making investment decisions and placing orders to buy, sell or hold particular securities, furnishing corporate officers and clerical staff and providing office space, office equipment and office services.

The Adviser has served as the investment adviser to the Fund since its inception. The Adviser was organized in 1984 and is controlled by David D. Basten. Messrs. David D. Basten and David M. Basten serve as portfolio managers to the Funds and are responsible for the day-to-day management of the Fund’s portfolio.

For its services, the Adviser receives a monthly fee from the Fund, calculated at an annual rate of 0.60% the average daily net assets of the Fund. For the fiscal year ended January 31, 2010, the Fund paid 0.60% to the Adviser (after waivers) as a percentage of average daily net assets.

A discussion of the basis for the decision of the Board to approve the investment advisory agreements with the Adviser is available in the Trust’s semi-annual report to shareholders for the period ended November 30, 2009.

Pursuant to an Accounting and Pricing Services Agreement (the “Accounting Agreement”), the Adviser also acts as the accounting services agent to the Funds. As the accounting services agent to the Funds, the Adviser maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Funds’ business. For its services as accounting agent, the Adviser receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund, and a minimum fee plus out-of-pocket expenses. For more information, see “Other Service Providers” in the Statement of Additional Information (“SAI”).

THE PORTFOLIO MANAGERS

Mr. David D. Basten is the Trust’s lead portfolio manager and has served in that capacity since commencement of the Fund’s operations. Mr. David D. Basten is President and Director of the Adviser, Managing partner of Waimed Enterprises, LLC and partner of Downtown Enterprises.

Mr. David M. Basten has served as portfolio manager since 2005 and prior to that held various positions at the Adviser, including as a securities analyst.

Additional information regarding the Advisor, the number and types of clients managed by the Advisor, and a discussion of the methods by which Advisor's investment personnel are compensated may be found in the Fund's SAI dated June 9, 2010.

Section 4 | How You Can Buy and Sell Shares
This section provides the information you need to move money into or out of your account

HOW TO BUY SHARES

Class D Shares are available only to investors who were invested in the Fund on July 1, 2004 and continue to remain invested in the Fund.  To make additional purchases of Class D Shares of the Fund, contact the shareholder services department (“Shareholder Services”) of Unified Fund Services, Inc. (the “Transfer Agent”), the Fund’s transfer agent, at the address or telephone number shown below.

Regular Mail:
API Funds
P.O. Box 6110
Indianapolis, Indiana  46206

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Overnight Mail:
API Funds
2960 N. Meridian St., Ste. 300
Indianapolis, Indiana  46208

Phone:

(888) 933-8274

The minimum additional investment in the Fund is $100.

The minimum for additional investments in the Fund’s Class D Shares is $100. An exception to this minimum is granted for investments made pursuant to special plans or if approved by the Fund’s distributor, Unified Financial Securities, Inc. (the “Distributor”). All orders are executed at the net asset value per share next computed after receipt and acceptance of the order by Shareholder Services. If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, Shareholders Services will be deemed to have received your purchase order when that third party has received your order. Shares of the Fund are sold subject to a contingent deferred sales charge payable upon certain redemptions. The Trust and Distributor reserve the right to reject any purchase order and to discontinue offering shares of the Fund for purchase.

Additional Investments. You may purchase additional shares of the Fund at any time by mail, wire, or automatic investment. Each additional mail purchase request must contain:

•	your name;

•	the name on your account(s);

•	your account number(s);

•	the name of the Fund; and

•	a check made payable to the Fund

Checks should be sent to the Fund at the address listed under the heading “How to Invest” (above) in this prospectus. To send a bank wire, call Shareholder Services at (888) 933-8274 to obtain instructions.

Automatic Investment Plan. You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Customer Identification and Verification. In compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. This information will be verified to ensure the identity of all persons opening a mutual fund account. The Trust is required by law to reject your new account application if the required identifying information is not provided. Please contact Shareholder Services at (888) 933-8274 if you need additional assistance when completing your account application.

In certain instances, the Trust is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Trust, your application will be rejected. Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the next-determined NAV. However, the Trust reserves the right to close your account at the next-determined NAV if they are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Trust. If the Trust is unable to verify your identity, the Trust reserves the right to liquidate your account at the next-determined NAV and remit proceeds to you via check. The Trust reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

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Anti-Money Laundering Program. Customer identification and verification is part of the Trust’s overall obligation to deter money laundering under federal law. The Trust has adopted an Anti-Money Laundering Compliance Program designed to prevent the Trust from being used for money laundering or the financing of terrorist activities. In this regard, if the Trust is unable to verify your identity, as required by anti-money laundering laws, we may refuse to open your account or may delay opening your account pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account without further notice and return to you the value of your shares at the next calculated net asset value.  The Trust has appointed an officer of Unified Financial Securities, Inc., the Trust's principal underwriter, to serve as AML Officer and to oversee the implementation of the Trust's Anti-Money Laundering Compliance Program.

Investing by Wire. Once you have completed an application and the Transfer Agent has verified certain information on your account application form, you may purchase Class D and Class C Shares of the Fund by requesting your bank to wire funds directly to the Transfer Agent. To invest by wire please call Shareholder Services at (888) 933-8274 for instructions. Your bank may charge you a fee for this service. Be sure to include your name and account number in the wire instructions that you provide your bank. Once your account is opened, you may make additional investments using the wire procedure described above.

Investing by Mail. For initial purchases, the account application should be completed, signed and mailed to the Transfer Agent, together with your check payable to the applicable Fund. Please be sure to specify the class of shares in which you wish to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and tax identification number(s).

Right of Refusal. The Trust may reject or cancel any purchase orders, including exchanges, for any reason.

Other Purchase Information. The Fund may limit the amount of purchase and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in such Fund. Checks must be made payable to the Fund in which you wish to invest. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. A Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO SELL SHARES

You may sell your Class D Shares in three different ways:

•	by mailing a written redemption request for a check or wire representing the redemption proceeds to Shareholder Services;

•
by making a telephone request for redemption by check (provided that the amount to be redeemed is not more than $50,000 and the check is being sent to the record address for the account, which has not changed in the prior three months); or

•	by making a telephone request for redemption proceeds to be wired to a predesignated bank.

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Redemptions by Mail. A written request for redemption must include the name of the Fund, the class of shares, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and mailing or wiring instructions. Upon timely receipt by Shareholder Services of a redemption request in “good order,” as described below, the shares will be redeemed at the net asset value per share computed at the close of regular trading on the NYSE on that day. Redemption requests received after the close of regular trading will be executed at the net asset value per share next computed. The signature(s) on all redemptions of $50,000 or more or redemptions requesting that the proceeds check be made payable to someone other than the registered owner(s) or sent to an address other than the record address (or sent to the record address if that address has been changed in the previous three months) must be guaranteed by a member of the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange, Inc.’s Medallion Signature Program (MSP). Signature guarantees from a notary public are not acceptable. Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the redemption request.

Telephone Redemptions. To redeem shares by telephone, call Shareholder Services directly at (888) 933-8274. Telephone redemptions are not available for retirement plans other than individual retirement accounts. When a redemption request is made by telephone, a shareholder may choose to receive redemption proceeds either by having a check payable to the shareholder mailed to the address of record on the account, provided the address has not changed during the past three months and the redemption amount does not exceed $50,000, or by having a wire sent to a previously designated bank account.

Telephone redemptions by check are available to all shareholders of the Funds automatically unless this option is declined in the application or in writing. Shareholders may select the telephone redemption wire service when filling out the initial application or may select it later by completing the appropriate form that is available from Shareholder Services.

A telephone redemption request must be received by Shareholder Services prior to the close of regular trading on the NYSE. If a telephone request is made after the close of regular trading on the NYSE or on a day when the NYSE is not open for business, the Funds cannot accept the request and a new request will be necessary.  Shareholders may avoid the possibility of having to re-submit a redemption request by using any other regular means of request described in this prospectus.

Wire Redemptions. Wire redemptions by telephone may be made only if the bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. If a shareholder decides to change the bank account to which proceeds are to be wired, the change must be effected by filling out and submitting in advance the appropriate form that is available from Shareholder Services.

SALES CHARGES — CLASS D SHARES

Class D Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. A deferred sales charge of 1.50% applies if Class D Shares are sold within five years of purchase.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See “Waiver of Deferred Sales Charge — Class D Shares” below. The deferred sales charge is based upon the lesser of: (1) the NAV of the shares redeemed or (2) the cost of such shares. Class D Shares are subject to a 12b-1 Distribution and Service Fee as described below under “Rule 12b-1 Fees”.

WAIVER OF DEFERRED SALES CHARGE — CLASS D SHARES

The deferred sales charge on Class D Shares may be waived for:

1.	certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;

2.	redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;

3.	redemptions where your dealer of record notifies the Distributor, prior to the time of investment, that the dealer waives the 1.50% advance payment otherwise payable to such dealer;

4.	withdrawals resulting from shareholder death or disability, provided that the redemption is requested within one year of death or disability; and

5.	withdrawals through Systematic Monthly Investment (systematic withdrawal plan).

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Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through the Trust’s web site at www.apitrust.com, which provides links to the prospectus and SAI containing the relevant information. You may also call the Trust at (800) 544-6060 or Shareholder Services at (888) 933-8271 for this information. All account information is subject to acceptance and verification by the Fund’s Distributor.
The Trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund’s management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

Other Information.  Proceeds resulting from a redemption request normally will be mailed to you or wired to your bank the next business day after receipt of a request in “good order,” as defined under “Exchange Privileges,” below. The Funds, however, may delay sending redemption proceeds for up to seven days. If Fund shares were purchased by check and are redeemed within 15 days of such purchase, you may experience additional delays in receiving redemption proceeds. A Fund generally will postpone sending redemption proceeds from an investment made by check until the Trust can verify that the check has been or will be collected. There will be no such delay for redemptions following investments paid for by federal funds wire or by bank cashier’s check or certified check. If checks representing redemption proceeds are returned “undeliverable” or remain uncashed for six months, such checks shall be canceled and such proceeds shall be reinvested in the Funds at the NAV per share determined as of the date of cancellation of such checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the redemption request. If there is a question concerning the redemption of Fund shares, contact Shareholder Services.

A Fund may not suspend the right of redemption, or postpone payment for more than seven days, except when the NYSE is closed other than weekends or holidays, when trading on the NYSE is restricted (as determined by the SEC), during an emergency (as determined by the SEC) that makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

Section 5 | General Information
This section summarizes the Funds' distribution policies and other general Fund information

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Other Distributions. The Fund declares and pays dividends from its net investment income (including dividends from Underlying Funds) and distributes any net capital gains realized from the sale of its portfolio securities (including shares of Underlying Funds) at least annually. Unless the Trust receives written instructions to the contrary from a shareholder before the record date for a distribution, the shareholder will receive that distribution in additional Fund shares of the distributing class at their NAV on the reinvestment date.

Taxation of Shareholders. Dividends and other distributions by the Fund to its shareholders, other than tax-exempt entities (including individual retirement accounts and qualified retirement plans), are taxable to them regardless of whether the distributions are received in cash or reinvested in additional Fund shares. Dividends from the Fund’s investment company taxable income (generally consisting of net investment income, plus the excess of net short-term capital gain over net long-term capital loss) generally are taxable as ordinary income (except as mentioned below), whereas distributions of the Fund’s net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, regardless of how long the shareholder held its shares.

A Fund’s dividends attributable to “qualified dividend income” (i.e., dividends it receives on stock of most U.S. corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period, debt-financing, and other restrictions, including dividends from any Underlying Fund attributable to dividends from such corporations with respect to which the Underlying Fund satisfies those restrictions) (“QDI”) generally are subject to federal income tax at the rates applicable to net long-term capital gain, including a 15% maximum rate, for individual shareholders who satisfy those restrictions with respect to their shares on which the Fund dividends were paid. If the Fund’s QDI is at least 95% of its gross income (as specially computed), the entire dividend will qualify for that treatment. A portion of the Fund’s dividends -- not exceeding the aggregate dividends it receives from domestic corporations only -- also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

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Distributions to you of the Fund’s net capital gain, including gain it realizes on the redemption of any Underlying Fund’s shares it held for more than one year and distributions from any Underlying Fund of the latter’s net capital gain, also are subject to a 15% maximum federal income tax rate for individual shareholders.

The portion of the dividends the Income Fund pays that are attributable to interest earned on its investments that are direct U.S. Government obligations generally are not subject to state and local income taxes. The Fund advises its shareholders of the tax status of distributions following the end of each calendar year.

A redemption of Fund shares will result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the redeemed shares. An exchange of the Fund’s shares for shares of another Fund will have similar tax consequences. Capital gain recognized on a redemption or exchange of Fund shares held for more than one year will be long-term capital gain and will be subject to federal income tax, for an individual shareholder, at the maximum 15% rate mentioned above. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gain will cease to apply to taxable years beginning after December 31, 2010.

The foregoing only summarizes some of the important federal income tax considerations generally affecting the Funds and their shareholders; see the SAI for a further discussion. Because other federal, state, or local tax considerations may apply, investors are urged to consult their tax advisors.

NET ASSET VALUE

The offering price of the Fund’s Shares is based upon the Fund’s net asset value (“NAV”) per share. NAV per share is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern time) on each business day that the NYSE is open. The NAV per share is computed by adding the total value of the Fund’s investments and other assets (including dividends accrued but not yet collected) attributable to the Fund’s Class D Shares, subtracting any liabilities (including accrued expenses) attributable to the Fund’s Class D Shares, and then dividing by the total number of the applicable class’ shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the different classes may vary.

Shares of open-end Underlying Funds are valued at their respective NAV under the 1940 Act. The Underlying Funds generally value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sales price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of trustees of the Underlying Fund. Money market funds with portfolio securities that mature in 397 days or less may use the amortized cost to value their securities or penny-rounding methods to compute their price per share. Securities that are listed on U.S. exchanges (other than exchange traded funds (“ETFs”)) are valued at the last sales price on the day the securities are valued or, lacking any sales on such day, at the previous day’s closing price. ETFs are valued at the last sales price on the ETFs primary exchange on the day the securities are valued or, lacking any sales on such day, either at the value assigned by a nationally recognized third-party pricing service or at the previous day’s closing price. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. U.S. Treasury securities and corporate bonds are priced at an evaluated mean of the last bid and asked prices available prior to valuation. Other securities traded in the OTC market are valued at the last bid price available prior to valuation.

Other Fund assets are valued at current market value or, where unavailable or unreliable, at fair value as determined in good faith by or under the direction of the Board. Debt securities having 60 days or less remaining to maturity generally are valued at their amortized cost.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the NAV of Fund shares is determined, such as foreign securities trading on foreign exchanges that close before the time the NAV of Fund shares is determined, may be reflected in the Trust’s calculations of net asset values for certain Funds when the Trust deems that the event or circumstance would materially affect such Fund’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that the fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Fund’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of the Fund’s securities can serve to reduce arbitrage opportunities available to traders seeking to take advantage of information available to them that is not the basis of Trust valuation actions, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by those traders.

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If a security or securities that the Fund owns are traded after the NYSE is closed (for example, in an after-hours market) the value of the Fund’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when the Fund is open for business.

FAIR VALUE PRICING

The Board of Directors has delegated to the Advisor responsibility for determining the value of Fund portfolio securities under certain circumstances.  Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances.  The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing.  The Funds have adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available.  Accordingly, there is always the possibility that the Advisor's calculations concerning security value could be wrong, and as a result, the Fund's NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

FREQUENT TRADING

The Fund is intended to be used as a long-term investment. The Trust discourages frequent purchases, redemptions or exchanges of Fund shares and does not accommodate such trading. “Market-timers” who engage in frequent purchases, redemptions or exchanges over a short period of time can disrupt the Fund’s investment program and create additional transaction costs that are borne by all shareholders of the Fund. The Board has adopted policies and procedures to detect and prevent frequent purchases, redemptions or exchanges of Fund shares by shareholders, and seeks to apply these policies and procedures to all shareholders. Although such policies and procedures may not be successful in detecting or preventing excessive short-term trading in all circumstances, the Trust’s policies and procedures provide that each of the Funds may temporarily suspend or terminate purchase, redemption or exchange transactions by any investors, potential investors, groups of investors or shareholders who engage in short-term trading activity that may be disruptive to the Trust or any of its Funds. It may be difficult to identify whether particular orders placed through banks, broker-dealers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise disruptive to the Funds when such trading activity takes place at the level of omnibus accounts established in the Trust’s name by such financial intermediaries. Accordingly, the Trust’s policies and procedures seek to consider all trades placed in a combined order through an omnibus account by a financial intermediary as part of a group to determine whether such trades may be rejected in whole or in part.

The Fund or the Underlying Funds may invest in foreign securities, and may be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in foreign markets may present time zone arbitrage opportunities when events affecting portfolio securities’ values occur after the close of the foreign markets but prior to the close of the U.S. markets. The Funds and the Underlying Funds have adopted policies and procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect their fair value as of the valuation time. To the extent that the Funds or the Underlying Funds do not accurately value foreign securities as of the fund’s valuation time, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders. The Funds or the Underlying Funds may invest in small capitalization equity securities. Because such securities may be infrequently traded, short-term traders may seek to trade shares of the Funds in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any successful price arbitrage also may cause dilution in the value of the shares of the Funds held by other shareholders.

DISTRIBUTION AND SERVICE PLANS

The Adviser or Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash payments to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to the service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Adviser or Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold.

17

Rule 12b-1 Fees

The Board has adopted a Distribution and Service Plan for the Fund’s Class D Shares (the “Class D 12b-1 Plan”). Pursuant to the Class D 12b-1 Plan, the Fund may finance from the assets of Class D Shares certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution and service activities through payments made to the Distributor. The fee paid to the Distributor by the Income Fund is computed on an annualized basis reflecting the average daily net assets of a class, equal to 0.50% for Class D Share expenses. Of this amount, 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services.

Payments to Financial Intermediaries
From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with making shares of the Funds available to their customers or registered representatives, including costs for providing the Fund with “shelf space” and/or placing the Fund on a preferred or recommended fund list. For purposes of this discussion, “Financial Intermediaries” include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a similar arrangement with the Funds and/or their affiliates. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and are not paid by the Funds. These arrangements may apply to any or all shares, including shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to Financial Intermediaries. For more information please see “Payments to Financial Intermediaries” in the Fund’s SAI.

The level of payments to individual Financial Intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the assets of the Funds that are attributable to investments by customers of the Financial Intermediary or the quality of the Financial Intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the Financial Intermediaries from other mutual funds and may influence a Financial Intermediary to recommend or offer certain funds or share classes over other investment alternatives. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the net asset value or price of the Fund’s shares.

The Adviser and/or its affiliates currently have “revenue sharing” arrangements with several Financial Intermediaries.

Please contact your Financial Intermediary for information about any payments it may receive in connection with the sale of Fund shares, as well as information about any fees and/or commissions it charges.

GENERAL INFORMATION

Small Account Fees
Due to the relatively higher cost of maintaining small accounts, the Funds may deduct $25 per year from your account if your account has a value of less than $500 or may redeem the shares in your account if your account has a value of less than $25. If the Fund elects to redeem such shares, it will notify you of its intention to do so, and provide you with the opportunity to increase the amount invested to $500 or more within 30 days of notice. If you bring your account balance up to the required minimum no account fee or involuntary redemption will occur. The Fund will not close your account if it falls below the required minimum solely because of a market decline. The Fund reserves the right to waive this fee or redemption requirement.

The Funds may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling Shareholder Services at (888) 933-8274.

Systematic Investment Plan
You may purchase Fund shares through a Systematic Investment Plan. Under the Plan, your bank checking account will automatically be debited monthly or quarterly in an amount equal to at least $100 (subject to the minimum initial investment of $1,000). You may elect to participate in the Systematic Investment Plan when filling out the initial application or may elect to participate later by completing the appropriate form that is available from Shareholder Services.

18

Systematic Withdrawal Plan
If you have made an initial investment of at least $10,000 in any of the Funds, or have otherwise accumulated shares valued at no less than $10,000, you are eligible to sell shares through a Systematic Withdrawal Plan. If so eligible, you may arrange for fixed withdrawal payments (minimum payment — $100; maximum payment — 1% per month or 3% per quarter of the total net asset value of Fund shares in the shareholder account at inception of the Systematic Withdrawal Plan) at regular monthly or quarterly intervals. Withdrawal payments will be made to you or to the beneficiaries designated by you. You are not eligible to sell shares through a Systematic Withdrawal Plan if you are making regular purchase payments pursuant to the Systematic Investment Plan. You may elect to participate in the Systematic Withdrawal Plan when filling out the initial application or may elect to participate later by completing the appropriate form that is available from Shareholder Services. For Class C Shares, a deferred sales charge is not imposed on amounts redeemed pursuant to the Systematic Withdrawal Plan provided that the amount redeemed for a particular Fund does not exceed on an annual basis 10% of your account value at the time the election to participate in the Systematic Withdrawal Plan is made.

The Board of Directors of the Fund has approved a Code of Ethics (the “Code”) for the Funds and Advisor.   The Funds' Principal Underwriter has also adopted a Code of Ethics which governs its activities as an Underwriter.  These Codes govern the personal activities of persons who may have knowledge of the investment activities of the Funds, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund.  The Board is responsible for overseeing the implementation of the Codes.  The Funds have filed copies of each Code with the Securities and Exchange Commission.  Copies of the Codes of Ethics may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  The Codes are also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov).  Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

PRIVACY POLICY

The following is a description of the Funds' policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

>
Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

>
Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the  information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise  provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Section 6 | Financial Highlights

The ﬁnancial highlights table is intended to help you understand the Fund’s ﬁnancial performance for the past five years.  Certain information reﬂects ﬁnancial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Tait, Weller & Baker LLP, independent public registered accounting firm, whose report, along with the Funds' ﬁnancial statements, are included in the Funds' Annual Report, dated January 31, 2010, which is available upon request.

19

API CAPITAL INCOME FUND
FINANCIAL HIGHLIGHTS

	Class D Shares (1)
	For the Period
	Ended Jan 31,	For the Year Ended May 31,
	2010 (2)	2009(3)	2008(3)	2007(3)	2006(3)	2005(3)
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$25.85	$ 42.82	$ 47.32	$ 37.10	$ 37.02	$ 32.90
Income from investment operations
Net investment income (loss) (4)	0.14	0.52	0.70	0.96	0.36	0.00
Net realized and unrealized gain (loss) on investments	4.33	(15.05)	(1.34)	10.66	2.96	4.28

Total income from investment (loss) operations	4.47	(14.53)	(0.64)	11.62	3.32	4.28
Distributions
From net investment income	(0.13)	(0.39)	(1.08)	(0.30)	------	(0.10)
From net realized gain on security transactions	------	(2.05)	(2.78)	(1.10)	(3.24)	(0.06)

Total distributions	(0.13)	(2.44)	(3.86)	(1.40)	(3.24)	(0.16)

Net asset value, end of year/period	$ 30.19	$ 25.85	$ 42.82	$ 47.32	$ 37.10	$ 37.02

Total Return (5)	17.27%	(33.18)%	(1.43)%	31.78%	9.18%	13.01%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$ 3,795	$ 3,551	$ 8,015	$ 9,668	$ 9,117	$ 12,926
Ratio of expenses to average net assets (6)(7)	2.43%	2.40%	1.94%	1.93%	2.06%	2.22%
Ratio of net investment income (loss) to average net assets (6)(7)	0.72%	1.83%	1.59%	2.13%	0.95%	(0.01)%
Portfolio turnover rate	27%	129%	69%	56%	100%	178%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Effective 2010, the Fund changed its fiscal year end to January 31.
(3)	Per share information adjusted to reflect 1:2 share adjustment effective February 23, 2009.
(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	Does not include expenses of the investment companies in which the Fund invests

20

Section 7 | For More Information

Shareholders may direct general inquiries to the Trust at the address or telephone number listed below. Inquiries regarding shareholder account information should be directed to Shareholder Services at the address or telephone number listed below.

TRUST
API Funds
2303 Yorktown Avenue
Lynchburg, Virginia 24501
(800) 544-6060

SHAREHOLDER SERVICES
API Funds
P.O. Box 6110
Indianapolis, Indiana 46206-6110
(888) 933-8274

For Overnight Deliveries :
API Funds
2960 N. Meridian Street
Suite 300
Indianapolis, Indiana 46208
You can obtain more information about the Funds in:

*           the SAI dated June 9, 2010, which contains detailed information about the Funds, particularly their investment policies and practices. You may not be aware of important information about the Funds unless you read both this prospectus and the SAI. The current SAI is on file with the SEC and is incorporated into this prospectus by reference (that is, the SAI is legally part of this prospectus).

*           the Annual and Semi-annual Reports to Shareholders, which detail the Funds’ actual investments and include financial statements as of the close of the particular annual or semi-annual period. Each annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the year covered by the report.

To request a copy of the current SAI or copies of the Funds’ most recent Annual and Semi-annual Reports, without charge, or for other inquiries, please contact us:

By Mail:	API Funds
2303 Yorktown Avenue
Lynchburg, Virginia 24501

By Telephone:	(800) 544-6060

By Internet:	www.apitrust.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information about the operation of the Public Reference Room.) Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may also be obtained for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

The Trust’s SEC 1940 Act file number is: 811-04262

21

API FUNDS

2303 Yorktown Avenue
Lynchburg, Virginia 24501
(434) 846-1361
(800) 544-6060

STATEMENT OF ADDITIONAL INFORMATION
June 9, 2010

This Statement of Additional Information (“SAI”) sets forth information regarding API Funds (the “Trust”) and six of its series: the API Efficient Frontier Growth Fund (“Growth Fund”), API Efficient Frontier Capital Income Fund (“Capital Income Fund”), API Efficient Frontier Multiple Index Fund (“Multiple Index Fund”), API Efficient Frontier Income Fund (“Income Fund”), API Efficient Frontier Value Fund (“Value Fund”), and API Master Allocation Fund (each a “Fund” and collectively, the “Funds”). This SAI is not a prospectus. It should be read in conjunction with the current prospectuses of the Funds, dated June 9, 2010, as they may be supplemented or revised from time to time. Yorktown Management & Research Company, Inc. (the “Adviser”) is the investment adviser and administrator of each Fund and Unified Financial Securities, Inc. (the “Distributor”) is the distributor of each Fund.

This SAI is incorporated by reference into the Funds’ prospectuses. In other words, this SAI is legally part of each of the Funds’ prospectuses. Although this SAI is not a prospectus, it contains information in addition to that set forth in the prospectuses. It is intended to provide additional information regarding the activities and operations of the Funds.

You may obtain, without charge, the current prospectuses, SAI, annual report, and semi-annual report of the Funds by contacting the Trust at:

API Funds
2303 Yorktown Avenue
Lynchburg, VA 24501
(800) 544-6060

Current prospectuses:
•           Class A Shares:  All Funds
•           Class C Shares:  All Funds
•           Class D Shares: Capital Income Fund only
•           Class L Shares:  Master Allocation Fund only

General	1

Fundamental Investment Restrictions	1

Non-Fundamental Investment Restrictions	4

Investment Policies and Risks	4

Management of the Trust	14

Principal Securities Holders	18

Investment Adviser and Advisory Agreement	20

Additional Information About Portfolio Managers	21

Other Service Providers	22

Distribution of Fund Shares	23

Portfolio Transactions	26

Capital Stock and Dividends	27

Pricing and Additional Purchase and Exchange Information	28

Taxation	29

Other Information	32

Financial Statements	33

Appendix A: API Funds Proxy Voting Policies and Procedures	A-1

Appendix B: Description of Commercial Paper and Bond Ratings	B-1

Appendix C: Hedging Strategies	C-1

GENERAL

The Trust was organized as a Massachusetts business trust in January 1985 under the name American Pension Investors Trust, and it is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.

Each Fund is a separate investment portfolio or series of the Trust. Each Fund currently offers at least two classes of shares. The Class C Shares have no front-end sales charge, a deferred sales charge of 1.00% if shares are redeemed within one (1) year after purchase, and a distribution and service (i.e., 12b-1) fee. The Class A Shares have a maximum front-end sales charge of 5.75%, but no distribution (i.e., 12b-1) fee or deferred sales charge. The Capital Income Fund offers Class D Shares for purchase only by investors of that Fund on July 1, 2004 who remain invested in that Fund. The Class D Shares have no front-end sales charge, a deferred sales charge of 1.50% if shares are redeemed within five (5) years after purchase, and a distribution and service (i.e., 12b-1) fee. Each class of shares is substantially the same, as they all represent interests in the same portfolio of securities and differ only to the extent that they bear different sales charges and expenses.

The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value of separate series and separate classes. Shares of each Fund, when issued, are fully paid, non-assessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and non-cumulative voting rights. Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate, and not by series or class, except as otherwise expressly required by law or when the Board determines that the matter to be voted on affects the interest of shareholders of a particular series or class.

The investment objective of a Fund may not be changed without the affirmative vote of a majority of the Fund’s “outstanding voting securities,” as defined in the 1940 Act. Certain other investment restrictions that apply to a Fund may not be changed without shareholder approval, as indicated below. All other investment policies and restrictions, unless otherwise indicated, may be changed by the Board without shareholder approval. The following information supplements the discussion of each Fund’s investment objective and policies found in the applicable prospectus.

Whenever an investment policy or restriction states a maximum percentage of a Fund’s assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, that percentage shall be determined, or that standard shall be applied, immediately after the Fund’s acquisition of the security or other asset. Accordingly, any later increase or decrease resulting from a change in the market value of a security or in the Fund’s net or total assets will not cause the Fund to violate a percentage limitation, except for those relating to borrowing or illiquid securities. Similarly, any later change in quality, such as a rating downgrade or the delisting of a warrant, will not cause the Fund to violate a quality standard.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental and, like the Funds’ investment objectives, may not be changed with respect to a Fund without the affirmative vote of the lesser of (1)more than 50% of the outstanding shares of a Fund or (2) 67% or more of the shares of a Fund present at a shareholders’ meeting if more than 50% of the outstanding shares of a Fund are represented at the meeting in person or by proxy.

All Funds

A Fund will not as a matter of fundamental policy:

1.
Purchase any security if, as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the value of the Fund’s total assets (50% of the Value Fund’s total assets) may be invested without regard to this limitation and provided that this limitation does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. Government securities”) or to securities issued by other open-end investment companies;

1

2.
Purchase any security if, as a result of such purchase, 25% or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that (a) the Multiple Index Fund will invest at least 25% of its total assets in securities issued by other open-end investment companies, and (b) this limitation does not apply to U.S. government securities;

3.
Purchase or sell real estate (including, with respect to the Value Fund, real estate limited partnerships); except that the Growth Fund and the Capital Income Fund may invest in the securities of companies whose business involves the purchase or sale of real estate;

4.
Purchase or sell commodities or commodity contracts including futures contracts, except that all Funds other than the Growth Fund and the Capital Income Fund may purchase or sell interest rate, stock index and foreign currency futures contracts and options thereon, may engage in transactions in foreign currencies and may purchase or sell options on foreign currencies for hedging purposes; or

5.
Make loans, except when (a) purchasing a portion of an issue of debt securities; (b) engaging in repurchase agreements; or (c) engaging in securities loan transactions limited to one-third of the Fund’s total assets (5% of the Fund’s total assets with respect to the Growth Fund and the Capital Income Fund).

For purposes of Item 2, above, relating to industry concentration, the Funds do not treat investments in securities of other investment companies as subject to the industry concentration restrictions.

Growth Fund and Capital Income Fund

The following additional fundamental investment restrictions apply only to the Growth Fund and the Capital Income Fund. Neither Fund may:

1.
Purchase any security if, as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, except U.S. Government securities or securities issued by open-end investment companies and index securities (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor issuer or unconditional guarantor of such issuer);

2.	Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs;

3.	Make short sales of securities or purchase securities on margin, except for such short-term credits as may be necessary for the clearance of purchases of portfolio securities;

4.
Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding the lesser of 10% of the Fund’s total assets (valued at cost) or 5% of its total assets (valued at market) and, in any event, only if immediately thereafter there is asset coverage of at least 300%;

5.	Invest in puts, calls, straddles, spreads or any combinations thereof, except that a Fund may write covered call options as described below;

6.
Mortgage, pledge or hypothecate securities, except in connection with the borrowings permitted under restriction (4) above and then only where the market value of the securities mortgaged, pledged or hypothecated does not exceed 15% of the Fund’s assets (valued at cost), or 10% of its net assets (valued at market);

7.	Underwrite securities issued by other persons;

8.	Invest in issuers for the purpose of exercising management or control;

9.
Purchase or retain the securities of any issuer if, to the knowledge of the Trust’s management, the officers or Trustees of the Trust and the officers and directors of the Adviser who each own beneficially more than 0.50% of the outstanding securities of such issuer together own beneficially more than 5% of such securities;

10.	Issue securities or other obligations senior to the Fund’s shares of beneficial interest;

11.
Purchase any securities that would cause more than 2% of the value of the Fund’s total assets at the time of such purchase to be invested in warrants that are not listed on the New York Stock or American Stock Exchanges, or more than 5% of the value of its total assets to be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities; or

12.
Purchase any security if, as a result of such purchase, more than 10% of the value of the Fund’s total assets would be invested in illiquid securities (including repurchase agreements and time deposits maturing in more than seven days) or foreign securities which are not publicly traded in the United States.

2

Multiple Index Fund and Income Fund

The following additional fundamental investment restrictions apply only to the Multiple Index Fund and the Income Fund. Neither Fund may:

1.	Borrow money, except to the extent permitted under the 1940 Act;

2.
Underwrite securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws; or

3.
Issue senior securities, provided that the Fund’s use of options, futures contracts and options thereon and currency-related contracts will not be deemed senior securities for this purpose, and further provided that the Fund will not be deemed to have issued senior securities under circumstances that are specifically exempted from such classification by the 1940 Act.

For purposes of item 1 above, the 1940 Act permits a fund to borrow money from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300 percent for all borrowings, and provided further that in the event such asset coverage should fall below 300 percent, the fund will, within three days thereafter, reduce the amount of borrowings so that the asset coverage is at least 300 percent.

Value Fund

The following additional fundamental investment restrictions apply only to the Value Fund. The Value Fund may not:

1.	Borrow money, except (a) from a bank in an amount not in excess of one-third of the Fund’s net assets or, (b) by engaging in reverse repurchase agreements;

2.
Underwrite securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws; or

3.
Issue senior securities, except as permitted by the 1940 Act and provided that the Fund’s use of options, futures contracts and options thereon and currency-related contracts will not be deemed senior securities for this purpose.

Master Allocation Fund

The following fundamental investment restrictions apply to the Master Allocation Fund

The Fund may not:

1.
Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.
Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, provided, however, that securities issued by investment companies shall not be deemed an industry.

3.
Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.
Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.
Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.
Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment limitations may be changed for any Fund by the vote of the Board and without shareholder approval.

All Funds

No Fund may purchase or otherwise acquire the securities of any investment company (except in connection with a merger, consolidation or acquisition of substantially all of the assets or reorganization of another investment company) if, as a result, the Fund and all of its affiliates would own more than 3% of the total outstanding stock of that company, except as provided under “Investments in Other Investment Companies” the prospectus.

In addition, the open-end and closed-end investment companies and, for all Funds except the Multiple Index Fund, unit investment trusts, in which a Fund invests (the “underlying funds”) may, but need not, have the same investment objective, policies or limitations as the Fund. Although the Funds may, from time to time, invest in shares of the same underlying fund, the percentage of each Fund’s assets so invested may vary, and the Adviser will determine whether such investments are consistent with the investment objective and policies of each particular Fund.

Multiple Index Fund and Income Fund

Neither the Multiple Index Fund nor Income Fund may:

1.
Invest more than 15% of its net assets in illiquid securities, a term that means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days;

2.
Make short sales of securities or purchase securities on margin, except (a) for such short-term credits as may be necessary for the clearance of the purchases of portfolio securities and (b) in connection with the Fund’s use of options, futures contracts and options on future contracts; or

3.
Borrow money, except from banks for temporary purposes and for reverse repurchase agreements, and then in an aggregate amount not in excess of 10% of the Fund’s total assets, provided the Fund may not purchase securities while borrowings in excess of 5% of the Fund’s total assets are outstanding.

Value Fund

The Value Fund may not:

1.
Invest more than 15% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days; or

2.
Make short sales of securities or purchase securities on margin, except (a) for such short-term credits as may be necessary for the clearance of the purchases of portfolio securities, (b) in connection with the Fund’s use of options, futures contracts and options on future contracts and (c) the Fund may sell short “against the box.”

Master Allocation Fund

The following non-fundamental investment restrictions apply to the Maser Allocation Fund

The Fund may not:

1.
Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund’s total net assets.

2.
Purchase any securities which would cause 25% or more of the total net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this

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limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. Further, securities issued by investment companies shall not be deemed as an industry. For purposes of this limitation, (I) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3.
Borrow money in an amount exceeding 33 1/3% of the value of its total net assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total net assets.

4.
Make loans if, as a result, more than 33 1/3% of its total net assets would be lent to other parties, except that the Fund may (I) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5.
Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase (I) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6.	Hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations as soon as reasonably practicable.

The Fund may purchase or otherwise acquire the securities of any investment company (except in connection with a merger, consolidation or acquisition of substantially all of the assets or reorganization of another investment company) if, as a result, the Fund and all of its affiliates would own more than 3% of the total outstanding stock of that company. This limitation does not apply to investments of securities of other API Funds. The Fund will not invest in any investment company that itself invests more than 10% of its total assets in securities issued by other investment companies.

In addition, the open-end and closed-end investment companies and unit investment trusts, in which the Fund invests (the “underlying funds”) may, but need not, have the same investment objective, policies or limitations as the Fund. Although the Fund may, from time to time, invest in shares of the same underlying fund as other API Funds, the percentage of each API Fund’s assets so invested may vary, and the Adviser will determine whether such investments are consistent with the investment objective and policies of each API Fund.

INVESTMENT POLICIES AND RISKS

The following supplements the information contained in the prospectuses concerning the Funds’ investment policies and risks.

Multiple Index Fund, Income Fund and Value Fund

Reverse Repurchase Agreements. The Multiple Index Fund, Income Fund and Value Fund may each enter into reverse repurchase agreements with banks and broker-dealers up to an aggregate value of not more than 10% of its total assets. Such agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, a Fund will maintain with its custodian in a segregated account cash, U.S. Government securities or other liquid securities, marked to market daily, in an amount at least equal to the Fund’s obligations under the reverse repurchase agreement.

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Value Fund

Non-Diversified Status. The Value Fund is “non-diversified,” as that term is defined in the 1940 Act, but intends to continue to qualify as a regulated investment company for federal income tax purposes (a “RIC”). This means, in general, that more than 5% of the value of the Fund’s total assets may be invested in securities of any one issuer, but only if, at the close of each fiscal quarter of the Fund’s taxable year, the aggregate amount of such holdings does not exceed 50% of the value of the Fund’s total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. The Fund’s portfolio normally will include the securities of a smaller number of issuers than if it were “diversified” (as defined in the 1940 Act).  Accordingly, the Fund will be subject to greater risk with respect to its portfolio securities than an investment company that invests in a broader range and number of securities, in that changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Fund’s total return and the price of the Fund’s shares.

Master Allocation Fund

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with banks and broker-dealers up to an aggregate value of not more than 10% of its total assets. Such agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, the Fund will maintain with its custodian in a segregated account cash, U.S. Government securities or other liquid securities, marked to market daily, in an amount at least equal to the Fund’s obligations under the reverse repurchase agreement.

All Funds

Repurchase Agreements. Each Fund may invest in repurchase agreements with U.S. banks and dealers secured by U.S. Government securities. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying security prior to its repurchase; thus, the obligation of the bank or securities dealer to pay the repurchase price on the date agreed to is, in effect, secured by such security. If the value of such security is less than the repurchase price, the other party to the agreement shall provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Multiple Index Fund and Income Fund intend to enter into repurchase agreements only with banks and dealers believed by the Adviser to present minimum credit risks in accordance with guidelines established by the Board. The Adviser will review and monitor the creditworthiness of such institutions under the Board’s general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the Fund’s ability to sell the collateral and the Fund could suffer a loss.

Bank Obligations. Each Fund may invest in instruments (including certificates of deposit and bankers’ acceptances) of U.S. banks and savings associations that are insured by the Federal Deposit Insurance Corporation. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. To the extent a Fund invests more than $100,000 in a single bank or savings and loan association, the investment is not protected by federal insurance. The underlying funds may invest in similar instruments.

Commercial Paper. Each Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies.  The commercial paper purchased by the Funds consists of direct obligations of domestic issuers that, at the time of investment, are (i) rated “Prime-1” by Moody’s Investors Service, Inc. (“Moody’s”) or “A-1” by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of “Aa” or better by Moody’s or “AA” or better by S&P or (iii) securities that, if not rated, are, in the opinion of the Adviser, of an investment quality comparable to rated commercial paper in which the Funds may invest. See Appendix B to this SAI for more information on ratings assigned to commercial paper. The underlying funds may invest in similar instruments.

Illiquid Securities. Each Fund may invest in illiquid securities either directly or indirectly through underlying funds. A Fund or an underlying open-end fund may invest up to 15% of its net assets in securities for which no readily available market exists (“illiquid securities”) or securities the disposition of which would be subject to legal restrictions (so-called “restricted securities”) and

6

repurchase agreements maturing in more than seven days. An underlying closed-end fund may invest without limit in such securities. A considerable period may elapse between a decision to sell such securities and the time when such securities can be sold. If, during such a period, adverse market conditions were to develop, a Fund or an underlying fund might obtain a less favorable price than prevailed when it decided to sell.

Short Sales. Each Fund may invest in underlying funds that sell securities short. In a short sale, the underlying fund sells securities that it does not own, making delivery with securities “borrowed” from a broker. The underlying fund is then obligated to replace the borrowed securities by purchasing them at the market price at the time of replacement. This price may or may not be less than the price at which the securities were sold by the underlying fund. Until the securities are replaced, the underlying fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. In order to borrow the securities, the underlying fund may also have to pay a premium that would increase the cost of the securities sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

An underlying fund also must deposit in a segregated account an amount of cash or U.S. government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the sale (not including the proceeds from the short sale). Each day the short position is open, the underlying fund must maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral (1) equals the current market value of the securities sold short and (2) is not less than the market value of the securities at the time they were sold short. Depending upon market conditions, up to 80% of the value of an underlying fund’s net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales.

An underlying fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. A short sale of a security involves the risk of a theoretically unlimited increase in the market price of the security, which could result in an underlying fund’s inability to cover the short position or a theoretically unlimited loss for the underlying fund. The underlying fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the fund may be required to pay in connection with the short sale.

In addition, the Value Fund and certain underlying funds may engage in short sales “against the box.” A short sale is “against the box” if at all times when the short position is open the Fund or underlying fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. The Value Fund will not engage in short sales involving securities it does not own or have the right to acquire.

Lending of Portfolio Securities. Each Fund may lend a portion of its portfolio securities constituting up to 5% (25% in the case of the Value Fund) of its net assets to brokers, dealers, banks or other institutional investors, provided that (1) the loan is secured by cash or equivalent collateral equal to at least 100% of the current market value of the loaned securities and maintained with the Fund’s custodian while portfolio securities are on loan and (2) the borrower pays the Fund an amount equivalent to any dividends or interest received on such securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Although a Fund does not have the right to vote securities on loan, the Fund could terminate the loan and regain the right to vote if the vote was considered important. Any underlying fund also may lend its portfolio securities pursuant to similar conditions in an amount not in excess of one-third of its total assets. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In order to minimize these risks, each Fund will make loans of securities only to firms deemed creditworthy by the Adviser and only when, in the judgment of the Adviser, the consideration that the Fund will receive from the borrower justifies the risk.

Foreign Securities. Each Fund may invest directly or indirectly through an investment in an underlying fund in foreign securities including common stocks, preferred stock and common stock equivalents issued by foreign companies. Investments in foreign securities involve risks relating to political and economic developments abroad as well as those that may result from the differences between the regulation to which U.S. issuers are subject and that applicable to foreign issuers. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of an underlying fund’s assets and political or social instability or diplomatic developments. These risks often are heightened to the extent an underlying fund invests in issuers located in emerging markets or a limited number of countries.

Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Moreover, the underlying funds generally calculate their net asset values and complete orders to purchase, exchange or redeem shares only on days when the New York Stock Exchange (“NYSE”) is open. However, foreign securities in which the underlying funds may invest may be listed

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primarily on foreign stock exchanges that may trade on other days (such as U.S. holidays and weekends). As a result, the net asset value of an underlying fund’s portfolio may be significantly affected by such trading on days when the Adviser does not have access to the underlying funds and shareholders do not have access to the Funds.

Additionally, because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect an underlying fund’s net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the underlying fund. If the value of a foreign currency rises against the U.S. dollar, the value of the underlying fund’s assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the underlying fund’s assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions. The costs attributable to foreign investing that an underlying fund must bear frequently are higher than those attributable to domestic investing. For example, the costs of maintaining custody of foreign securities exceed custodian costs related to domestic securities.

Investment income and gains realized on foreign securities in which the funds may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the funds would be subject.

Depositary Receipts. Each Fund may invest in foreign equity or debt securities directly or through the use of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and other similar securities convertible into securities of foreign companies. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositaries. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Fund may invest in either type of ADR. EDRs are receipts typically issued by a European bank evidencing ownership of the underlying foreign securities. To the extent an ADR or EDR is issued by a bank unaffiliated with the foreign company issuer of the underlying security, the bank has no obligation to disclose material information about the foreign company issuer. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations and Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

Investments in Other Investment Companies. Each Fund may seek to achieve its investment objective by investing in shares of underlying funds. Each of the Funds may invest in shares of the same underlying fund; however, the percentage of each Fund’s assets so invested may vary and the Funds and their affiliates may not hold more than 3% of an underlying fund’s shares  unless the underlying fund has received an exemption from the SEC permitting, under certain conditions, investment companies such as the Funds and their affiliates to acquire more than 3% of the voting shares of an underlying fund. Absent such an exemption, if a Fund holds more than 1% of the shares of an open-end fund, that underlying fund will be obligated to redeem only 1% of those shares during any period of less than 30 days. Any shares of an open-end fund without such an exemption held by a Fund in excess of 1% of the open-end fund’s outstanding shares, therefore, will be considered not readily marketable securities that, together with other such securities, may not exceed 10% of the Fund’s net assets.

The underlying funds in which the Funds may invest include new funds and funds with limited operating history. Underlying funds may, but need not, have the same investment objectives, policies and limitations as the Funds. For example, although a Fund will not borrow money for investment purposes, it may invest all of its assets in underlying funds that borrow money for investment purposes (i.e., engage in the speculative activity of leveraging).

If an underlying fund submits a matter to shareholders for vote, each Fund will either vote the shares (i) in accordance with instructions received from Fund shareholders or (ii) in the same proportion as the vote of all other holders of such securities. The Funds may not purchase shares of investment companies that are not registered with the SEC. Each Fund intends only to invest in underlying funds that intend to qualify for treatment as RICs. If an underlying fund fails to qualify for that treatment, it will be subject to federal income tax and may adversely affect an investing Fund’s ability to qualify for that treatment. No assurance can be given, however, that an underlying fund will qualify for treatment as a RIC.

Open-End Funds. Each Fund may purchase shares of open-end funds that impose a front-end sales load (“Load Fund Shares”) and shares of open-end funds that do not impose a front-end sales load. An open-end fund is currently permitted under the rules of the Financial Industry Regulatory Authority (“FINRA”) to impose front-end sales loads as high as 8.5% of the public offering price (9.29% of the net amount invested), provided that it does not also impose an asset-based sales charge. The Adviser anticipates,

8

however, investing substantially all of each Fund’s assets in funds that impose no front-end sales load. Where an underlying fund imposes a sales load, the Adviser, to the extent possible, seeks to reduce the front-end sales load imposed by purchasing shares pursuant to (i) letters of intent, permitting it to obtain reduced front-end sales loads by aggregating its intended purchases over time; (ii) rights of accumulation, permitting it to obtain reduced front-end sales loads as it purchases additional shares of an underlying fund; and (iii) rights to obtain reduced front-end sales loads by aggregating its purchases of several funds within a family of mutual funds. In addition to any front-end sales load imposed by an open-end fund, the open-end fund may be subject to annual distribution and service fees of up to 1.00% of the fund’s average daily net assets.

Each Fund also may purchase shares of open-end funds that impose contingent deferred sales charges (“CDSC”) or redemption fees. In the event that a Fund purchases and then redeems its investment in an underlying fund on a short-term basis, the Fund may pay a CDSC or redemption fee. To the extent that a Fund invests more than 5% of its total assets in any one underlying fund or more than 10% of its total assets in all underlying funds, the Fund will comply with Rule 12d1-3 under the 1940 Act, which imposes limitations on the aggregate amount of sales charges and service fees that may be imposed by the Fund and an underlying fund.

Although open-end fund shares are redeemable by a Fund upon demand to the issuer, under certain circumstances, an open-end fund may determine to make a payment for redemption of its shares to the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an open-end fund until the Adviser determines that it is appropriate to dispose of such securities. Such disposition generally will entail additional costs to the Fund.

Closed-End Funds. The Funds may purchase shares of closed-end funds. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the NYSE, the American Stock Exchange or the Nasdaq Stock Market (“Nasdaq”) or, in some cases, may be traded in other over-the-counter (“OTC”) markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds generally will purchase shares of closed-end funds only in the secondary market. Each Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of equity securities in the secondary market. The Funds may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share which is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares’ trading at a discount to their net asset value.

Each Fund may invest in shares of closed-end funds that are trading at a discount or a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

A closed-end fund may issue senior securities (including preferred stock and debt obligations) or borrow money for the purpose, and with the effect, of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. A Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure. The Funds will only invest in common shares of closed-end funds and will not invest in any senior securities issued by closed-end funds.

Index Securities and Enhanced Index Products. Each Fund may invest in Index Securities and Enhanced Index Products. Index Securities, including exchange traded funds such as Standard & Poor’s Depositary Receipts™, iShares MSCI funds™, or iShares Lehman Aggregate Bond Fund™, represent interests in a portfolio of common stocks or fixed income securities designed to outperform the price and dividend yield performance of a broad-based equity or fixed income securities index, such as the Standard &

9

Poor’s 500 Composite Stock Price Index or the Lehman Brothers U.S. Aggregate Index. Index Securities are traded on an exchange like shares of common stock. The value of an Index Security fluctuates in relation to changes in the value of the underlying portfolio of securities. However, the market price of Index Securities may not be equivalent to the pro rata value of the index they track. Index Securities are subject to the risks of an investment in a broad-based portfolio of common stocks. Index Securities are considered investments in other investment companies.

Enhanced Index Products represent a portfolio of leveraged instruments, including equity index swaps, short sales, futures and options contracts, and stock indices, that engage in strategies such as short sales of securities in an effort to achieve investment results that will outperform the performance of a specific securities index or benchmark on a daily basis. Such benchmarks generally consist of a percentage return above or below that of a recognized securities index, such as 200% of the performance of the S&P 500 Index, NASDAQ 500 Index, or other such index, or 200% of the inverse (opposite) performance of such indices. If the Enhanced Index Product meets its objective, the value of its shares will tend to increase or decrease on a daily basis by 200% of the value of any increase in the underlying index, depending on whether the underlying index is based on inverse performance. When the value of the underlying index declines, the value of the Enhanced Index Fund’s shares should also decrease or increase on a daily basis by a percentage of the value of any decrease in the underlying index.

Enhanced Index Products are subject to the risk that the manager may not be able to cause the Enhanced Index Product’s performance to match or exceed that of the Enhanced Index Product’s benchmark on a daily basis. In addition, because the Enhanced Index Product is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Enhanced Index Product from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Enhanced Index Product’s performance to be less than expected.

To the extent that an Index Security or Enhanced Index Product is an investment company, investors in the Funds will bear not only their proportionate share of the expenses of a Fund (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the Index Security or Enhanced Index Product.

Investments in Private Investment Companies. The Funds may invest in the securities of private investment companies, including “hedge funds.” As with investments in other investment companies, if a Fund invests in a private investment company, the Fund will be charged its proportionate share of the advisory fees and other operating expenses of such company. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the Fund. In addition, private investment companies are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for a Fund to sell its shares at an advantageous price and time. Additionally, many hedge funds employ lock-ups, restrictions on redemption timing and redemption amounts, management incentives, and other restrictive features that may cause additional risk to the Fund.  Finally, because shares of private investment companies are not publicly traded, a fair value for a Fund’s investment in these companies typically will have to be determined under policies approved by the Board of Trustees.

Leverage. The Funds may engage in leverage.  Leveraging by a Fund may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed for leveraging will be subject to interest and related costs that may or may not be recovered by appreciation of the securities purchased. A Fund may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. There can be no certainty that a Fund will be able to borrow money when the Adviser seeks to do so or that it will be able to do so on advantageous terms.

Warrants. Each Fund may invest directly or indirectly through an investment in an underlying fund in warrants. Warrants are instruments that provide the owner with the right to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant’s issuance) and usually during a specified period of time. Moreover, they are usually issued by the issuer of the security to which they relate. While warrants may be traded, there is often no secondary market for them. A Fund may invest in publicly traded warrants only. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If warrants remain unexercised at the end of the specified exercise period, they lapse and a Fund’s investment in them will be lost. A Fund may not invest more than 5% of its net assets in warrants.

Preferred Stock. Each Fund may invest in preferred stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of

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preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

Convertible Securities. Each Fund may invest directly or indirectly through an investment in an underlying fund in a convertible security, which is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Senior Securities. Each Fund may utilize various investment techniques that may give rise to an obligation of the Fund to make a future payment. The SEC has stated it would not raise senior security concerns with regard to certain such investments, provided a fund maintains segregated assets or an offsetting position in an amount that covers the future payment obligation. Such investment techniques include, among other things, when-issued securities, futures and forward contracts, short options positions and repurchase agreements.

When-Issued Securities. Each Fund may enter into commitments to purchase securities on a when-issued basis. When a Fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of the purchase, not at the time of receipt. However, the Fund does not have to pay for the obligations until they are delivered to it, and no interest accrues to the Fund until they are delivered. This is normally seven to 15 days later, but could be longer. Use of this practice could have a leveraging effect on the Fund. When the Fund commits to purchase a when-issued security, it will segregate cash or appropriate liquid securities, in an amount at least equal in value to the Fund’s commitments to purchase when-issued securities. The Fund may sell the securities underlying a when-issued purchase, which may result in capital gains or losses.

Stripped Securities. Each Fund may invest in stripped securities. Stripped securities are created by separating bonds into their principal and interest components (commonly referred to as “IOs” and “POs”) and selling each piece separately. Stripped securities are more volatile than other fixed-income securities in their response to changes in market interest rates. The value of some stripped securities moves in the same direction as interest rates, further increasing their volatility.

Debt Securities. The Funds and the underlying funds may invest in debt securities rated above or below investment grade. Investment grade debt securities are those that at the time of purchase have been assigned one of the four highest ratings by S&P or Moody’s or, if unrated, are determined by the underlying fund’s investment adviser to be of comparable quality. This includes debt securities rated “BBB” by S&P or “Baa” by Moody’s. Moody’s considers securities rated “Baa” to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. Debt securities rated below investment grade (commonly referred to as “junk bonds”), which include debt securities rated “BB,” “B,” “CCC” and “CC” by S&P and “Ba,” “B,” “Caa,” “Ca” and “C” by

11

Moody’s, are deemed by these agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Debt securities rated lower than “B” may include securities that are in default or face the risk of default with respect to principal or interest.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality and are not a guarantee of quality. Subsequent to its purchase by an underlying fund, the rating of an issue of debt securities may be reduced below the minimum rating required for purchase by that fund. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. The ratings of S&P and Moody’s are described in detail in Appendix B of this SAI.

Lower rated debt securities generally offer a higher current yield than that available from higher grade issues. However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates.

Accordingly, the yield on lower rated debt securities will fluctuate over time. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for lower rated securities has expanded rapidly in recent years, and its growth has paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. The market for lower rated debt securities may be thinner and less active than that for higher quality securities, which may limit an underlying fund’s ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

Zero Coupon Securities. The Funds and the underlying funds may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on the zero coupon securities, and the “interest” on payment-in-kind securities, must be included in the Fund’s or the underlying fund’s income. Accordingly, to continue to qualify for tax treatment as a RIC and to avoid a certain excise tax, these funds may be required to distribute as a dividend an amount that is greater than the total amount of cash they actually receive. These distributions must be made from a fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

Hedging Strategies. Each Fund may engage directly or indirectly through an investment in an underlying fund in certain hedging strategies involving options, futures and forward currency exchange contracts. A Fund may also hedge currency risks associated with investments in foreign securities and in particular may hedge its portfolio through the use of forward foreign currency contracts. The objective of a hedging strategy is to protect a profit or offset a loss in a portfolio security from future price erosion or to assure a definite price for a security, stock index, futures contract, or currency. A Fund’s ability to use options, futures and forward foreign currency contracts may be limited by market conditions, regulatory limits and tax considerations. These hedging strategies are described in detail in Appendix C of this SAI.

There are transactional costs connected with using hedging strategies. Where required under the 1940 Act, the Trust will segregate assets used in connection with hedging strategies. In addition, the use of hedging strategies involves certain special risks, including: (1) imperfect correlation between the hedging instruments and the securities or market sectors being hedged; (2) the possible lack of a liquid secondary market for closing out a particular instrument; (3) the need for additional skills and techniques beyond normal portfolio management; (4) the possibility of losses resulting from market movements not anticipated by the Adviser; and (5) possible impediments to effective portfolio management because of the percentage of the Fund’s assets segregated to cover its obligations.

Foreign Currency Transactions. Each Fund may, either directly or indirectly through an investment in an underlying fund, use forward or foreign currency contracts to protect against uncertainty in the level of future foreign currency exchange rates. When the Fund purchases or sells a security denominated in a foreign currency, it may be required to settle the purchase transaction in the relevant foreign currency or to receive the proceeds of the sale in the relevant foreign currency. In either event, the Fund will be obligated to acquire or dispose of the foreign currency by selling or buying an equivalent amount of U.S. dollars. To effect the

12

conversion of the amount of foreign currency involved in the purchase or sale of a foreign security, the Fund may purchase or sell such foreign currency on a “spot” (i.e., cash) basis.

In connection with its portfolio transactions in securities traded in the foreign currency, a Fund may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received, the normal range of which is three to fourteen days. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain that might result should the value of such currency increase during the contract period. These foreign currency transactions are described in detail in Appendix C of this SAI.

MANAGEMENT OF THE TRUST

Trustees and Officers. The Trust is governed by a Board of Trustees.  The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board.  The names and ages of the Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below, as well as information regarding the experience, qualifications, attributes and skills of the Trustees.  The address of each Trustee and officer is 2303 Yorktown Avenue, Lynchburg, Virginia 24501. A Trustee who is considered an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any investment manager or adviser to a Fund, and the principal underwriter, and officers of the Trust, are noted.

Name and Date of Birth	Position(s) Held with Trust and Tenure(1)	Number of Funds in Company Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships by Trustees and Number of Funds in the Complex Overseen

INTERESTED TRUSTEES:

David D. Basten(2) 1951	President and Chairman of the Board, Trustee since 1985	6
President, Director and Portfolio Manager, Yorktown Management & Research Company, Inc.; Vice President, The Travel Center of Virginia, Inc.; Partner, The Rivermont Company (real estate); Partner, Downtown Enterprises (real estate); Managing Partner, WAIMED Enterprises, LLC (real estate and travel services); President and Director, Yorktown Distributors, Inc. He is the father of David M. Basten.
				None

David M. Basten,(2) 1977	Secretary/ Treasurer and Trustee since 2008	6	Secretary/Treasurer and Director, Yorktown Management & Research Company, Inc.; He is the son of David D. Basten.	None

INDEPENDENT TRUSTEES:

Mark A. Borel 1952	Trustee since 1985	6
President, Borel Construction Company, Inc.; President, Borel Properties, Inc. (real estate); Partner, James Riviera, LLC (real estate); Partner, JBO, LLC (real estate); Partner, A & K Bo, LLC (real estate); Partner, JAMBO International (commercial real estate); Partner, Jamborita, LLC (commercial real estate); Partner, Neighbors Place Restaurant; Partner, Schmokies (restaurant); Partner, Neighbors Place Café (restaurant); Vice-President, Winnbo Electric (electrical contractor); Partner, Tabo, LLC (real estate); Partner, The HAB Company, LC (real estate); Partner, Piedmont Professional Investments, LLC (real estate); Partner, New London Development Company (real estate); Partner, City Place Commercial (commercial real estate); Partner, City Place Apartments (real estate); Partner, Combo, LLC (real estate); Partner, Lake Group, LLC (real estate); Partner, Oakhill Apartments (real estate); Partner, Braxton Park, LLC (real estate); Partner, FATBO, LLC (shoe manufacturing)
				None

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Name and Date of Birth	Position(s) Held with Trust and Tenure(1)	Number of Funds in Company Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships by Trustees and Number of Funds in the Complex Overseen

Stephen B. Cox 1948	Trustee since 1995	6	Retired.	None

G. Edgar Dawson, III 1956	Trustee since 1995	6	Shareholder, President and Director, Petty, Livingston, Dawson, & Richards, P.C. (law firm).	None

Wayne C. Johnson 1953	Trustee since 1988 Lead Independent Trustees	6	Vice President of Operations and Human Resources, C.B. Fleet Company, Inc. (pharmaceuticals).	None

OFFICERS:

David D. Jones 1957	Chief Compliance Officer since 2008	N/A
Co-founder and Managing Member, Drake Compliance, LLC (compliance consulting); founder and controlling shareholder, David Jones & Associates (law firm); President and Chief Executive Officer, Citco Mutual Fund Services, Inc.

				N/A

Charles D. Foster 1960	Chief Financial Officer since 1988	N/A	Chief Financial Officer, Yorktown Management & Research Company, Inc.; Chief Financial Officer, Yorktown Distributors, Inc.	N/A

M. Dennis Stratton 1962	Controller since 1989	N/A	Controller, Yorktown Management & Research Company, Inc.; Controller, Yorktown Distributors, Inc.	N/A

(1)
Trustees of the Trust serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Trust serve one-year terms, subject to annual reappointment by the Board.

Mr. David Basten and Mr. David M. Basten are considered to be “interested persons” (as defined in the 1940 Act) of the Trust by virtue of their positions with the Trust’s investment adviser and as officers of the Trust.

Additional Information about the Trustees

The Board of Trustees believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes and skills to serve on the Board.  The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion.  The Board of Trustees has also considered the contributions that each Trustee can make to the Board and the Trust.

As described in the table above, the Independent Trustees have served as such for a considerable period of time which has provided them with knowledge of the business and operation of the Funds and the Trust.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:  David D. Basten, executive experience with investment advisory, broker dealer firms and other businesses; David M. Basten, executive experience in marketing, sale and distribution of securities; Mark A. Borel, executive experience in real estate development and other domestic and foreign businesses; Stephen B. Cox, executive experience in medical device business and various charitable organizations; G. Edgar Dawson, legal experience as a practicing attorney in a law firm; and Wayne C. Johnson, executive experience in a major pharmaceutical company.  References to the

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experience, qualifications, attributes or skills of the Trustees are pursuant to requirements of the Securities and Exchange Commission and the appointment of Mr. Johnson as Lead Independent Trustee, do not constitute holding out of the Board or any Trustee as having special expertise or experience, and shall not impose any greater responsibility or liability on any such Trustee or on the Board by reason thereof.

Board Structure

The Board of Trustees is responsible for overseeing the management and operations of the Trust and the Funds.  The Board consists of four Independent Trustees and two Trustees who are interested persons of the Trust.  David D. Basten, who is an interested person of the Trust , serves as Chair of the Board and the Board has appointed Wayne Johnson as the Lead Independent Trustee.  As such, Mr. Johnson works with Mr. D. D. Basten to set the agendas for the Board and Committee meetings, chairs meetings of the Independent Trustees, and generally serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings.  The Board of Trustees has two standing committees:  the Audit Committee and the Nominating Committee.  Each of the Audit and Nominating Committees is chaired by an Independent Trustee and composed of all of the Independent Trustees.

The Audit Committee consists of Messrs. Borel, Cox, Dawson and Johnson. The members of the Audit Committee are not “interested” persons of the Trust (as defined in the 1940 Act). The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board as to: the engagement or discharge of the Trust’s independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors of the results of audits; and addressing any other matters regarding audits. The Audit Committee met two times during the last fiscal year.

The Nominating Committee consists of Messrs. Borel, Cox, Dawson and Johnson, each of who is an independent member of the Board. The primary responsibilities of the Nominating Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and to communicate with management on those issues. The Nominating Committee does not have a policy on shareholder nominations. The Nominating Committee also evaluates and nominates Board member candidates. The Nominating Committee met once during the last fiscal year.

The Board holds four regular meetings each year to consider and act upon matters involving the Trust and the Funds.  The Board also may hold special meetings to address matters arising between regular meetings.  The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel.  These meetings may take place in person or by telephone.  Through the Audit Committee, the Independent Trustees consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for Trust management.  The Board of Trustees has determined that its committees help ensure that the Funds have effective and independent governance and oversight.  Given the Adviser’s sponsorship of the Trust, that investors have selected the Adviser to provide overall management to the Funds, and Mr. D. D. Basten’s senior leadership role within the Adviser, the Board elected him Chairman.  The Board reviews its structure regularly and believes that its leadership structure, including having two thirds of Independent Trustees, coupled with the responsibilities undertaken by Mr. D. D. Basten as Chair and Mr. Johnson as Lead Independent Trustee, is appropriate and in the best interests of the Trust, given its specific characteristics.  The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Oversight of Risk

An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  The Funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk.  The Trust, the Adviser and the other service providers have implemented various processes, procedures and controls to identify risks to the Funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the Audit Committee.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board of Trustees requires management of the Adviser and the Trust, including the Trust’s Chief Compliance Officer (“CCO”), to report to the Board and the Audit Committee on a variety of matters, including matters relating to risk management, at regular and special meetings.  The Board and the Audit Committee receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters.  On at least an annual basis, the Independent Directors meet separately with the Fund’s CCO outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives a quarterly report from the Fund’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.  The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Funds, including their

15

investment performance, as well as reports regarding the valuation of the Funds’ securities.  In addition, in its annual review of the Funds’ advisory agreements, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the Trust and the effectiveness of its committee structure.

The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes, procedures and controls to eliminate or mitigate every occurrence or effect.  The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The following table shows the amount of equity securities in the Funds owned by the Trustees as of the calendar year ended December 31, 2009:

Name	Dollar Range of Equity Securities Owned (Fund)	Aggregate Dollar Range of Equity Securities in the Funds
INTERESTED TRUSTEES:

David D. Basten	Over $100,000 (Growth Fund) Over $100,000 (Capital Income Fund) Over $100,000 (Value Fund) Over $100,000 (Multiple Index Fund) $1-$10,000 (Income Fund) Over $100,000 (Master Allocation Fund)	Over $100,000

David M. Basten	$1 to $10,000 (Growth Fund) $1 to $10,000 (Value Fund) Over $100,000 (Multiple Index Fund) Over $100,000 (Income Fund)	Over $100,000

INDEPENDENT TRUSTEES:

Mark A Borel	$1-$10,000 (Growth Fund) $1-$10,000 (Capital Income Fund) $1-$10,000 (Value Fund) $1-$10,000 (Multiple Index Fund)	$10,001-$50,000

Stephen B. Cox	$10,001-$50,000 (Growth Fund) $10,001-$50,000 (Value Fund) $10,001-$50,000 (Multiple Index Fund)	$50,001-$100,000

G. Edgar Dawson, III	$1-$10,000 (Growth Fund) $1-$10,000 (Capital Income Fund)	$10,001-$50,000

Wayne C. Johnson	$1-$10,000 (Growth Fund)	$10,001-$50,000
$1-$10,000 (Capital Income Fund) $1-$10,000 (Value Fund) $1-$10,000 (Multiple Index Fund) $1-$10,000 (Income Fund)

Because the Adviser performs substantially all of the services necessary for the operation of the Trust and the Funds, the Trust requires no employees. No officer, Trustee or employee of the Adviser currently receives any compensation from the Trust for acting as a Trustee or officer.

The Trust currently pays each Trustee who is not an “interested person” of the Trust $1,800 for his attendance at each meeting of the Board. There are no pension or retirement benefits accrued as part of the Trust’s expenses and there are no estimated annual benefits to be paid upon retirement. The following table shows the fees paid to the Trustees during the fiscal year ended May 31, 2009 and the fiscal period ended January 31, 2010, for their services to the Trust:

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	06/01/2009 to 01/31/2010	Fiscal year ended May 31, 2009
Trustee	Aggregate Compensation From the Trust	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
INTERESTED TRUSTEES:
David D. Basten	$0	$0	None	None	$0
David M. Basten	$0	$0	None	None	$0
INDEPENDENT TRUSTEES:
Mark A. Borel	$5,400	$7,200	None	None	$7,200
Stephen B. Cox	$5,400	$7,200	None	None	$7,200
G. Edgar Dawson III	$5,400	$7,200	None	None	$7,200
Wayne C. Johnson	$5,400	$7,200	None	None	$7,200

Policies Concerning Personal Investment Activities. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permits investment personnel, subject to their particular Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts. The Codes of Ethics are on file with, and can be reviewed and copied at, the SEC Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

Portfolio Holdings Disclosure. The Trust has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. The policies and procedures are intended to prevent unauthorized disclosure of Fund portfolio holdings information and have been approved by the Board. The policies permit disclosure of non-public portfolio holdings information to selected parties only when such party has a legitimate business purpose and a duty of confidentiality by agreement or by law. The Trust and/or the Adviser will seek to monitor a recipient’s use of non-public portfolio holdings information provided under these agreements and, when appropriate, use their best efforts to enforce the terms of such agreements. Such parties include the Trust’s service providers (e.g., the Fund’s Investment Adviser, custodian, fund accountants and independent accountants, legal counsel, proxy voting services and pricing services), who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality by agreement or by law, including a duty to not trade on the non-public information.

The Trust has the following ongoing arrangements to make available information about the Trust’s portfolio investments. Third party service providers are described in greater detail under the heading “Other Service Providers” in this SAI.

•	The Adviser has access to each Fund’s complete portfolio holdings on a daily basis to manage each Fund’s portfolio and vote proxies of the Funds.

•
The Trust’s custodian, UMB Bank, N.A., legal counsel, Sullivan & Worcester, LLP, and pricing service, Interactive Data Pricing, may receive confirmation of portfolio activity within one business day of a trade.

•	The Trust may provide its independent registered public accounting firm, Tait, Weller & Baker LLP, complete year-end portfolio holdings within one week of the Trust’s year-end.

•
Lastly, the Trust may disclose portfolio holdings information on a monthly or quarterly basis to several rating and ranking organizations on the condition that such information will be used only in connection with developing a rating, ranking or research product for the Funds. The Trust may provide its complete month-end portfolio holdings to Morningstar and Lipper within fifteen days of month-end, and the Trust may provide its complete quarter-end portfolio holdings to Standard and Poor’s and Thomson Financial within fifteen days of quarter-end.

The Trust’s policy provides a process for approving the addition of a new service provider or rating, ranking and research organization as an authorized recipient of the Trust’s non-public portfolio holdings. The Trust may determine to add a recipient under the policy only if it is determined by the Trust’s Chief Executive Officer, Chief Financial Officer or Chief Compliance Officer that the standards under the Trust’s policy have been met prior to such disclosure. According to Trust policy, no disclosure of portfolio holdings is made unless it is determined that such disclosure is in the best interests of the Trust and any applicable Fund, and there are no conflicts of interest that would prevent such disclosure.

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In no event does the Trust or the Adviser receive any direct or indirect compensation or other consideration from any third party in connection with the disclosure of information concerning a Fund’s portfolio holdings. The Trust’s Chief Compliance Officer will report any material violations of these policies to the Board at its next regularly scheduled meeting. It is a violation of the Amended and Restated Code of Ethics of the Trust and the Adviser for any covered person to release non-public information concerning the Trust portfolio holdings to any party other except in the normal course of his or her duties on behalf of the Trust.

Disclosure of each Fund’s complete portfolio holdings is required to be made within sixty days of the end of each fiscal quarter: (i) in the Annual Report and Semi-Annual Report to shareholders; and (ii) in the quarterly holdings reports filed on Form N-Q. These reports are available, free of charge, on the SEC’s Electronic Data Gathering and Retrieval (“EDGAR”) database on its website at http://www.sec.gov.

Proxy Voting Policies. The Trust is required to disclose information concerning each Fund’s proxy voting policies and procedures to shareholders. The Board has delegated to the Adviser responsibility for decisions regarding proxy voting for securities held by the applicable Fund. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board, and which are found in Appendix A. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Funds’ proxy voting record for the most recent 12 month period ended June 30, 2009 is available (1) without charge, upon request by calling API Funds at (800) 544-6060 and (2) on the SEC’s website at http://www.sec.gov.

PRINCIPAL SECURITIES HOLDERS

As of March 31, 2010, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Funds. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers.

Fund	Name and Address	Number of Shares	Class	% of Class
Growth Fund	Patrick Henry Boys Plantation PO Box 1398 Brookneal, VA 24528	135097.8210	A	10.01%
	API Master Allocation Fund 2303 Yorktown Avenue Lynchburg, VA	800,203.334	A	59.29%

Multiple Index Fund	E-Trade Clearing, LLC FBO client accounts PO Boxe 1542 Merrifield, VA 22116	23.093.886	A	7.70%
	E-Trade Clearing, LLC FBO client accounts PO Boxe 1542 Merrifield, VA 22116	22,787.399	A	7.60%
	Luca Savi 645 Arlington Street Birmingham, MI 48009	15,787.298	A	5.26%

Fund	Name and Address	Number of Shares	Class	% of Class
Value Fund	API Master Allocation Fund 2303 Yorktown Avenue Lynchburg, VA	571,611.555	A	71.65%

Capital Income Fund	API Master Allocation Fund 2303 Yorktown Avenue Lynchburg, VA	197,862.396	A	77.92%
	W.L. Huff, DDS, Inc. 401K 3708 Main Street, Suite C Blacksburg, VA 24060	19,293.785	C	7.47%

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Fund	Name and Address	Number of Shares	Class	% of Class
	Pershing, LLC FBO Client Accts PO Box 2052 Jersey City, NJ 07303	15,931.864	D	12.80%
Income Fund	Yorktown Management & Research 2303 Yorktown Avenue Lynchburg VA	9670671	I	100.00%
	Brown Brothers Harriman FBO client accounts 525 Washington Blvd. Jersey City, NJ	94,432.76	A	6.75%
	Paul Morrell PO Box 250 Providence, UT 84332	306,365.776	C	9.70%

Master Allocation Fund	Yorktown Management & Research 2303 Yorktown Avenue Lynchburg VA	44,270.175	A	28.80%
	Pershing, LLC FBO Client Accts PO Box 2052 Jersey City, NJ 07303	36,684.896	L	5.46%
	Paul Morrell PO Box 250 Providence, UT 84332	43,421.624	L	6.46%

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As of March 31, 2010, the Trustees and officers of the Trust as a group owned of record or beneficially 2.82% of the shares of the Growth Fund, 3.17% of the shares of the Capital Income Fund, 1.19% of the shares of the Income Fund, 3.50% of the shares of the Multiple Index Fund, 3.66% of the shares of the Value Fund, and 6.01% of the shares of the Master Allocation Fund.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

Yorktown Management & Research Company, Inc., the adviser, located at 2303 Yorktown Avenue, Lynchburg, VA 24501, provides investment advisory and administrative services for the Funds pursuant to Investment Advisory and Administrative Services Agreements (“Advisory Agreements”) with the Trust. The Adviser is controlled, as a result of stock ownership, by David D. Basten. Mr. Basten is a Trustee and officer of the Trust.

Each Advisory Agreement provides that, subject to overall supervision by the Board, the Adviser shall act as investment adviser and shall manage the investment and reinvestment of the assets of each Fund, obtain and evaluate pertinent economic data relative to the investment policies of each Fund, place orders for the purchase and sale of securities on behalf of each Fund, and report to the Board periodically to enable them to determine that the investment policies of each Fund and all other provisions of its Advisory Agreement are being properly observed and implemented. Under the terms of each Advisory Agreement, the Adviser is further obligated to cover basic administrative and operating expenses including, but not limited to, office space and equipment, executive and clerical personnel, telephone and communications services and to furnish supplies, stationery and postage relating to the Adviser’s obligations under the Advisory Agreement.

Each Advisory Agreement provides that it will remain in effect and may be renewed from year to year with respect to each Fund, provided that such renewal is specifically approved at least annually by the vote of a majority of the outstanding voting securities of that Fund, or by the Board, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any such party (by vote cast in person at a meeting called for that purpose). Any approval of the Advisory Agreement or the renewal thereof with respect to a Fund shall be effective to continue the Advisory Agreement with respect to that Fund notwithstanding that (a) the Advisory Agreement or the renewal thereof has not been approved by any other Fund or (b) the Advisory Agreement or renewal has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

Each Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Advisory Agreement may be terminated as to a Fund, without penalty, by the Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, on 60 days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Trust. The Advisory Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Fund in accordance with the 1940 Act. The Advisory Agreement terminates automatically upon assignment (as defined in the 1940 Act).

Advisory Fees Paid to the Adviser. Under the Advisory Agreements, the Advisor receives a fee, calculated daily and payable monthly, at an annual rate of 1.00% of the first $100 million of the average daily net assets of the Growth Fund and 0.75% of the average daily net assets exceeding $100 million; 0.60% of the average daily net assets of the Capital Income Fund; 0.70% of the average daily net assets of the Multiple Index Fund; 0.90% of the average daily net assets of the Value Fund; 0.40% of the average daily net assets of the Income Fund; and 0.30% of the average daily net assets of the Master Allocation Fund. Pursuant to the terms of each Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under each Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others. For the fiscal years ended May 31, 2009, 2008, and 2007 the Funds paid to the Adviser advisory fees in the following amounts:

	Contractual Advisory Fees			Total Fees Paid to the Adviser
Fund	2009	2008	2007	2009	2008	2007
Growth Fund	$362,520	$619,178	$604,373	$362,520	$619,178	$604,373
Capital Income Fund	$111,159	$166,063	$163,628	$111,159	$166,063	$163,628
Multiple Index Fund	$164,780	$278,759	$257,410	$164,780	$278,759	$257,410
Value Fund	$219,362	$359,190	$354,933	$219,362	$359,190	$354,933
Income Fund	$51,460	$49,423	$49,142	$51,460	$49,423	$49,142

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For the Period June 1, 2009 through January 31, 2010, the Funds paid to the Adviser advisory fees in the following amounts:

Fund	Contractual Fees	Actual Fees Paid
Growth Fund	$233,506	$233,506
Capital Income Fund	$70,690	$70,690
Multiple Index Fund	$96,771	$96,771
Value Fund	$127,467	$127,467
Income Fund	$86,689	$86,689
Master Allocation Fund*	$29,654	$29,654

*  The fees paid for the Master Allocation Fund are form the Fund's inception (03/19/2009) through January 31, 2010.

In addition to the advisory fees, the Trust and the Funds are obligated to pay certain expenses that are not assumed by the Adviser or the Distributor. These expenses include, among others, securities registration fees, compensation for non-interested Trustees, interest expense, taxes, brokerage fees, commissions and sales loads, custodian charges, accounting fees, transfer agency fees, certain distribution expenses pursuant to a plan of distribution adopted in the manner prescribed under Rule 12b-1 under the 1940 Act, if any, legal expenses, insurance expenses, association membership dues and the expense of reports to the shareholders, shareholders’ meetings and proxy solicitations. The Trust and the Funds are also liable for nonrecurring expenses as may arise, including litigation to which the Trust or a Fund may be a party.

ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGERS

Messrs. David D. Basten, and David M. Basten serve as the portfolio managers to the Funds. Mr. David D. Basten has been the lead portfolio manager since commencement of each Fund’s operations. Mr. David M. Basten has served as portfolio manager since 2005.  The table below provides information as of January 31, 2010 regarding other accounts, in addition to the Funds, for which Messrs. Basten have day-to-day management responsibilities.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts*	Total Assets
David D. Basten	0	$0	0	$0	6	$4,397,496
David M. Basten	0	$0	0	$0	1	$257,270

*	None of the other accounts managed by the portfolio managers are subject to a performance-based advisory fee.

Conflicts of Interest. Messrs. Basten manage the Adviser’s defined benefit plan. All assets of this plan are invested in the Funds. Mr. David D. Basten also manages certain personal and family accounts for which he receives no compensation for his services in such capacity. Their management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include

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the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of  a Fund. However, Messrs. Basten are subject to the Adviser’s Code of Ethics, which seeks to address potential conflicts of interest that may arise in connection with management  of personal accounts, including family accounts.

Compensation. Mr. David D. Basten is a Portfolio Manager, the President and a Director of the Adviser. Mr. David M. Basten is a Portfolio Manager of the Adviser. Messrs. Basten each have an ownership interest in the Adviser and, therefore, receive a portion of its profits. Messrs. Basten are each also paid a fixed base salary and are eligible to receive employee benefits, including, but not limited to, health care and other insurance benefits and participation in the Adviser’s qualified retirement plan.

Ownership of Securities by Portfolio Managers. The Trustee table provided above provides information as of December 31, 2009, of the value, within the indicated range, of shares of beneficially owned by the portfolio managers in each Fund.

OTHER SERVICE PROVIDERS

Custodian. Pursuant to a Custodian Agreement with the Trust, UMB Bank, N.A. (the “Custodian”), 928 Grand Boulevard, Kansas City, Missouri 64106, acts as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

Accounting and Pricing Services. Pursuant to an Accounting and Pricing Services Agreement (the “Accounting Agreement”), Yorktown Management & Research Company, Inc. (“Yorktown”) acts as the accounting services agent of the Funds. As the accounting services agent of the Funds, Yorktown maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Funds’ business. For its services under the Accounting Agreement, Yorktown is entitled to an annual base fee per Fund of $30,000 ($2,500 per month) for one class of shares. For each additional class of shares the annual base fee is increased by $5,000. In addition to a base fee, Yorktown is entitled to an asset based annualized fee (that is computed daily and paid monthly) of 0.010% of the average daily net assets of the Trust up to $500 million and 0.005% of the average daily net assets of the Trust in excess of $500 million. Pursuant to the Accounting Agreement, the Funds will also reimburse Yorktown for out-of-pocket expenses, including but not limited to the costs of the daily securities price quotation services and the required performance reporting services utilized by the Funds. Yorktown is controlled, as a result of stock ownership, by David D. Basten. Mr. Basten is a Trustee and officer of the Trust. For the fiscal years ended May 31, 2009, 2008, and 2007, the Funds paid Yorktown the following fees for accounting and pricing services:

	Accounting and Pricing Services Fees Paid
Fund	2009	2008	2007
Growth Fund	$38,625	$41,192	$41,043
Capital Income Fund	$41,853	$42,768	$42,727
Multiple Index Fund	$37,354	$38,982	$38,677
Value Fund	$37,437	$38,991	$38,944
Income Fund	$36,286	$36,236	$36,229

For the period June 1, 2009 January 31, 2010, the Advisor received $28,028, $25,828, $25,660, $24,875, and $24,909 from the Capital Income Fund, Growth Fund, Income Fund, Multiple Index Fund, and Value Fund, respectively for accounting and pricing services.

The Advisor has voluntarily agreed to waive administrative services and accounting services fees for the Master Allocation Fund until that Fund’s assets reach $25 million.

Transfer Agent. Pursuant to a Transfer Agent Agreement with the Trust, Unified Fund Services, Inc. (the “Transfer Agent”) acts as the Trust’s transfer and dividend disbursing agent. The Transfer Agent is located at 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208. The Transfer Agent provides certain shareholder and other services to the Trust, including furnishing account and transaction information and maintaining shareholder account records. The Transfer Agent is responsible for processing orders and payments for share purchases. The Transfer Agent mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. The Transfer Agent disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

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Distributor. Unified Financial Securities, Inc., located at 2960 N.  Meridian Street, Suite 300, Indianapolis, Indiana 42608, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the “Distribution Agreement”). The Distributor is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The offering of the Funds’ shares is continuous. The Distributor is also entitled to the payment of deferred sales charges upon the redemption of Class C, Class A and Class D Shares as described in the applicable prospectuses and this SAI. In addition, the Distributor may receive Rule 12b-1 Distribution and Service Fees from the Funds, as described in the prospectuses and this SAI.

Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm, Tait, Weller & Baker LLP, audits the Funds’ annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Funds’ tax returns. Tait, Weller & Baker LLP is located at 1818 Market Street, Philadelphia, Pennsylvania 19103.

DISTRIBUTION OF FUND SHARES

The Distributor acts as distributor of shares of the Funds under the Distribution Agreement, which requires the Distributor to use its best efforts to sell shares of the Funds. Shares of the Funds are offered continuously. As compensation for its services rendered to the Funds, the Adviser pays the Distributor a monthly fee based on the daily average net assets of the Funds. As distributor of Fund shares, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Funds’ shares or the servicing and maintenance of shareholder accounts, including compensation to employees of the Distributor; compensation to and expenses, including overhead and telephone and other communication expenses, of the Distributor and selected dealers who engage in or support the distribution of shares or who service shareholder accounts; the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Distributor and allocated by the Distributor to its efforts to distribute shares of the funds, such as office rent, employee salaries, employee bonuses and other overhead expenses.

The Distributor also may pay certain banks, fiduciaries, custodians for public funds, investment advisers and broker-dealers a fee for administrative services in connection with the distribution of Fund shares. Such fees would be based on the average net asset value represented by shares of the administrators’ customers invested in a Fund. This fee is in addition to any commissions these entities may receive from the Distributor out of the fees it receives pursuant to a distribution plan, and, if paid, will be reimbursed by the Adviser and not a Fund.

With respect to sales of Class A Shares of each Fund, the total sales charges and concessions reallowed to authorized dealers are as described in the Funds' prospectus, dated June 9, 2010.  Please see the prospectus for a complete description of purchase and redemption requirements relating to Class A shares.

Plan of Distribution. The Board has adopted a Distribution and Service Plan for the Fund’s Class C and Class D Shares (the “12b-1 Plan”). Pursuant to the 12b-1 Plan, the Funds may finance from the assets of a particular class certain activities or expenses that are intended primarily to result in the sale of shares of such class, provided that the categories of expenses are approved in advance by the Board and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the 12b-1 Plan is in effect. Each Fund finances these distribution and service activities through payments made to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets, the Adviser (“Firms”) and/or the Distributor. The fee paid to Firms and/or the Distributor by each Fund is computed on an annualized basis reflecting the average daily net assets of a class. Class C Shares of the Growth Fund, Capital Income Fund, Income Fund and Multiple Index Fund pay a maximum distribution and service fee of 1.00% of the applicable Fund’s Class C Shares’ average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees payable under Class C Shares’ Rule 12b-1 Plan and 0.25% represents shareholder servicing fees. Class C Shares of the Value Fund pay a maximum distribution and service fee of 0.90% of Value Fund Class C Shares’ average daily net assets. Of this amount, 0.65% represents distribution 12b-1 fees payable under Class C Shares’ Rule 12b-1 Plan and 0.25% represents shareholder servicing fees. Class D Shares of the Capital Income Fund pay a maximum distribution and service fee of 0.50% of Income Fund Class D Shares’ average daily net assets. Of this amount, 0.25% represents distribution 12b-1 fees payable under Class C Shares’ Rule 12b-1 Plan and 0.25% represents shareholder servicing fees.

The Board has adopted a Distribution and Service Plan for the Income Fund’s Class A Shares (the “A Share 12b-1 Plan”). Pursuant to the A Share 12b-1 Plan, the Income Fund may finance from the assets of its Class A Shares certain activities or expenses that are intended primarily to result in the sale of shares of such class, provided that the categories of expenses are approved in advance by the Board and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the A Share 12b-1 Plan is in effect. The Income Fund finances these distribution and service activities through payments made to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets, the Adviser (“Firms”) and/or the Distributor. The fee paid to Firms and/or the Distributor by the Income Fund is computed on an annualized basis reflecting the average daily net assets of the Class A Shares. Class A Shares of the Income Fund pay a

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maximum distribution and service fee of 0.75% of the Fund’s Class A Shares’ average daily net assets. Of this amount, 0.50% represents distribution 12b-1 fees payable under Class A Shares’ Rule 12b-1 Plan and 0.25% represents shareholder servicing fees.

The Board has adopted a Distribution and Service Plan for the Master Allocation Fund’s Class A and Class L Shares. Pursuant to the 12b-1 Plans, the Master Allocation Fund may finance from the assets of a particular class certain activities or expenses that are intended primarily to result in the sale of shares of such class, provided that the categories of expenses are approved in advance by the Board and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the 12b-1 Plan is in effect. The Master Allocation Fund finances these distribution and service activities through payments made to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets, the Adviser (“Firms”) and/or the Distributor. The fee paid to Firms and/or the Distributor by the Master Allocation Fund is computed on an annualized basis reflecting the average daily net assets of a class. Class C Shares of the Master Allocation Fund pay a maximum distribution and service fee of 1.00% of the Fund’s Class C Shares’ average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees payable under Class C Shares’ Rule 12b-1 Plan and 0.25% represents shareholder servicing fees. Class A Shares of the Master Allocation Fund pay a maximum distribution and service fee of 0.50% of Master Allocation Fund's Class A Shares’ average daily net assets. Of this amount, 0.25% represents distribution 12b-1 fees payable under Class C Shares’ Rule 12b-1 Plan and 0.25% represents shareholder servicing fees.

Payments for distribution expenses under the 12b-1 Plans are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of “any activity which is primarily intended to result in the sale of shares issued by the Trust.” Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. In accordance with Rule 12b-1, the 12b-1 Plans provide that a report of the amounts expended under the 12b-1 Plans, and the purposes for which such expenditures were incurred, will be made to the Board for their review at least quarterly. The 12b-1 Plans provide that they may not be amended to increase materially the costs which shares of a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board, including a majority of the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the “12b-1 Trustees”), by vote cast in person at a meeting called for the purpose of considering such amendments.

Shareholder servicing fees are paid to certain service providers (“Service Organizations”) for providing one or more of the following services to customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; (ii) processing dividend payments from a Fund; (iii) providing sub-accounting or the information necessary for sub-accounting; (iv) providing periodic mailings to customers; (v) providing customers with information as to their positions in the applicable Fund; (vi) responding to customer inquiries; and (vii) providing a service to invest the assets of customers.

In approving these Plans, the Board considered all relevant factors, including that as the size of each Fund increases, each Fund should experience economies of scale and greater investment flexibility. The Board also considered the compensation to be received by Firms and the Distributor under the Plans and the benefits that would accrue to the Adviser as a result of the Plans in that the Adviser receives advisory fees that are calculated based upon a percentage of the average net assets of each Fund, which fees would increase if the Plans were successful and the Funds attained and maintained significant asset levels.

The Board has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit each Fund. The 12b-1 Plan is subject to annual re-approval by a majority of the 12b-1 Trustees and is terminable at any time with respect to a Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the applicable classes’ outstanding shares of a Fund. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to a Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the applicable classes’ outstanding shares of a Fund, by the Distributor or by the Service Organization. An agreement will also terminate automatically in the event of its assignment. As long as the 12b-1 Plan is in effect, the nomination of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.

During the period it is in effect, the 12b-1 Plan obligates the Funds to pay fees to Firms and the Distributor as compensation for the distribution and service activities of the Distributor and other financial intermediaries, not as reimbursement for specific expenses incurred. Thus, even if Firms’ or the Distributor’s expenses exceed the fees they receive, the Funds will not be obligated to pay more than those fees and, if Firms’ or the Distributor’s expenses are less than such fees,  they may retain the full fee and realize a profit or pay them to the Adviser to cover its “Allocated costs,” as such term is defined below.

For the fiscal year ended May 31, 2009, the Growth Fund, Capital Income Fund, Multiple Index Fund, Value Fund and Income Fund paid to the Distributor aggregate distribution fees of $331,410, $136,396, $199,316, $192,194 and $119,376, respectively. For the same period, the Distributor estimates that the following distribution related expenses were incurred on behalf of or allocable to each Fund:

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Activities	Growth Fund	Capital Income Fund	Multiple Index Fund	Value Fund	Income Fund
Printing of and mailing of Prospectuses and SAIs to other than current shareholders	$0	$0	$0	$0	$0
Compensation to Underwriters	$5,681	$2,396	$3,419	$3,291	$2,226
Compensation to broker-dealers	$317,715	$131,393	$198,156	$211,309	$126,197
Allocated Costs	$64,531	$26,351	$38,800	$37,422	$22,747
Total	$392,696	$162,570	$243,405	$255,123	$152,349

For the fiscal period June 1, 2009 through January 31, 2010, the following estimated distribution related expenses were incurred on behalf of or allocable to each Fund:
Activities	Growth Fund	Capital Income Fund	Multiple Index Fund	Value Fund	Income Fund	Master Allocation Fund*
Printing of and mailing of Prospectuses and SAIs to other than current shareholders	$4,430	$1,557	$2,945	$2,125	$4,589	$2,350
Compensation to Underwriters	$2,830	$1,006	$1,862	$1,375	$2,811	$1,385
Compensation to broker-dealers	$161,886	$60,220	$112,654	$90,570	$195,569	$82,609
Allocated Costs	$44,825	$15,948	$29,497	$21,780	$44,652	$22,036

Total	$213,971	$78,731	$146,958	$115,850	$247,621	$108,380

* For the period beginning at the Fund's inception (March 19, 2009) through January 31, 2010.

“Allocated costs” include various internal costs incurred by the Adviser for its distribution efforts on behalf of the Funds. These costs encompass a portion of marketing, office and other overhead expenses allocable to the Adviser’s distribution related activities. The Adviser, in its capacity as the Fund’s investment adviser, has an indirect financial interest in the operation of the 12b-1 Plan. David D. Basten and David M. Basten, who are interested persons of the Trust, have an indirect interest in the operation of the 12b-1 Plan by virtue of their positions with the Adviser.

In addition to payments under the 12b-1 Plans, the Distributor receives any deferred sales charges payable with respect to redemptions of shares of the Funds. For the period June 1, 2009 through January 31, 2010, and the fiscal years ended May 31, 2009, 2008, and 2007, respectively, the Distributor collected deferred sales charges in the following amounts:
Fiscal Year Ended
Fund	June 1, 2009
Growth Fund	$725	$3,361	$15,928	$12,628
Capital Income Fund	$970	$3,539	$25,642	$7,701
Multiple Index Fund	$955	$3,366	$25,323	$11,114
Value Fund	$696	$2,589	$23,942	$13,379
Income Fund	$2,835	$3,222	$7,409	$9,574
Master Allocation Fund*	$21	$0	$0	$0

* For the period beginning at the Fund's inception (March 19, 2009) through January 31, 2010.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a similar arrangement with a Fund and/or its affiliates. These additional payments may be made to Financial Intermediaries to compensate them for the costs

25

associated with making shares of the Funds available to their customers or registered representatives, including costs for providing a Fund with “shelf space” and/or placing a Fund on a preferred or recommended fund list.

The Adviser and/or its affiliates may also make payments from their own resources to Financial Intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by Financial Intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board, the Adviser is responsible for the execution of each Fund’s portfolio transactions and the allocation of brokerage transactions. In effecting portfolio transactions, the Adviser seeks to obtain the best net results for each Fund. This determination involves a number of considerations, including the economic effect on the Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid. Purchases from underwriters include an underwriting commission or concession and purchases from dealers serving as market makers include the spread between the bid and asked price. Where transactions are made in the over-the-counter market, the Funds will deal with the primary market makers unless more favorable prices are obtainable elsewhere.

Under the 1940 Act, a mutual fund must sell its shares at the price (including sales load, if any) described in its prospectus, and current rules under the 1940 Act do not permit negotiations of sales loads. Currently, an open-end fund is permitted to impose a front-end sales load of up to 8.5% of the public offering price, provided it does not also impose an asset-based sales charge. The Adviser takes into account the amount of the applicable sales load, if any, when it is considering whether or not to purchase shares of an underlying fund. The Adviser anticipates investing a significant portion of the assets of each Fund in underlying funds that impose no front-end sales load. Where an underlying fund imposes a sales load, the Adviser, to the extent possible, seeks to reduce the sales load imposed by purchasing shares pursuant to (i) letters of intent, permitting purchases over time; (ii) rights of accumulation, permitting it to obtain reduced sales charges as it purchases additional shares of an underlying fund; and (iii) rights to obtain reduced sales charges by aggregating its purchases of several funds within a “family” of mutual funds. The Adviser also takes advantage of exchange or conversion privileges offered by any “family” of mutual funds.

A factor in the selection of brokers to execute the Funds’ portfolio transactions is the receipt of research, analysis, advice and similar services. To the extent that research services of value are provided by brokers with or through whom the Adviser places the Funds’ portfolio transactions, the Adviser may be relieved of expenses that it might otherwise bear. Research services furnished by brokers through which a Fund effects securities transactions may be used by the Adviser in advising other Funds, and, conversely, research services furnished to the Adviser by brokers in connection with other Funds the Adviser advises may be used by the Adviser in advising a Fund. Research and other services provided by brokers to the Adviser or the Funds is in addition to, and not in lieu of, services required to be performed by the Adviser under its Advisory Agreement. For the fiscal year ended May 31, 2009, the Adviser directed $76,413,017, $46,208,564, $36,636,820, $58,017,129 and $25,197,774 in portfolio transactions on behalf of the Growth Fund, Capital Income Fund, Multiple Index Fund, Value Fund and Income Fund, respectively, to brokers chosen because they provided research services, for which the Growth Fund, Capital Income Fund, Multiple Index Fund, Value Fund and Income Fund paid $124,073, $64,283, $54,426, $125,012 and $93,620, respectively, in commissions.   For the period June 1, 2009 through January 31, 2010, the Adviser directed $16,512,349, $10,060,055, $9,984,146, $15,574,437, and $34,776,653 in portfolio transactions on behalf of the Growth Fund, Capital Income Fund, Multiple Index Fund, Value Fund and Income Fund, respectively, to brokers chosen because they provided research services, for which the Growth Fund, Capital Income Fund, Multiple Index Fund, Value Fund and Income Fund paid $28,039, $15,926, $16,252, $27,673, and $136,289 respectively, in commissions.

The Funds reserve the right to pay brokerage commissions to brokers affiliated with the Trust or with affiliated persons of such persons. Any such commissions will comply with applicable securities laws and regulations. In no instance, however, will portfolio securities be purchased from or sold to the Adviser or any other affiliated person. Since the Funds’ inception, no brokerage commissions have been paid to such affiliated persons.

The Trust expects that purchases and sales of money market instruments will usually be principal transactions, and purchases and sales of other debt securities may be principal transactions. Thus, the Funds will normally not pay brokerage commissions in connection with those transactions. Money market instruments are generally purchased directly from the issuer, an underwriter or market maker for the securities and other debt securities may be purchased in a similar manner. Purchases from underwriters include an underwriting

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commission or concession and purchases from dealers serving as market makers include the spread between the bid and asked price. Where transactions are made in the over-the-counter market, the Funds will deal with the primary market makers unless more favorable prices are obtainable elsewhere.

Investment decisions for each Fund are made independently of each other in light of differing considerations. However, the same investment decision may occasionally be made for more than one Fund. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Funds as to amount according to a formula deemed equitable to the Funds. While in some cases this practice could have a detrimental effect upon the price or quantity of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to a Fund.

The policy of the Trust with respect to brokerage is reviewed by the Board from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

During the period June 9, 2010 through January 31, 2010, and the fiscal years ended May 31, 2009, 2008, and 2007, the Funds paid the following amounts in brokerage commissions:

Fund	June 1, 2009 thru January 31, 2010	Fiscal Year Ended
		May 31, 2009	May 31, 2008	May 31, 2007
Growth Fund	$28,039	$124,073	$69,470	$71,158
Capital Income Fund	$15,926	$64,283	$18,802	$27,844
Multiple Index Fund	$16,252	$54,701	$22,070	$21,310
Value Fund	$27,673	$125,012	$40,352	$64,406
Income Fund	$144,645	$103,160	$9,153	$9,838

Portfolio Turnover. The portfolio turnover rate may vary greatly from year to year for any Fund and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Variations in turnover rate from year to year may be due to market conditions, fluctuating volume of shareholder purchases and redemptions or changes in the Adviser’s investment outlook. The annual portfolio turnover rate is calculated by dividing the lesser of a Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the Fund during the year. Each Fund’s portfolio turnover rate for the Period June 1, 2009 through January 31, 2010 and the fiscal years ended May 31, 2009 and May 31, 2008 is shown in the table below.

Fund	June 1, 2009 thru January 31, 2010	Fiscal Year Ended
		May 31, 2009	May 31, 2008
Growth Fund	25%	99%	72%
Capital Income Fund	27%	129%	69%
Multiple Index Fund	21%	75%	59%
Value Fund	32%	120%	74%
Income Fund	33%	92%	98%
Master Allocation Fund*	2%	------	--------

* For the period beginning at the Fund's inception (March 19, 2009) through January 31, 2010.

CAPITAL STOCK AND DIVIDENDS

The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value of separate series and separate classes. Shares of each Fund, when issued, are fully paid, non-assessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and non-cumulative voting rights. The shares of each series of the Trust will be voted separately except when an aggregate vote of all series is required by the 1940 Act.

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Each series or class shall have such preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine in a written instrument.

Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in their discretion. When issued for payment as described in the prospectuses, shares will be fully paid and non-assessable. Each class of shares in the Fund (i.e., Class A, Class C and Class D Shares) bear pro-rata the same expenses and are entitled equally to the Fund’s dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, holders of Class C and Class D Shares will bear the expenses of the Distribution 12b-1 Plan applicable to the respective class. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate, and not by series or class, except as otherwise expressly required by law or when the Board determines that the matter to be voted on affects the interest of shareholders of a particular series or class. Shares of the Funds do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board. Shares will be maintained in open accounts on the books of the Transfer Agent.

Upon the Trust’s liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Trust will confirm all account activity, and transactions made as a result of the Automatic Investment Plan.

Rule 18f-3 Plan. The Board has adopted a Rule 18f-3 Multiple Class Plan on behalf of the Trust for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of a Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the prospectuses, shares of a particular class of a Fund may be exchanged for shares of the same class of another Fund. At present, each Fund offers Class C Shares, which have no front-end sales charge, a deferred sales charge of 1.00% if shares are redeemed within one (1) year after purchase, and a distribution and service (i.e., 12b-1) fee. Each Fund also offers Class A Shares, which have a maximum front-end sales charge of 5.75%, but no distribution (i.e., 12b-1) fee or deferred sales charge. The Capital Income Fund also offers the Class D Shares for purchase only by investors in Capital Income Fund on July 1, 2004 who continue to own shares of the Fund, which have no front-end sales charge, a deferred sales charge of 1.50% if shares are redeemed within five (5) years after purchase, and a distribution and service (i.e., 12b-1) fee. Each class of shares is substantially the same as they both represent an interest in the same portfolio of securities and differ only to the extent that they bear different expenses.

PRICING AND ADDITIONAL PURCHASE AND EXCHANGE INFORMATION

Determining Net Asset Value. Each Fund determines its net asset value per share (“NAV”) as of the close of regular trading (generally, 4:00 p.m., eastern time) on the NYSE on each business day, which is defined as each Monday through Friday when the NYSE is open. Currently, the NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

NAV is computed by adding the total value of a Fund’s investments and other assets (including dividends accrued but not yet collected) attributable to a Fund’s Class A, Class C or Class D Shares, subtracting any liabilities (including accrued expenses) attributable to a Fund’s Class A, Class C or Class D Shares, and then dividing by the total number of the applicable class’ shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of a Fund, the NAV of the different classes may vary.

Foreign security prices are expressed in their local currency and translated into U.S. dollars at current exchange rates. Any changes in the value of forward contracts due to exchange rate fluctuations are included in the determination of net asset value. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. When

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events materially affecting the value of such securities or exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

For more information on calculation of NAV, see “Determining Net Asset Value” in the Fund’s prospectuses.

Purchase and Exchange of Shares. When shares of a Fund are initially purchased, an account is automatically established for the shareholder. Any shares of that Fund subsequently purchased or received as a distribution are credited directly to the shareholder’s account. No share certificates are issued. Shareholders will receive at least 60 days notice of any termination or material modification of the exchange privilege described in the applicable prospectus, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sale of its shares because it is unable to invest amounts effectively in accordance with the Fund’s investment objective, policies and restrictions.

Telephone Transactions. Shareholders may initiate three types of transactions by telephone: telephone exchanges; telephone redemptions by wire; and telephone redemptions by check. Once a telephone transaction request has been placed, it cannot be revoked. The telephone redemptions by wire privilege must be elected by you when you fill out your initial application or you may select that option later by completing the appropriate form(s) that is available from Shareholder Services. The telephone exchange privilege and telephone redemptions by check privilege are available to shareholders of the funds automatically, unless declined in the application or in writing.

The Funds will employ reasonable procedures to confirm that instructions received by telephone (including instructions with respect to changes in addresses) are genuine, such as requesting personal identification information that appears on an account application and recording the telephone conversation. A shareholder will bear the risk of loss due to unauthorized or fraudulent instructions regarding his or her account, although the Funds may be liable if reasonable procedures are not employed.

Undeliverable Mail. If the U.S. Postal Service cannot deliver a check representing the payment of a distribution to a shareholder, or if any such check remains uncashed for six months, the check(s) will be reinvested in shares of the distributing fund at their then-current NAV per share and all future distributions to that shareholder will be reinvested in fund shares.

TAXATION

Taxation of the Funds – General

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the prospectuses. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”) and regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a RIC. By doing so, it will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, plus the excess of net short-term capital gain over net long-term capital loss) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), including distributions thereof it receives from an underlying fund, that it distributes to its shareholders.

To continue to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (which includes dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) (“Distribution Requirement”) and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies and net income derived from interests in qualified publicly traded partnerships (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (b) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (“Diversification Requirements”).

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If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (taxable as ordinary income, except, for individual shareholders, the part thereof that is “qualified dividend income,” which would be taxable at the rate for net long-term capital gain – currently, a maximum of 15%) to the extent of the Fund’s earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Taxation of Investments in Underlying Funds

The Funds invest, and intend to continue to invest, only in underlying funds that intend to qualify for treatment as RICs. If an underlying fund failed to qualify for that treatment, it would be subject to federal income tax on its income and gains and might adversely affect the Fund’s ability to satisfy the Diversification Requirements and thereby its ability to qualify as a RIC. No assurance can be given, however, that an underlying fund will qualify for treatment as a RIC.

A Fund’s redemption of shares it holds in an underlying fund will result in taxable gain or loss to the Fund, depending on whether the redemption proceeds are more or less than its adjusted basis in the redeemed shares (which normally includes any sales charge paid on them); an exchange of an underlying fund’s shares for shares of another underlying fund normally will have similar tax consequences. However, if a Fund disposes of an underlying fund’s shares (“original shares”) within 90 days after its purchase thereof and subsequently reacquires shares of that underlying fund or acquires shares of another underlying fund on which a sales charge normally is imposed (“replacement shares”), without paying the sales charge (or paying a reduced charge) due to an exchange privilege or a reinstatement privilege, then (1) any gain on the disposition of the original shares will be increased, or the loss thereon decreased, by the amount of the sales charge paid when those shares were acquired and (2) that amount will increase the adjusted basis in the replacement shares that were subsequently acquired. In addition, if a Fund purchases shares of an underlying fund within thirty days before or after redeeming other shares of that fund at a loss, all or part of that loss will not be deductible and instead will increase the basis in the newly purchased shares (“wash sale rule”).

Taxation of Shareholders

Dividends and other distributions a Fund declares in December generally are taxable to its shareholders as though received on December 31 if paid to them during the following January. Accordingly, those distributions will be taxed to the shareholders for the taxable year in which that December 31 falls.

As noted in the prospectuses, certain dividends from a Fund’s investment company taxable income (i.e., “qualified dividend income”), whether paid in cash or reinvested in additional Fund shares, are taxed to individual shareholders at the 15% maximum rate applicable to net long-term capital gain. A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations. It is not anticipated that any part of the distributions by the Income Fund (which invests exclusively in debt securities and thus receives no dividend income) will be eligible for that rate or that deduction. Absent further legislation, the 15% tax rate on qualified dividend income tax and long-term capital gain will cease to apply to taxable years beginning after December 31, 2010.

Redemptions and exchanges of a Fund’s shares may be taxable transactions for federal and state income tax purposes. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. If a shareholder purchases Fund shares within thirty days before or after redeeming other shares of that Fund at a loss, the wash sale rule will apply. If shares are purchased shortly before the record date for any dividend or capital gain distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Each Fund is required to withhold 28% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

Qualified Retirement Plans. An investment in Fund shares may be appropriate for individual retirement accounts (including “Roth IRAs”), tax-deferred annuity plans under section 403(b) of the Code, self-employed individual retirement plans (commonly referred to as “Keogh plans”), simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans (including section 401(k) plans). Dividends and capital gain distributions received on Fund shares held by any of these accounts or plans are automatically reinvested in additional Fund shares, and taxation thereof is deferred until distributed by the account or

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plan. Investors who are considering establishing such an account or plan may wish to consult their attorneys or other tax advisers with respect to individual tax questions. The option of investing in these accounts or plans through regular payroll deductions may be arranged with the Distributor and the employer.

Taxation of Particular Investments

Zero Coupon and Payment-In-Kind Securities. A Fund or an underlying fund may acquire zero coupon securities or other securities issued with original issue discount (“OID”), such as “stripped” U.S. Treasury securities. As a holder of those securities, a Fund or an underlying fund annually must include in its income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, it must include in its gross income securities it receives as “interest” on payment-in-kind securities. Because each underlying fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from its cash assets or from the proceeds of sales of portfolio securities, if necessary. It may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Foreign Income and Gains. Dividends and interest a Fund or an underlying fund receives, and gains it realizes, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

A Fund or an underlying fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund or an underlying fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ “qualified dividend income” mentioned above.

If a Fund or an underlying fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund or underlying fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which it probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the Fund or an underlying fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

A Fund or an underlying fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC’s stock over the underlying fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund or an underlying fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the underlying fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund’s or an underlying fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies. Under section 988 each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 (see below) and 988, special provisions determine the character and timing of any income, gain or loss.

Hedging Strategies (Underlying Funds and Value Fund). The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses an underlying fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts an underlying fund derives with respect to its business of investing in securities or those currencies, will be treated as qualifying income under the Income Requirement.

Certain futures, foreign currency contracts and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which the underlying funds may invest will be “section 1256 contracts.” Section 1256 contracts an underlying fund holds at the end of each taxable year, other than section 1256 contracts that are part of a “mixed straddle” with respect to which the

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underlying fund has made an election not to have the following rules apply, must be “marked-to-market” (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of certain hedging instruments in which an underlying fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward contracts are personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If an underlying fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions are not entirely clear.

If a Fund or an underlying fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract an underlying fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a Fund or an underlying fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund or underlying fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

OTHER INFORMATION

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration of Trust states that no shareholder as such shall be subject to any personal liability whatsoever to any person in connection with Trust property or the acts, omissions, obligations or affairs of the Trust. It also states that every written obligation, contract, instrument, certificate, share, other security of the Trust or undertaking made or issued by the Trustees may recite, in substance, that the same is executed or made by them not individually, but as Trustees under the Declaration of Trust, and that the obligations of the Trust under any such instrument are not binding upon any of the Trust’s Trustees or shareholders individually, but bind only the Trust estate, and may contain any further recital which they or he may deem applicable, but the omission of such recital shall not operate to bind the Trustees or shareholders individually.

The Declaration of Trust further provides that the Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of his being or having been a shareholder, and shall reimburse such shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations.

The prospectuses relating to the Funds and this SAI do not contain all the information included in the Trust’s registration statement filed with the SEC under the Securities Act of 1933 and the 1940 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C. or by visiting the SEC’s web site at http://www.sec.gov.

Statements contained in the prospectuses and this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contracts or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

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FINANCIAL STATEMENTS

The annual report to shareholders of the Funds for the fiscal period ended January 31, 2010, which includes the financial statements and financial highlights, as filed with the SEC on April  7, 2010, is hereby incorporated by reference.

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APPENDIX A: API FUNDS
PROXY VOTING POLICIES AND PROCEDURES

API Funds (the “Trust”) has adopted the following policies and procedures to determine how to vote proxies relating to portfolio securities held by each series of the Trust (each, a “Portfolio”).

1. DELEGATION. The Board of Trustees of the Trust (the “Board”) has delegated to the Portfolios’ investment adviser (“Adviser”) the responsibility for voting proxies relating to portfolio securities held by a Portfolio as a part of the investment advisory services provided by the Adviser. All such proxy voting responsibilities shall be subject to the Board’s continuing oversight. Notwithstanding this delegation of responsibilities, each Portfolio retains the right to vote proxies relating to its portfolio securities as it may deem appropriate.

2. FIDUCIARY DUTY. The Adviser is a fiduciary to each Portfolio and must vote proxies in a manner consistent with the best interests of the Portfolio and its shareholders. Every reasonable effort should be made to vote proxies. However, the Adviser is not required to vote a proxy if it is not practicable to do so or it determines that the potential costs involved with voting a proxy outweigh the potential benefits to a Portfolio and its shareholders.

3. PROXY VOTING SERVICES. The Adviser may engage an independent proxy voting service to assist in the voting of proxies. Such service would be responsible for coordinating with the Trust’s custodian to ensure that all applicable proxy materials received by the custodian are processed in a timely fashion.

4. CONFLICTS OF INTEREST. The proxy voting guidelines of the Adviser shall address the procedures it would follow with respect to conflicts of interest.

5. REPORTS. The Adviser shall provide a quarterly report to the Board regarding its records of each proxy voted by that the Adviser during the quarter, including any conflicts of interest information required by Section 4. Such report shall include the information required by Form N-PX for each proxy voted. In addition, the Adviser shall provide a quarterly report to the Board detailing the proxies, if any, that were not voted during the period and the reasons for such non-votes.

6. REVIEW OF POLICIES AND PROCEDURES. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents. Any such material change shall not apply to proxies voted for a Portfolio unless and until such change is approved by the Board.

7. ROLE OF THE BOARD. The Board shall oversee the proxy voting process and periodically review the Trust’s proxy voting policies and procedures. The Board shall be assisted in this process by their independent legal counsel and the Adviser.

Dated: July 10, 2003

YORKTOWN MANAGEMENT & RESEARCH COMPANY INC.
PROXY VOTING POLICIES AND PROCEDURES

Yorktown Management & Research Company, Inc. (“Yorktown”) has adopted the following guidelines (the “Guidelines”) pursuant to which Yorktown, in the absence of special circumstances, generally shall vote proxies. These Guidelines are reasonably designed to ensure that proxies are voted in the best interest of shareholders of API Funds (the “Trust”), in accordance with its fiduciary duties and applicable regulations.

I. DUTY TO VOTE PROXIES

Proxies are an asset of the Trust, which should be treated by Yorktown with the same care, diligence and loyalty as any asset belonging to the Trust. As such, Yorktown views seriously its responsibility to exercise voting authority over securities that are owned by the Trust. The following Guidelines should be observed with respect to proxies. These Guidelines also address special provisions for conflicts of interests that may arise in connection with voting Trust proxies.

A. The Trust has delegated the power to vote proxies to Yorktown. Every reasonable effort should be made to vote proxies. It is the policy of Yorktown to review each proxy statement on an individual basis and to vote exclusively in the best interests of shareholders of the Trust.

B. To document that proxies are being voted, Yorktown should keep a record reflecting (i) when each proxy is first received, (ii) when each proxy is voted, and (iii) how that proxy is voted. Yorktown shall keep and maintain such records consistent with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and other applicable regulations. In each instance in which a proxy is not voted for any reason (such as the late receipt of the proxy, incorrect instructions as to how to vote the proxy, or for some other reason), a written explanation should be prepared stating the reasons why the proxy was not voted. Yorktown shall make its proxy voting history and these Guidelines available to clients upon request. A proxy voting history or these Guidelines (or a description of the Guidelines) shall be sent to a client within three business days of such a request.

C. Although the Trust does not retain the right to vote any securities that it may have on loan, the Trust may terminate the loan and regain the right to vote such securities if the vote was considered important.

II. GUIDELINES FOR VOTING PROXIES

Yorktown generally will vote proxies so as to promote the long-term economic value of the underlying securities, and generally will follow the Guidelines provided below. Each proxy proposal should be considered on its own merits, and an independent determination should be made whether to support or oppose management’s position. Yorktown believes that the recommendation of management should be given substantial weight, but Yorktown will not support management proposals that may be detrimental to the underlying value of the Trust’s positions.

Yorktown is responsible for administering and overseeing the proxy voting process. On occasion, Yorktown may vote a proxy otherwise than suggested by the Guidelines, but departures from the Guidelines are expected to be rare, and Yorktown will maintain a record supporting such a vote.

A. GENERAL GUIDELINES

NON-MUTUAL FUND PROXIES. All proxies other than mutual fund proxies, are voted in what is believed to be best interests of Trust shareholders and not necessarily always with management. While each situation is considered individually, matters are normally are voted based on the recommendation of the issuer’s management. Matters that could meaningfully impact the position of Trust shareholders are given special consideration and voted in a manner that is believed to support the interests of such shareholders.

MUTUAL FUND PROXIES. The Trust’s series may invest in the securities of other investment companies to the extent permitted under Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended (“1940 Act”). In accordance with Section 12(d)(1)(E) of the 1940 Act, proxies of mutual funds owned by the Trust’s series will be voted in the same proportion as the vote of all other shareholders of such mutual fund.

B. VOTING PROCESS

Proxies generally are received and voted electronically by Yorktown. With respect to each matter voted upon, Yorktown will record the following information for the Trust:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Portfolio cast its vote on the matter;

•	How the Portfolio cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Portfolio cast its vote for or against management.

Such records will be kept on behalf of the Trust for a period of not less than a rolling twelve-month period beginning July 1, 2003. After votes are cast, Yorktown will perform a review to ensure that all proxies received, and for which a voting obligation exists, have been voted.

III. CONFLICTS OF INTERESTS

Each proxy is reviewed by Yorktown to assess the extent to which there may be a material conflict of interest between Yorktown and the Trust. In addition, Yorktown will assess to the extent there may be a conflict between Trust shareholders’ interests and the interests of Yorktown or the Trust’s principal underwriter. With respect to such conflicts of interest for a Trust series, David D. Basten shall determine the appropriate proxy vote. Examples of a material conflict of interest may be:

•
If a proposal may harm a Trust series financially while enhancing the financial or business prospects of Yorktown. Likewise, if a proposal may harm the financial or business prospects of Yorktown while enhancing a Trust series’ financial position.

All proxy votes determined by the procedures shall be reported to the Trust’s Board of Trustees (the “Board”) at the next quarterly meeting.

IV. RECORDKEEPING AND REPORTING

Yorktown is required to maintain records of proxies voted pursuant to Section 204(2) of the Advisers Act and Rule 204-2(c) thereunder. Yorktown will maintain and make available to clients and shareholders of the Trust for review a copy of its Guidelines, proxy statements received regarding client securities, a record of each vote cast, and each written client request for proxy voting records and Yorktown’s response to any client request for such records. In addition, Yorktown will maintain appropriate proxy voting records for the Trust in compliance with applicable regulations under the Investment Company Act of 1940, as amended. Yorktown shall provide quarterly reports to the Board reflecting proxy votes for the Trust during the period covered in the report.

Proxy voting books and records are maintained by Yorktown for five years, the first two in an easily accessible place.

Dated: July 10, 2003

APPENDIX B: DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

DESCRIPTION OF MOODY’S SHORT-TERM DEBT RATINGS

Prime-1. Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY’S LONG-TERM DEBT RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca are present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rate Class D of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates amid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are in jeopardy.

APPENDIX C: HEDGING STRATEGIES

GENERAL DESCRIPTION OF HEDGING STRATEGIES

The Adviser may engage in a variety of strategies (“Hedging Strategies”) involving the use of certain financial instruments, including options, futures contracts (sometimes referred to as “futures”) and options on futures contracts to attempt to hedge a Fund’s portfolio. The Adviser may also hedge currency risks associated with these Funds’ investments in foreign securities through the use of forwarding foreign currency contracts. An underlying fund may also engage in Hedging Strategies.

Hedging Strategies are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Strategies on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging Strategies on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

The use of Hedging Strategies is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (“CFTC”) and various state regulatory authorities. In addition, the Funds’ ability to use Hedging Strategies will be limited by tax considerations.

SPECIAL RISKS OF HEDGING STRATEGIES

The use of Hedging Strategies involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow:

(1) Successful use of most Hedging Strategies depends upon the Adviser’s ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular hedging strategy adopted will succeed.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Strategy and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which hedging instruments are traded. The effectiveness of Hedging Strategies on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

(3) Hedging Strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, Hedging Strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Adviser projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

(4) A Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in hedging instruments involving obligations to third parties (i.e., hedging instruments other than purchased options). If the Fund were unable to close out its positions in such hedging instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the opposite party to the transaction to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

COVER FOR HEDGING STRATEGIES

The Funds will not use Hedging Strategies for speculative purposes or for purposes of leverage, although an underlying fund may do so. Hedging Strategies, other than purchased options, expose the Funds to an obligation to another party. The Funds will not enter into any such transactions unless they own either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for Hedging Strategies and will set aside cash or liquid assets in a segregated account with their custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to cover segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

OPTIONS ACTIVITIES

Each Fund, either directly or through an underlying fund, may write (i.e., sell) call options (“calls”) if the calls are “covered” throughout the life of the option. A call is “covered” if the fund owns the optioned securities. When a fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at anytime during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund will forego any gain from an increase in the market price of the underlying security over the exercise price. Each Fund also is authorized to write covered call options, but has no intention of doing so during the current fiscal year.

Each Fund, either directly or through an underlying fund, may purchase a call on securities only to effect a “closing transaction,” which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligation. If the fund is unable to effect a closing transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the fund delivers the underlying security).

Each Fund, either directly or through an underlying fund, may also may write and purchase put options (“puts”). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When a fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based on the values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date.

A fund’s option positions may be closed out only on an exchange that provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at any given time for any particular option. In this regard, trading in options on certain securities (such as U.S. Government securities) is relatively new, so that it is impossible to predict to what extent liquid markets will develop or continue. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the funds will enter into OTC options with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the fund, there can be no assurance that the fund would be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, the fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, which would result in the fund having to exercise those options that it has purchased in order to realize any profit. With respect to options written by the fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, because the fund must maintain a covered position with respect to any call option it writes on a security or stock index, the fund may not sell the underlying security or invest any cash, U.S. Government securities or short-term debt securities used to cover the option during the period it is obligated under such option. This requirement may impair the fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

An underlying fund’s custodian, or a securities depository acting for it, generally acts as escrow agent as to the securities on which the fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the fund. Until the underlying securities are released from escrow, they cannot be sold by the fund.

In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation (“OCC”) has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

In view of the risks involved in using the options strategies described above, each Fund that engages directly in options activities has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified without shareholder vote:

(1)	a Fund will write only covered options and each such option will remain covered so long as the Fund is obligated under the option;

(2)	a Fund will not write call or put options having aggregate exercise prices greater than 25% of its net assets; and

(3)
a Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Funds, does not exceed 5% of the Fund’s total assets.

The Funds’ activities in the option markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Funds also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of or as a result of market movements.

FUTURES CONTRACTS

A Fund or an underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated “contract markets” that, through their clearing corporation, guarantee performance of the contracts.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of debt securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if an underlying fund holds long-term U.S. Government securities and it anticipates a rise in long-term interest rates (and therefore a decline in the value of those securities), it could, in lieu of disposing of those securities, enter into futures contracts for the sale of similar long-term securities. If rates thereafter increase and the value of the fund’s portfolio securities thus declines, the value of the fund’s futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of debt securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if an underlying fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize.

A stock index futures contract may be used to hedge an underlying fund’s portfolio with regard to market risk as distinguished from risk relating to a specific security. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based.

There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes.

In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Funds would continue to be required to make variation margin deposits.

As is the case with options, the Funds’ activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, the Funds also may save on commissions by using futures contracts as a hedge rather than buying or selling individual securities in anticipation of or as a result of market movements.

In view of the risks involved in using the futures strategies that are described above, each of these Funds has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified without shareholder vote.

(1)
a Fund will not purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund’s existing futures positions and related options and premiums paid for related options would exceed 5% of the Fund’s total assets; and

(2)	futures contracts and related options will not be purchased if immediately thereafter more than 30% of the Fund’s total assets would be so invested.

OPTIONS ON FUTURES CONTRACTS

A Fund or an underlying fund may purchase and write (sell) put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A fund may purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases “protective puts” on securities.

Each Fund, either directly or indirectly through an underlying fund, also may purchase put options on interest rate and stock index futures contracts. As with options on securities, the holder of an option on a futures contract may terminate its position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. An underlying fund is required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There can be no certainty that liquid secondary markets for all options on futures contracts will develop. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to an underlying fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

FORWARD AND FOREIGN CURRENCY CONTRACTS

A Fund or an underlying fund may use forward or foreign currency contracts to protect against uncertainty in the level of future foreign currency exchange rates. The Funds will not speculate with forward currency contracts or foreign currency exchange rates.

A Fund or an underlying fund may enter into forward currency contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain that might result should the value of such currency increase during the contract period.

A Fund or an underlying fund may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that the Adviser believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another. For example, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. This investment practice generally is referred to as “cross-hedging” when another foreign currency is used.

The precise matching of the forward amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if the market value of the security exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The Fund may enter into forward contracts or maintain a net exposure on such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency or (2) the Fund maintains cash, U.S. Government securities or liquid, high-grade debt securities in a segregated account in an amount not less than the value of the Fund’s total assets committed to the consummation of the contract which value must be marked to market daily. Under normal circumstances, consideration of the prospect for currency parties will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

At or before the maturity date of a forward contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

PART C: OTHER INFORMATION

Item 23. Exhibits

(a)(1)
Declaration of Trust of American Pension Investors Trust (the “Trust” or the “Registrant”) dated January 23, 1985 is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0000898432-96-000418 on September 30, 1996.

(a)(2)
Amendment dated February 18, 1997 to the Registrant’s Declaration of Trust dated January 23, 1985 is incorporated herein by reference to Exhibit (1)(b) of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-97-000240 on April 16, 1997.

(a)(3)	Amended and Restated Certificate of Designation, dated July 24, 2009, is filed herein as Exhibit 99a-3

(b)(1)
By-Laws of the Registrant are incorporated herein by reference to Exhibit (2)(a) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-96-000418 on September 30, 1996.

(b)(2)
Amendment dated September 16, 1988 to the Registrant’s By-Laws is incorporated herein by reference to Exhibit (2)(b) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-96-000418 on September 30, 1996.

(c)
Instrument defining the rights of holders of the Registrant’s shares of beneficial interest is incorporated herein by reference to Exhibit (4) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-96-000418 on September 30, 1996.

(d)(1)
Investment Advisory and Administrative Services Agreement dated December 28, 1990 between the Registrant and American Pension Investors, Inc., relating to the Income Fund (now the API Efficient Frontier Capital Income Fund) and Growth Fund (now the API Efficient Frontier Growth Fund), is incorporated herein by reference to Exhibit (5)(a) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-96-000418 on September 30, 1996.

(d)(2)
Investment Advisory and Administrative Services Agreement dated September 30, 1992 between the Registrant and American Pension Investors, Inc., relating to the Yorktown Classic Value Trust (now the API Efficient Frontier Value Fund), is incorporated herein by reference to Exhibit (5)(b) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-96-000418 on September 30, 1996.

(d)(3)
Investment Advisory and Administrative Services Agreement dated May 31, 1997 between the Registrant and Yorktown Management & Research Company, Inc., relating to the Multiple Index Trust (now the API Efficient Frontier Multiple Index Fund) and Treasuries Trust (now the API Efficient Frontier Income Fund), is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-98-000001 on January 5, 1998.

(e)(1)
Distribution Agreement dated June 7, 2004 between the Registrant and Unified Financial Securities, Inc. is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-04-000576 on June 30, 2004.

(e)(2)
Form of Dealer Agreement with Unified Financial Securities, Inc. is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-04-000576 on June 30, 2004.

(f)	Not Applicable.

(g)
Custody Agreement dated June 23, 2006 between the Registrant and UMB Bank, N.A. is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001193125-06-197971 on September 27, 2006.

(h)(1)
Mutual Fund Services Agreement dated June 1, 2004 between the Registrant and Unified Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-04-000576 on June 30, 2004.

(h)(2)
Accounting and Pricing Services Agreement dated May 28, 2004 between the Registrant and Yorktown Management & Research Company, Inc. is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-04-000576 on June 30, 2004.

(h)(3)
Shareholder Services Plan dated July 12, 2006 and Amended and Restated Schedule A thereto dated April 6, 2007 is incorporated herein by reference to Exhibit (h)(3) of Post Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001193125-07-209001 on September 27, 2007.

(i)	Opinion and Consent of Counsel, Sullivan & Worcester LLP- filed herein as Exhibit 99-i

(j)	Consent of Independent Registered Public Accounting Firm, Tait, Weller & Baker LLP- filed herein as Exhibit 99-j

(k)	Not Applicable.

(l)
Contribution Agreement dated March 12, 1985 between the Registrant and American Pension Investors, Inc. is incorporated herein by reference to Exhibit (13) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-96-000418 on September 30, 1996.

(m)
Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated October 26, 2006 and Appendix A thereto is incorporated herein by reference to Exhibit (m) of Post Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001193125-07-209001 on September 27, 2007.

(n)
Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 dated April 6, 2007 and Amended and Restated Schedule A thereto is incorporated herein by reference to Exhibit (n) of Post Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001193125-07-209001 on September 27, 2007.

(o)	Reserved.

(p)
Code of Ethics revised as of February 1, 2005 for the Registrant and Yorktown Management & Research Company, Inc. is incorporated herein by reference to Exhibit (p) of Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-05-000620 on August 1, 2005.

Item 24. Persons Controlled By or Under Common Control with Registrant

None.

Item 25. Indemnification

Section 5.1 of Article V of the Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust as such shall be subject to any personal liability whatsoever to any person in connection with Trust Property or the affairs of the Trust, save only that to which they would be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of their reckless disregard of their obligations and duties with respect to such person; and all persons shall look solely to the Trust Property for satisfaction of claims of any nature arising directly or indirectly in connection with the affairs of the Trust. Section 5.1 also provides that if any Trustee, officer, employee or agent, as such, of the Trust is made party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability.

Section 5.2 of Article V of the Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of Trust), except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Paragraph (a) of Article VI of the By-Laws indemnifies Trustees or officers of the Trust against losses sustained in a legal action by virtue of such person’s position with the Trust. Such person must have been acting in good faith and in a manner which the person reasonably believed to be in, or not opposed to, the best interests of the Trust, and in the case of a criminal proceeding, not unlawful.

The provisions of paragraph (a) do not cover losses sustained in actions brought by or on behalf of the Trust. The provisions of paragraph (b) are similar to those of paragraph (a) but cover losses sustained in actions brought by or in the right of the Trust itself. The required standard of conduct is the same, except that no indemnification may be made if the indemnitee is adjudged liable of negligence or misconduct unless a court determines the indemnitee is entitled to indemnification.

Paragraph (c) of Article VI allows a Trustee or officer to be indemnified against expenses actually and reasonably incurred without a determination as to the standard of conduct required in paragraphs (a) and (b) if the indemnitee is successful on the merits of an action. Paragraph (d) provides that if such a determination is necessary, it must be made either by a majority vote of Trustees who were disinterested and not parties to the action or by independent legal counsel.

Paragraph (e) of Article VI provides that expenses in defending an action may be paid in advance if the prospective indemnitee undertakes to repay the expenses if he or she is not found to be entitled to indemnification. A majority of disinterested, non-party Trustees or independent legal counsel must determine that there is reason to believe that the prospective indemnitee ultimately will be found entitled to indemnification before such payment may be made.

Paragraph (f) of Article VI provides that agents and employees of the Trust who are not Trustees or officers may be indemnified under the above-mentioned standards at the discretion of the Board.

Paragraph (g) of Article VI provides that indemnification pursuant to that Article is not exclusive of other rights, continues as to a person who has ceased to be a Trustee or officer and inures to heirs, executors and administrators of such a Person.

Paragraph (h) of Article VI provides that “nothing in the Declaration or in these By-Laws shall be deemed to protect any Trustee or officer of the Trust against any liability to the Trust or to its Shareholders to which such Person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person’s office.”

Paragraph (i) of Article VI provides that the Trust may purchase insurance for any persons against liability but that “insurance will not be purchased or maintained by the Trust if the purchase or maintenance of such insurance would result in the indemnification of any Person in contravention of any rule or regulation and/or interpretation of the Securities and Exchange Commission.”

Paragraph 9 of the Investment Advisory and Administrative Services Agreement (the “Agreement”) dated December 28, 1990, provides that except as may be determined by applicable legal standards, Yorktown Management & Research Company, Inc. (the “Adviser”) shall have no liability to the Trust, or its shareholders or creditors, for any error in business judgment, or for any loss arising out of any investment, or for any other act or omission in performance of its obligations to the Trust pursuant to the Agreement except (1) for actions and omissions constituting violations of the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, as amended (the “1933 Act”) or other federal securities laws, (2) in circumstances where the Adviser has failed to conform to reasonable business standards, and (3) by reason of its willful misfeasance, bad faith or reckless disregard of its duties and obligations.

Paragraph 9 of the Investment Advisory and Administrative Services Agreements dated September 30, 1992 and May 31, 1997, respectively, provides that the Adviser not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or in any event whatsoever, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the security holders of the Trust to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of reckless disregard of its obligations and duties hereunder. No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or Investors, from liability in violation of Section 17(h), 17(i), or 36(b) of the 1940 Act.

Paragraph 9 of the Distribution Agreement dated June 7, 2004 between Unified Financial Services, Inc. (the “Distributor”) provides that the Distributor agrees to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a trustee, director, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of the Distributor or any agent or employee of the Distributor or any other person for whose acts the Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust. The Distributor likewise agrees to indemnify and hold harmless the Trust and each such person in connection with any claim or in connection with any action, suit or proceeding which arises out of or is alleged to arise out of the Distributor’s failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares. The term “expenses” for purposes of this and the next paragraph includes amounts paid in satisfaction of judgments or in settlements which are made with the Distributor’s consent. The foregoing rights of indemnification shall be in addition to any other rights to which the Trust or each such person may be entitled as a matter of law.

The Registrant undertakes to carry out all indemnification provisions of its Declaration of Trust, By-Laws, and the above-described contracts in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act may be provided to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

Information regarding the officers and directors of the Trust’s investment adviser, Yorktown Management & Research Company, Inc., is included in its current Form ADV filed with the SEC (Registration number 801-23441) and is incorporated herein by reference.

Item 27. Principal Underwriters

a.	Unified Financial Securities, Inc. serves as the distributor for the following investment companies:

API Trust Funds
Sparrow Growth Fund
Unified Series Trust
Dividend Growth Advisors, LLC
The Penn Street Fund Inc.
Builders Fixed Income Fund
Skyhawk Capital Management LLC

b.	The table below lists the officers and directors of Unified Financial Securities, Inc.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Melissa K. Gallagher	President	None
Stephen D. Highsmith, Jr.	Senior Vice President	None
John Swhear	Chief Compliance Officer	None
Eric McKenzie	Supervisory Principal	None
Karyn E. Cunningham	Controller	None

Item 28. Location of Accounts and Records

With the exceptions noted below, Yorktown Management and Research Company, Inc. (2303 Yorktown Avenue, Lynchburg, Virginia 24501) maintains the books, accounts and records required to be maintained pursuant to

Section 31(a) of the 1940 Act and the rules promulgated thereunder.
With the exceptions noted below, Unified Financial Securities, Inc. (P.O. Box 6110, Indianapolis, Indiana 46206-6110) maintains the books, accounts and records required to be maintained pursuant to Rule 31(a)-1(d) under the 1940 Act.

Unified Financial Services, Inc. (P.O. Box 6110, Indianapolis, Indiana 46206-6110) maintains the books, records and accounts required to be maintained pursuant to Rule 31a-1(b)(2)(iv) under the 1940 Act.

Item 29. Management Services

None.

Item 30. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a) under the Securities Act and the Registrant has duly caused this Post-Effective Amendment No. 50 to the Registrant’s Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lynchburg, Commonwealth of Virginia on the 7th day of June, 2010

AMERICAN PENSION INVESTORS TRUST

/s/ David D. Basten
David D. Basten, President

Pursuant to the requirements of the Securities Act, PEA No. 48 has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ David D. Basten David D. Basten	Trustee and President (Principal Executive Officer)	06/07/10

/s/ David M. Basten David M. Basten	Trustee	06/07/10

* Mark A. Borel	Trustee	06/07/10

* Stephen B. Cox	Trustee	06/07/10

* G. Edgar Dawson III	Trustee	06/07/10

* Wayne C. Johnson	Trustee	06/07/10

/s/ Charles D. Foster Charles D. Foster	Chief Financial Officer	06/07/10

*By:	/s/ David D. Basten
David D. Basten

Attorney-in-Fact, pursuant to the powers of attorney incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001193125-06-197971 on September 27, 2006.

Exhibit Index

Exhibit 99i-	Legal Opinion of Sullivan & Worcester
Exhibit 99j-	Consent of Tait, Weller & Baker